EXHIBIT 10.1

EXECUTION COPY
SECOND AMENDED AND RESTATED LOAN AGREEMENT

between

(i) LGI HOMES GROUP, LLC, (ii) LGI HOMES-PRESIDENTIAL GLEN, LLC, (iii) LGI HOMES-QUAIL RUN, LLC, (iv) LGI HOMES-FW, LLC, (v) LGI HOMES-SAN TAN HEIGHTS, LLC, (vi) LGI HOMES-TEXAS, LLC, (vii) LGI HOMES-DECKER OAKS, LLC, (viii) LGI HOMES AZ CONSTRUCTION, LLC, (ix) LGI HOMES-WOODLAND CREEK, LLC, (x) LGI HOMES-LAKES OF MAGNOLIA, LLC, (xi) LGI HOMES-SALTGRASS, LLC, (xii) LGI HOMES – STEWARTS FOREST, LLC, (xiii) LGI HOMES – GLENNWILDE, LLC, (xiv) LGI HOMES-E SAN ANTONIO, LLC, (xv) LGI HOMES-WINDMILL FARMS, LLC, (xvi) LGI HOMES-ARIZONA, LLC, (xvii) LGI HOMES – FLORIDA, LLC, (xviii) LGI HOMES – GEORGIA, LLC, (xix) LGI HOMES-MAPLE LEAF, LLC, (xx) LGI HOMES AVONDALE, LLC, (xxi) LGI HOMES-SHALE CREEK, LLC, (xxii) LGI HOMES-STERLING LAKES PARTNERS, LLC, (xxiii) LGI CROWLEY LAND PARTNERS, LLC, (xxiv) LGI HOMES-MAPLE PARK, LLC, (xxv) LGI HOMES – SUNRISE MEADOW, LLC, (xxvi) LGI HOMES CORPORATE, LLC, (xxvii) LGI HOMES SERVICES, LLC, (xxviii) LGI HOMES AZ SALES, LLC, (xxix) LGI HOMES – NEW MEXICO, LLC, (xxx) LGI HOMES NM CONSTRUCTION, LLC, (xxxi) LGI JV HOLDINGS, LLC, (xxxii) LGI HOMES – LUCKEY RANCH, LLC, (xxxiii) LGI JV HOLDINGS II, LLC, (xxxiv) LGI HOMES – WEST MEADOWS, LLC, (xxxv) LGI JV HOLDINGS III, LLC, (xxxvi) LGI HOMES – SONTERRA, LLC, (xxxvii) LGI JV HOLDINGS IV, LLC, (xxxviii) LGI HOMES – BLUE HILLS, LLC, (xxxix) LGI HOMES – KRENSON WOODS, LLC, (xl) LGI HOMES – NORTHPOINTE, LLC, (xli) LGI HOMES – OAK HOLLOW PHASE 6, LLC, (xlii) LUCKEY RANCH PARTNERS, LLC, and (xliii) LGI FUND III HOLDINGS, LLC
and

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION

Dated as of
January 17, 2014

SECOND AMENDED AND RESTATED LOAN AGREEMENT
This SECOND AMENDED AND RESTATED LOAN AGREEMENT (this “Agreement”) is dated as of January 17, 2014, and entered into by and between TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, a national banking association (“Lender”), and (i) LGI HOMES GROUP, LLC, a Texas limited liability company, (ii) LGI HOMES-PRESIDENTIAL GLEN, LLC, a Texas limited liability company, (iii) LGI HOMES-QUAIL RUN, LLC, a Texas limited liability company, (iv) LGI HOMES-FW, LLC, a Texas limited liability company, (v) LGI HOMES-SAN TAN HEIGHTS, LLC, an Arizona limited liability company, (vi) LGI HOMES-TEXAS, LLC, a Texas limited liability company, (vii) LGI HOMES-DECKER OAKS, LLC, a Texas limited liability company, (viii) LGI HOMES AZ CONSTRUCTION, LLC, an Arizona limited liability company, (ix) LGI HOMES-WOODLAND CREEK, LLC, a Texas limited liability company, (x) LGI HOMES-LAKES OF MAGNOLIA, LLC, a Texas limited liability company, (xi) LGI HOMES-SALTGRASS, LLC, a Texas limited liability company, (xii) LGI HOMES – STEWARTS FOREST, LLC, a Texas limited liability company, (xiii) LGI HOMES – GLENNWILDE, LLC, an Arizona limited liability company, (xiv) LGI HOMES-E SAN ANTONIO, LLC, a Texas limited liability company, (xv) LGI HOMES-WINDMILL FARMS, LLC, a Texas limited liability company, (xvi) LGI HOMES-ARIZONA, LLC, an Arizona limited liability company, (xvii) LGI HOMES – FLORIDA, LLC, a Florida limited liability company, (xviii) LGI HOMES – GEORGIA, LLC, a Georgia limited liability company, (xix) LGI HOMES-MAPLE LEAF, LLC, a Texas limited liability company, (xx) LGI HOMES AVONDALE, LLC, a Texas limited liability company, (xxi) LGI HOMES-SHALE CREEK, LLC, a Texas limited liability company, (xxii) LGI HOMES-STERLING LAKES PARTNERS, LLC, a Texas limited liability company, (xxiii) LGI CROWLEY LAND PARTNERS, LLC, a Texas limited liability company, (xxiv) LGI HOMES-MAPLE PARK, LLC, a Georgia limited liability company, (xxv) LGI HOMES – SUNRISE MEADOW, LLC, a Texas limited liability company, (xxvi) LGI HOMES CORPORATE, LLC, a Texas limited liability company, (xxvii) LGI HOMES SERVICES, LLC, a Texas limited liability company, (xxviii) LGI HOMES AZ SALES, LLC, an Arizona limited liability company, (xxix) LGI HOMES – NEW MEXICO, LLC, a New Mexico limited liability company, (xxx) LGI HOMES NM CONSTRUCTION, LLC, a New Mexico limited liability company, (xxxi) LGI JV HOLDINGS, LLC, a Delaware limited liability company, (xxxii) LGI HOMES – LUCKEY RANCH, LLC, a Delaware limited liability company, (xxxiii) LGI JV HOLDINGS II, LLC, a Delaware limited liability company, (xxxiv) LGI HOMES – WEST MEADOWS, LLC, a Delaware limited liability company, (xxxv) LGI JV HOLDINGS III, LLC, a Delaware limited liability company, (xxxvi) LGI HOMES – SONTERRA, LLC, a Delaware limited liability company, (xxxvii) LGI JV HOLDINGS IV, LLC, a Delaware limited liability company, (xxxviii) LGI HOMES – BLUE HILLS, LLC, an Arizona limited liability company, (xxxix) LGI HOMES – KRENSON WOODS, LLC, a Delaware limited liability company, (xl) LGI HOMES – NORTHPOINTE, LLC, a Delaware limited liability company, (xli) LGI HOMES – OAK HOLLOW PHASE 6, LLC, a Delaware limited liability company, (xlii) LUCKEY RANCH PARTNERS, LLC, a Delaware limited liability company, and (xliii) LGI FUND III HOLDINGS, LLC, a Texas limited liability company (individually and collectively referred to herein as “Borrower,” together with any additional entities that are subsequently approved by Lender to become a Borrower hereunder).
RECITALS
A.    Borrower owns or will own certain Land (as herein defined) and Lots (as herein defined).
B.    Borrower proposes to construct the Houses (as herein defined) on the Lots. The Houses shall be constructed in accordance with the Plans and Specifications (as herein defined). Furthermore, Borrower proposes to acquire Land, and to develop Lots and other A&D Improvements (as herein defined)

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thereon. Borrower has requested from Lender a loan or loans for the purpose of such construction and development, and for the acquisition of Lots and Land.
C.    Lender and several of the entities that comprise Borrower entered into (or subsequently assumed) that certain Amended and Restated Loan Agreement, dated June 24, 2013, providing for a revolving line of credit in the maximum amount of $35,000,000 (with all amendments thereto, the “Prior Agreement”).
D.     Borrower and Lender desire to amend and restate the Prior Agreement in its entirety, and to increase the maximum amount of the revolving line of credit to $50,000,000.
THEREFORE, Borrower and Lender agree as follows:
ARTICLE I. DEFINITIONS
1.1    Defined Terms. The following capitalized terms generally used in this Agreement shall have the meanings defined or referenced below. Certain other capitalized terms used only in specific Sections of this Agreement are defined in such sections.
“Account” ‑ shall mean an account with Lender or another financial institution acceptable to Lender in the name of Borrower into which Credit Facility proceeds will be deposited.
“Accounts Payable Report” ‑ shall mean an itemization of Borrower’s accounts payable with an identification of which specific accounts relate to particular Lot, House or A&D Project, and an itemization of the age of each item in such accounts payable.
“ADA” ‑ shall mean the Americans with Disabilities Act, 42 U.S.C. §§ 12101, et seq. as heretofore or hereafter amended or modified.
“Advance” ‑ shall mean a disbursement by Lender, whether by journal entry, deposit to Borrower’s account, check to third party or by other means, of any of the proceeds of the Credit Facility or any insurance proceeds relating to a casualty to the Mortgaged Property and held by Lender.
“Affidavit of Commencement” ‑ shall have the meaning ascribed to such term in Section 5.14 hereof.
“Affidavit of Completion” ‑ shall have the meaning ascribed to such term in Section 5.15 hereof.
“Affiliates” ‑ shall mean an entity’s partners, joint venturers, members or managers, or parent and subsidiary entities, or sponsoring entity for an employee benefit plan, and their respective affiliates, shareholders, directors, officers, employees and agents.
“Agreement” ‑ shall have the meaning ascribed to such term in the preamble hereto, as same may from time to time be amended, restated or supplemented.
“Allocations” ‑ shall mean the amount allocated for each stage of construction set forth in Section D of Exhibit ”B” attached hereto for each House and/or Lot for which Advances under the Credit Facility will be made.
“Appraisal” ‑ shall mean (a) with respect to each A&D Project, an appraisal, not more than 365 days old, prepared by a MAI or other qualified appraiser acceptable to Lender which shall satisfy all internal policy requirements of Lender and all rules, regulations (including, without limitation, 12 C.F.R. Sec. 34.45(2)) and laws to which Lender is subject, and (b) with respect to each House or Lot type within each Approved Subdivision which constitutes Collateral, an appraisal, not more than 365 days old, prepared by a MAI or other qualified appraiser acceptable to Lender which shall satisfy all internal policy requirements of Lender

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and all rules, regulations (including, without limitation, 12 C.F.R. Sec. 34.45(2)) and laws to which Lender is subject, as more particularly required in Section 2.11 hereof.
“Appraised Value” ‑ shall have the meaning ascribed to such term in Section 2.11 hereof.
“Approved Sales Contract” ‑ shall mean a bona fide, legally binding, enforceable contract for the sale of a House, between Borrower, as seller, and a third party unrelated to Borrower, as buyer, with respect to which (i) the form and substance of such contract of sale shall have been previously approved in writing by Lender, (ii) a non-refundable earnest money deposit in an amount acceptable to Lender has been delivered to either an independent escrow agent or to Borrower; and (iii) Borrower has undertaken a preliminary screening of the creditworthiness of such buyer and has concluded that such buyer should qualify for a mortgage loan commitment for the financing of the applicable House.
“Approved Subdivision” ‑ shall mean each subdivision approved by Lender for disbursement of the Credit Facility proceeds for the acquisition of Lots and the construction of Houses located therein, meeting the criteria specified in Section 2.14 hereof, and located in in one of the approved metropolitan areas listed in Exhibit “A” attached hereto.
“Bankruptcy Code” ‑ shall mean the Bankruptcy Reform Act of 1978 (11 U.S.C. § 101‑1330) as heretofore or hereafter amended or recodified.
“Borrower” ‑ shall have the meaning ascribed to such term in the preamble hereto.
“Borrowing Base” ‑ shall mean as of the date of determination thereof, the Maximum Credit Amount for all Collateral.
“Borrowing Base Report” ‑ shall have the meaning ascribed to such term in Section 3.1(f) hereof for the Borrowing Base.
“Business Day” ‑ shall mean a day of the week (but not a Saturday, Sunday or holiday) on which the offices of Lender are open to the public for carrying on substantially all of Lender’s business functions. Unless specifically referenced in this Agreement as a Business Day, all references to “days” shall be to calendar days.
“Calendar Quarter” ‑ shall mean the three (3) calendar month period (or portion thereof for the first period) ending on each March 31st, June 30th, September 30th and December 31st.
“Collateral” ‑ shall mean the Mortgaged Property and all other property, assets and accounts of Borrower and all other funds, deposits or other property given by Borrower and accepted by Lender as security for repayment of the Indebtedness and performance of the Obligations under this Credit Facility.
“Commencement Date” ‑ shall mean, with respect to each House, any day within thirty (30) days after the recordation of the applicable Security Instrument.
“Completion Date” ‑ shall mean, with respect to each House which is part of the Mortgaged Property, the date that is six (6) months after the date of recordation of the Security Instrument covering such Improvement, but in no event beyond the Maturity Date of the Note.
“Compliance Certificate” ‑ shall have mean a written certification by the principal financial officer of Borrower and Guarantor, in the form attached hereto as Exhibit “D”, certifying that Borrower and Guarantor are in compliance with all covenants, representations and warranties contained in the Loan Documents, demonstrating in reasonable detail (including but not limited to showing all calculations) compliance with the financial covenants set forth in Section 10.1 hereof, and including such documentation required by Lender to support or evidence the statements contained therein.

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“Construction Contract” ‑ shall mean, collectively, any and all contracts or agreements, written or oral, between Borrower and any other party, and between any of the foregoing and any subcontractor, and between any of the foregoing and any other person or entity relating in any way to the construction of Houses or A&D Improvements including the performance of labor or the furnishing of standard or specially fabricated materials or other supplies or services in connection therewith.
“Contractor” ‑ shall mean any general contractor with whom Borrower has contracted for the construction of Houses or A&D Improvements; provided, however, if Borrower acts as its own general contractor in the construction of the Improvements, then any and all references in this Agreement to “Contractor” shall be deemed to be a reference to Borrower or shall be deemed inapplicable and deleted, as the context thereof shall suggest or require.
“Control” ‑ shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person which shall include, at a minimum, ownership of at least 51% of all classes and different types of any voting securities or beneficial interests, as applicable; and with respect to a partnership, then such control shall be with respect to all general partners, as a class, and all limited partners, as a class; and with respect to a limited liability company, then such control shall be with respect to all members, as a class; and with respect to a trust, then such control shall be with respect to all trustees, as a class.
“Credit Facility” ‑ shall mean the revolving, secured line of credit in the maximum sum of the Credit Facility Amount and governed by this Agreement and the other Loan Documents.
“Credit Facility Amount” ‑ shall have the meaning set forth in Exhibit “A” attached hereto.
“Credit Facility Fee” ‑ shall have the meaning set forth in Exhibit “A” attached hereto.
“Credit Facility Termination Date” ‑ shall have the meaning set forth in Exhibit “A” attached hereto.
“Default Rate” ‑ shall have the meaning ascribed to such term in the Note.
“Design Professional” ‑ shall mean the person or firm which designed the Houses or A&D Improvements and prepared all or a portion of the Plans and Specifications; provided, however, if the design of the Houses or A&D Improvements and preparation of the Plans and Specifications were done by Borrower without assistance from an independent design professional, then any and all references in this Agreement to “Design Professional” shall be deemed to be a reference to Borrower or shall be deemed inapplicable and deleted, as the context thereof shall suggest or require.
“Design Professional’s Agreement” ‑ shall mean that certain agreement, if any, by and between Borrower and Design Professional with respect to the Design Professional’s design of the Houses or the A&D Improvements and preparation of the Plans and Specifications.
“Disposition” ‑ shall mean any sale, lease (except as permitted under the Security Instrument), exchange, absolute or collateral assignment, conveyance, transfer, trade, or other disposition of or creation of any security interest, lien, pledge or hypothecation in, to or of all or any portion of the Mortgaged Property (or any interest therein) or all or any part of the beneficial ownership interest in Borrower (if Borrower is a corporation, partnership, general partnership, limited partnership, joint venture, trust, or other type of business association or legal entity), and in any entity which has any beneficial ownership interest in another entity which owns any beneficial interest in Borrower, except pursuant to a partial release of the lien of a Security Instrument pursuant to the applicable provisions hereof and of the other Loan Documents.
“Distributions” ‑ shall have the meaning ascribed to such term in Section 10.5 hereof.
“Draw Request” ‑ shall mean the request by Borrower to Lender for the Advance of Credit Facility proceeds.

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“Draw Request Form” ‑ shall mean the form for submission by Borrower to Lender as a condition precedent for an Advance in connection with the acquisition of a Lot of the construction of a House, in the form of Exhibit ”C” attached hereto, or such other form as Lender may approve from time to time. Lender, in its sole discretion, may allow Borrower to submit Draw Request Forms via electronic mail. Furthermore, Lender, in its sole discretion, may establish rules and procedures, from time to time, for such electronic transmissions.
“ERISA” ‑ shall mean the Employee Retirement Income Security Act of 1974, 29 U.S.C. § 1001, et seq., as heretofore or hereafter amended from time to time.
“Event of Default” ‑ shall have the meaning ascribed to such term in Article XI hereof.
“Financial Statement” ‑ shall mean the consolidated and/or consolidating financial statements of Borrower and each Guarantor. With respect to Borrower and any Guarantor who is not a natural person, the term “financial statement” shall mean the consolidated (or consolidating, as may be applicable) balance sheet, statement of profit and loss, statement and reconciliation of capital accounts, and statement of changes in financial position (cash flow statement) as commonly defined and prepared in accordance with GAAP, certified by the principal financial officer of the entity to whom the financial statement pertains or by an independent certified public accountant (as may be required by Lender). For any Guarantor who is a natural person, the term “financial statement” shall mean a personal statement of assets and liabilities. In each case where indicated herein, the applicable Financial Statement shall be either “internally prepared” and certified by the principal financial officer of the entity, or “reviewed,” “compiled,” or “audited” by, and certified by an independent certified public accountant, or “self-prepared” by the individual person as to whom the financial statement pertains and certified by such individual. For monthly, quarterly, or semi-annual financial statements for Borrower or any Guarantor that is not a natural person, the financial statements shall be certified to have been prepared in accordance with GAAP consistently followed throughout the period indicated except to the extent stated therein, subject to normal changes resulting from year‑end adjustment.
“Financing Statement” ‑ shall mean the financing statement or financing statements on the Uniform Commercial Code Financing Statement (Form UCC‑1) with Borrower, as the debtor, and Lender, as the secured party, covering all or a portion of the Collateral for the Credit Facility, which shall be in form and substance acceptable to Lender. Borrower shall be required to pay for the preparation and filing of all Financing Statements required by Lender.
“GAAP” ‑ shall mean generally accepted accounting principles in the United States set forth in the statements and interpretations, as codified, of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination.
“Governmental Authority” ‑ shall mean any and all applicable courts, boards, agencies, commissions, offices, or authorities of any nature whatsoever for any governmental unit (federal, state, county, district, municipal, city or otherwise), whether now or hereafter in existence.
“Governmental Requirements” ‑ shall mean all statutes, laws, ordinances, rules, regulations, orders, writs, injunctions or decrees of any Governmental Authority applicable to Borrower or the Mortgaged Property.
“Guarantor” ‑ shall have the meaning set forth in Exhibit “A” attached hereto.
“Guaranty” ‑ shall mean that certain Guaranty, dated of even date herewith, executed by Guarantor, in connection with the Credit Facility.
“Hazardous Materials” ‑ shall have the meaning ascribed to such term in Section 8.1(a) hereof.
“Hazardous Materials Claims” ‑ shall have the meaning ascribed to such term in Section 8.1(c) hereof.

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“Hazardous Materials Laws” ‑ shall have the meaning ascribed to such term in Section 8.1(b) hereof.
“House” ‑ shall mean a single family detached residences to be constructed by Borrower upon a Lot, as more particularly described in the Plans and Specifications and in accordance with the applicable provisions hereof. Where the context requires, the term “House” shall include the Lot upon which the single-family residence is constructed.
“Indebtedness” ‑ shall mean (i) the principal of, interest on and all other amounts, payments and premiums due under or secured by the Note, the Security Instrument and any and all other Loan Documents; (ii) such additional sums, with interest thereon, as may hereafter be borrowed from Lender, its successors or assigns, by the Borrower or then record owner of the Mortgaged Property, when evidenced by a promissory note which, by its terms, is secured by the Security Instrument (it being contemplated that such future indebtedness may be incurred); and (iii) any and all other indebtedness, obligations and liabilities of any kind of the Borrower to Lender, now or hereafter existing, absolute or contingent, joint and/or several, secured or unsecured, due or not due, arising by operation of law or otherwise, or direct or indirect, including, but not limited to, indebtedness, obligations and liabilities to Lender of the Borrower as a member of any partnership, joint venture, trust or other type of business association, or other group, and whether incurred by Borrower as principal, surety, endorser, guarantor, accommodation party or otherwise.
“Initial Due Date” ‑ shall mean the date that Borrower is required to pay the Partial Release Price for a House or Lot to Lender. The Initial Due Dates for Model Houses, Pre-Sold Houses, Spec Houses and Lots are set forth in Exhibit “A” attached hereto.
“Inspection Fee” ‑ shall mean the costs actually incurred by Lender for the Inspector, or Lender’s standard charge for the inspection by an employee of Lender or Lender’s Affiliates, together with such other sums required to be paid hereunder for the inspection of the Houses and/or Lots pursuant to the applicable provisions of this Agreement.
“Inspector” ‑ shall mean a person or entity (which may be independent from, affiliated with or an employee of, Lender) as designated by Lender from time to time, who may inspect the House or A&D Improvements from time to time for the benefit of Lender.
“Inventory and Sales Status Report” ‑ shall mean a periodic report prepared by Borrower with respect to the Lots or other property owned and the completion status of each House under construction by Borrower (whether or not financed by Lender unless otherwise stated below), properly completed by Borrower and in form and substance satisfactory to Lender. The Inventory and Sales Status Report shall include a sales and closing report by subdivision acceptable to Lender reflecting (a) sales of Houses since the last report, (b) as to completed Houses, whether or not they are subject to a Sales Contract, (c) as to Houses under construction, whether or not they are sold and the closing status of such residences, and (d) such other information as Lender may reasonably request with respect to the Borrower’s inventory, sales of Houses, closing of said sales and information regarding Borrower’s business operations.
“Land” ‑ shall mean unimproved real property or interest therein, together with all right, title, interest, and privileges of the owner thereof in and to (i) all streets, ways, roads, alleys, easements, rights‑of‑way, licenses, rights of ingress and egress, vehicle parking rights and public places, existing or proposed, abutting, adjacent, used in connection with or pertaining to such real property, the interests therein and the improvements thereon; (ii) any strips or gores of real property between such real property and abutting or adjacent properties; (iii) all water and water rights, timber and crops pertaining to such real estate; and (iv) all appurtenances and all reversions and remainders in or to such real property.
“Lender” ‑ shall have the meaning ascribed to such term in the preamble hereof.
“Leverage Ratio” - shall mean the ratio of (i) Total Liabilities, to (ii) Tangible Net Worth.

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“Liquidity” ‑ shall mean the aggregate of (i) cash, cash equivalent assets and those assets that are readily convertible to cash, plus (ii) amounts available to be drawn by Borrower under existing lines of credit plus (iii) amounts receivable from title companies for closed sales minus (iv) amounts payable to suppliers and other trade payables, all as determined by Lender in its sole discretion.
“Loan Documents” ‑ shall mean those documents, as hereafter amended, restated, supplemented, renewed, extended, replaced or modified, properly executed and in recordable form, if necessary, together with any and all other documents now or hereafter executed by Borrower, Guarantor or any other person in connection with the Credit Facility evidenced by the Note or in connection with the payment of the Indebtedness or the performance and discharge of the Obligations.
“Lot” ‑ shall mean (i) a single platted and subdivided portion of Land (ii) within an Approved Subdivision, (iii) upon which a single House is to be, has been or is in the process of being, constructed, together with all right, title, interest, and privileges of Borrower in and to (A) all streets, ways, roads, alleys, easements, rights‑of‑way, licenses, rights of ingress and egress, vehicle parking rights and public places, existing or proposed, abutting, adjacent, used in connection with or pertaining to such real property or the interest therein; (B) any strips or gores of real property between such real property and abutting or adjacent properties; (C) all water and water rights, timber and crops pertaining to such real estate; and (D) all appurtenances and all reversions and remainders in or to such real property, and (iv) with all required municipal approvals and utilities (including, without limitation, streets, alleys and sidewalks, potable water, storm and sanitary sewer, electricity, telephone, gas and cable television facilities), fully completed and each connected to or available at the boundaries of such Lot.
“Lot Inventory Subfacility” ‑ shall have the meaning ascribed to such term in Section 3.2 hereof.
“Master Deed of Trust” ‑ shall mean that certain Master Form Deed of Trust and Security Agreement, recorded by Lender as a master form deed of trust, mortgage or deed to secure debt pursuant to Section 12.009 of the Texas Property Code, in each Texas county in which any Mortgaged Property is to be situated, and being more particularly described in one or more Supplemental Deeds of Trust.
“Maturity Date” ‑ shall have the meaning set forth in Exhibit “A” attached hereto.
“Maximum Credit Amount” ‑ shall mean the maximum amount for each item of Collateral securing the Credit Facility, based on the latest Borrowing Base Report approved by Lender and calculated as provided in Section 3.1(e) hereof.
“Model House” ‑ shall mean a House which is to be, has been, or is in the process of being, constructed, and which is not the subject of an Approved Sales Contract and, as of the date of recordation of the Security Instrument covering such House, is intended by Borrower to be furnished and used by Borrower for on‑site office and/or marketing purposes.
“Mortgaged Property” ‑ shall mean, collectively, any Land, Lots, Houses or A&D Improvements, and all other collateral intended as security for this Credit Facility which is covered by any Security Instrument.
“Note” ‑ shall mean that certain Fourth Amended, Restated and Increased Promissory Note, dated of even date herewith, in the original principal amount of $50,000,000.00, executed by Borrower and payable to the order of Lender, as hereafter amended, restated, supplemented, renewed or extended.
“Obligations” ‑ shall mean any and all of the covenants, conditions, warranties, representations and other obligations (other than to repay the Indebtedness) made or undertaken by Borrower or any other person or party to Lender or others as set forth in the Note, this Agreement and all other Loan Documents now or hereafter executed by Borrower or any other person or party in connection with the Credit Facility and in any deed, lease, sublease or other form of conveyance or any other agreement pursuant to which Borrower is granted or owns a possessory interest in the Mortgaged Property or other rights in and to the Collateral.

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“Other Related Documents” ‑ shall mean those documents, as hereafter amended, supplemented, replaced or modified from time to time, properly executed and in recordable form, if necessary, and other certificates or items listed in Exhibit ”A” as Other Related Documents.
“Out-of-Texas Subfacility” ‑ shall have the meaning ascribed to such term in Section 3.2 hereof.
“Partial Release Price” ‑ shall mean either (i) with respect to a House or a Lot that is not the subject of an A&D Loan, the Maximum Credit Amount for the portion of such House or Lot constituting Collateral which is to be released, as evidenced by Lender’s books and records regarding the same; or (ii) with respect to a House (but not a vacant Lot), if no Event of Default is then in existence, the greater of (a) One Thousand and No/100 Dollars ($1,000.00) per House, or (b) the amount, if any, necessary to reduce the aggregate of the outstanding principal balance of the Note to an amount equal to or less than the Borrowing Base; provided further, however, that during the existence of an Event of Default, the Partial Release Price for any Collateral constituting the Mortgaged Property is subject to adjustment pursuant to Section 2.10 hereof.
“Participant” ‑ shall have the meaning ascribed to such term in Section 13.13 hereof.
“Plans and Specifications” ‑ shall mean the plans and specifications for the construction of the Houses or A&D Improvements, approved by Lender as required herein, by all applicable Governmental Authorities, by any party to a purchase or construction contract with a right of approval, and all amendments and modifications thereof approved in writing by the same.
“Pre‑Sold House” ‑ shall mean a House which is to be, has been or is in the process of being, constructed, and which, at the date of recordation of the Security Instrument covering such House, and at all times thereafter, is the subject of an Approved Sales Contract.
“Sales Contracts” ‑ shall have the meaning ascribed to such term in Section 2.6 hereof.
“Security Agreement” ‑ shall mean any and all security agreements, whether contained in the Security Instrument, a separate security agreement or other document creating a security interest or common law pledge or hypothecation of any cash, funds, deposit accounts, escrow funds or accounts, personal properties and fixtures of Borrower (including proceeds and products thereof, replacements, substitutions and after‑acquired property) which constitutes or is intended to constitute Collateral for the Credit Facility.
“Security Instrument” ‑ shall mean individually and collectively (a) the Master Deed of Trust and each applicable Supplemental Deed of Trust pursuant to which Borrower (or any entity that comprises Borrower) mortgages the portions of the Mortgaged Property that are located in the State of Texas, to secure the Credit Facility, and (b) any other deed of trust, mortgage, deed to secure debt or other security instrument, pursuant to which Borrower (or any entity that comprises Borrower) mortgages the portions of the Mortgaged Property that are located outside the State of Texas, to secure the Credit Facility.
“Spec and Model House Subfacility” ‑ shall have the meaning ascribed to such term in Section 3.2 hereof.
“Spec House” ‑ shall mean a House which is to be, has been or is in the process of being, constructed, and which at the date of recordation of the Security Instrument covering such House, (i) is not the subject of an Approved Sales Contract, (ii) is not a Model House, and (iii) any House which, at the date of recordation of the Security Instrument covering such House, was subject to an Approved Sales Contract, but which Approved Sales Contract has subsequently been terminated, cancelled, voided or breached by the purchaser or which otherwise no longer qualifies as an Approved Sales Contract.
“Supplemental Deed of Trust” ‑ shall mean one or more supplemental deeds of trust, in form and content acceptable to Lender, pursuant to which the terms, covenants, conditions, grants, liens and warranties of the Master Deed of Trust are incorporated, and by which Borrower (or an affiliated entity as grantor, trustor or mortgagor) mortgages, any Mortgaged Property to secure this Credit Facility.

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“Tangible Net Worth” ‑ shall mean Total Assets minus Total Liabilities.
“Title Company” ‑ shall mean the title insurance company (and its issuing agent, if applicable) issuing the Title Insurance, which shall be acceptable to Lender in its sole and absolute discretion.
“Title Insurance” ‑ shall mean one or more title insurance commitments, construction binders or policies, as Lender may require, issued by the Title Company, on a coinsurance or reinsurance basis (with direct access endorsement or rights) if and as required by Lender, in the amount specified in Section 6.1 hereof with respect to each House, Lot or A&D Project, insuring or committing to insure that the applicable Security Instrument constitutes a valid first lien covering the applicable House, Lot or A&D Project subject only to those exceptions which Lender may approve.
“Total Assets” ‑ shall mean any and all assets of Borrower as determined in accordance with GAAP, consistently applied; provided, however, that in computing Total Assets, (a) any intangible assets (i.e. goodwill) shall be excluded, and (b) any notes or obligations either receivable from Affiliates (other than those specifically approved by Lender in writing) or which are deemed by Lender to be inadequately secured shall be given no value as assets, and (c) any “step-up” in value of assets that results from a transaction with an Affiliate or between Affiliates, or recognition of a gain or profit from a sale or contribution of an asset to an Affiliate or a transaction between Affiliates will not be recognized unless Lender specifically approves, and (d) certain debts that are approved by Lender in writing and that are subordinated to the Credit Facility and to Lender’s interests pursuant to a subordination agreement of a form approved by Lender shall be included, all as determined on a consolidated basis.
“Total Cost” ‑ shall mean, (a) with respect to a House or Lot which is Collateral, the aggregate amount of the following costs: (i) the acquisition costs of the applicable Lot (including the purchase price and all reasonable, necessary and customary closing costs for the acquisition of such Lot), (ii) the amount of construction hard costs actually incurred in the construction of the House, (iii) the amount of Borrower’s overhead and soft costs directly attributable to the construction and completion of such Improvements, as submitted by Borrower and approved by Lender, in its sole and absolute discretion, and (iv) the amount of interest estimated to accrue and be payable on the Note which is directly attributable to such House; and (b) with respect to an A&D Project which is Collateral, the aggregate amount of the following costs: (i) the acquisition costs of the applicable Land (including the purchase price and all reasonable, necessary and customary closing costs for the acquisition of such Land), (ii) the amount of construction hard costs actually incurred in the construction of the A&D Improvements, (iii) the amount of Borrower’s overhead and soft costs directly attributable to the construction and completion of such A&D Improvements, as submitted by Borrower and approved by Lender, in its sole and absolute discretion, and (iv) the amount of interest estimated to accrue and be payable on the Note which is directly attributable to such A&D Project.
“Total Liabilities” ‑ shall mean any and all notes, guaranties and other evidence of indebtedness (fixed or contingent), accounts payables, contingent liabilities, lease obligations, to the extent same are considered liabilities in accordance with GAAP, and any and all other obligations treated as liabilities in accordance with GAAP.
“Unrestricted Cash” ‑ shall mean the legal tender of the United States of America, which is available for payment of the Credit Facility, and which is not pledged as security for any obligation other than the Credit Facility.
1.2    A&D Subfacility Definitions. The following capitalized terms, used in this Agreement in connection with the A&D Subfacility, shall have the meanings defined or referenced below.
“A&D Budget” ‑ shall mean for each A&D Project added to the A&D Subfacility, that certain budget for the Land to be acquired and the A&D Improvements to be constructed, attached to the applicable A&D Project Loan Sheet and incorporated therein by reference.

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“A&D Budget Allocations” ‑ shall mean shall mean, for each A&D Loan to be made hereunder, the line items set forth in each applicable A&D Budget relating to each A&D Project for which Advances of Credit Facility proceeds will be made.
“A&D Commencement Date” ‑ shall mean, with respect to each A&D Project, the date set forth in the applicable A&D Project Loan Sheet.
“A&D Completion Date” ‑ shall mean, with respect to each A&D Project, the date set forth in the applicable A&D Project Loan Sheet.
“A&D Draw Request Form” ‑ shall mean the form for submission by Borrower to Lender as a condition precedent for an Advance under an A&D Loan, in the form of Exhibit ”H” attached hereto.
“A&D Improvements” ‑ shall mean Lots, streets, sidewalks, utilities, landscaping and other infrastructure, amenities or improvements in connection with the development of a residential subdivision.
“A&D Loan” ‑ shall mean a loan from Lender to Borrower to finance a specific A&D Project under the A&D Subfacility. Each A&D Loan made under the A&D Subfacility shall be a non-revolving loan, and any sums borrowed and repaid under each A&D Loan shall not be re-advanced by Lender for the subject A&D Project.
“A&D Loan Advance Termination Date” ‑ shall mean, with respect to each A&D Project, the date set forth in the applicable A&D Project Loan Sheet.
“A&D Loan Amount” ‑ shall mean, with respect to each A&D Project, the amount set forth in the applicable A&D Project Loan Sheet.
“A&D Loan Closing Conditions” ‑ shall mean the conditions listed on Exhibit “G” attached hereto, which Borrower must satisfy, before Lender will consider Borrower’s request for an A&D Loan.
“A&D Loan Maturity Date” ‑ shall mean, for each A&D Loan to be made under the A&D Subfacility, the date designated as the “A&D Loan Maturity Date” in the applicable A&D Project Loan Sheet, and shall be the date on which Advances under said A&D Loan must be repaid in full.
“A&D Partial Release Price” ‑ shall mean shall mean, for each A&D Loan, the portion of the outstanding principal balance of the A&D Loan to be paid by Borrower to Lender for a partial release of a finished Lot or a portion of Land from the lien of the applicable Security Instrument. If Borrower elects to construct a House on such Lot with proceeds from the Credit Facility, then Borrower shall pay the applicable A&D Partial Release Price, but Lender shall not release the lien of the applicable Security Instrument. The A&D Partial Release Price for each Lot or portion of the Land shall be the sum set forth in the applicable A&D Project Loan Sheet.
“A&D Project” ‑ shall mean either (a) the acquisition of Land in the State of Texas, or (b) the acquisition of Land in the State of Texas, and the development of Lots and other A&D Improvements thereon.
“A&D Project Loan Sheet” ‑ shall mean each term sheet executed by Borrower and Lender for any A&D Project approved hereunder, which term sheet shall set forth the terms and conditions of the subject A&D Loan to be made by Lender for said A&D Project, including without limitation any terms or conditions that are different than or in addition to the terms and conditions set forth in this Agreement. Each A&D Project Loan Sheet to be used for an A&D Loan made hereunder shall be in the form attached hereto as Exhibit “F”.
“A&D Subfacility” ‑ shall have the meaning ascribed to such term in Section 3.2 hereof.

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1.3    Additional Definitions. As used herein, the following terms shall have the following meanings:
(a)    “Hereof,” “hereby,” “hereto,” “hereunder,” “herewith,” and similar terms mean of, by, to, under and with respect to, this Agreement or to the other documents or matters being referenced.
(b)    “Heretofore” means before, “hereafter” means after, and “herewith” means concurrently with, the date of this Agreement.
(c)    All pronouns, whether in masculine, feminine or neuter form, shall be deemed to refer to the object of such pronoun whether same is masculine, feminine or neuter in gender, as the context may suggest or require.
(d)    All terms used herein, whether or not defined in Section 1.1 hereof, and whether used in singular or plural form, shall be deemed to refer to the object of such term whether such is singular or plural in nature, as the context may suggest or require.
1.4    Exhibits Incorporated. All exhibits, schedules or other items attached hereto, or referred to herein, are hereby incorporated into this Agreement by such attachment for all purposes.
ARTICLE II.    CREDIT FACILITY
2.1    Credit Facility.
(a)    Revolving Note. The principal balance of the Note represents a revolving credit, all or any part of which may be advanced to Borrower, paid by Borrower and readvanced to Borrower from time to time, subject to the other terms hereof and the conditions, if any, contained in any of the Loan Documents; provided, however, that the maximum principal amount shall not exceed the Credit Facility Amount. Borrower’s liability for repayment of the interest on the Note shall be limited to and calculated with respect to Credit Facility proceeds actually disbursed to Borrower pursuant to the terms of this Agreement and the other Loan Documents and only from the date or dates of such disbursements and during the period of time such amount is outstanding. The Note shall be secured, in part, by the Security Instrument.
(b)    Cross‑Collateralization. Borrower acknowledges and agrees that the liens, assignments, pledges and security interests of each Security Instrument shall secure the Indebtedness and any and all renewals, increases, modifications, rearrangements and extensions of the Note and each Security Instrument. Borrower acknowledges and agrees that any and all collateral under each Security Instrument and the other Loan Documents shall further secure the repayment of the Note and the other Indebtedness and the performance of the Obligations, regardless of whether or not the Indebtedness or Obligations arose out of or with respect to any one of such Security Instrument.
(c)    Net/Gross Facility. The Credit Facility is a net/gross borrowing base, and although the maximum amount of Credit Facility proceeds that may be advanced and outstanding at any one time is the Credit Facility Amount, the aggregate amount of Credit Facility proceeds allocated for Lots, Houses or A&D Projects in the Borrowing Base at any one time may equal, but not exceed the amount set forth in Exhibit “A” attached hereto.
2.2    Purposes. Advances made to or on behalf of Borrower pursuant to the Loan Documents shall be used for the purposes set forth in Article III hereof and for such other purposes and uses as may be permitted under this Agreement and the other Loan Documents or as otherwise agreed to from time to time by Lender, in its sole and absolute discretion.

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2.3    Payment of Fees. Borrower shall pay to Lender the following fees at the date and the amount specified below:
(a)    Credit Facility Fee. Borrower shall pay a quarterly installment of the Credit Facility Fee to Lender on the date of this Agreement, again on March 31, 2014, and again on the last day of each subsequent calendar quarter.
(b)    Inspection Fee. Borrower shall pay to Lender the Inspection Fee on a monthly basis, within five (5) days after the end of each calendar month during the term of this Credit Facility.
2.4    Loan Documents. Borrower shall deliver to Lender concurrently with this Agreement each of the Loan Documents, properly executed and in recordable form as applicable, required by Lender. Borrower shall deliver to Lender such other Loan Documents as required by Lender, properly executed and in recordable form, as applicable, and, upon Lender’s request, the Other Related Documents listed in Exhibit ”A” of this Agreement as a condition to any such property, asset or right becoming qualified as Collateral.
2.5    Credit for Principal Payments. Any payment made upon the outstanding Indebtedness of the Credit Facility shall be credited as of the Business Day received, provided such payment is received by Lender no later than 2:00 p.m. (Dallas, Texas time) and constitutes immediately available funds. Any payment received after said time shall be credited upon such funds having become unconditionally and immediately available to Lender.
2.6    Assignment of Sales Contracts. Borrower, as additional security for the payment and performance of the covenants, agreements and obligations of Borrower to Lender arising under this Agreement and under all of the Loan Documents, hereby grants a security interest in, and sells, transfers, assigns and sets over, to Lender, its successors and assigns, all of Borrower’s title and interest in and to, and Borrower’s rights, benefits and privileges under, any and all sales contracts (the “Sales Contracts”) relating to the sale of Lots and/or Houses which are Collateral whether now existing or hereafter entered into. In furtherance of the foregoing, Borrower hereby agrees that this assignment of Sales Contracts is made upon the following terms and conditions:
(a)    Borrower shall pay and perform all of Borrower’s covenants, agreements and obligations under the Sales Contracts and shall promptly notify Lender in writing, as part of the sales reports to be delivered to Lender pursuant to the terms and conditions of this Agreement, of any termination of any Sales Contract. Borrower hereby covenants and agrees not to (i) materially modify, amend or change any Sales Contract after full execution thereof (except with regard to change orders and extras), (ii) terminate or otherwise cancel any fully executed Sales Contract except in the event of a default thereunder by the purchaser or the purchaser’s failure to satisfy any contingency thereunder, (iii) take any action or exercise any right or option which would permit a purchaser to terminate or otherwise cancel a Sales Contract, unless said purchaser is in default thereunder, or (iv) further assign or create any further encumbrance or hypothecation of Borrower’s interest in any of the Sales Contracts, without the prior written consent of Lender, unless required by any Governmental Authority, in which case Borrower shall give Lender prior written notice thereof.
(b)    Upon the occurrence of an Event of Default, Lender may elect, in its sole discretion, to exercise, in the name of Borrower, all of Borrower’s rights, benefits and privileges under each of the Sales Contracts, including, without limitation, all rights in and to all deposits and other amounts collected or otherwise received from purchasers under the Sales Contracts; in connection with such exercise of rights, benefits and privileges, Lender shall have full power and authority to do all acts as may be necessary, as determined in Lender’s sole discretion, to close any transaction contemplated under any Sales Contract, including, without limitation, to receive any and all amounts paid or to be paid by a purchaser in connection therewith. Lender shall not be required to give any notice of

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such election to Borrower. Borrower hereby covenants and agrees to pay to Lender promptly upon demand any and all reasonable costs and expenses, including, without limitation, reasonable attorneys’ fees and expenses incurred by Lender in connection with such an election by Lender to exercise its rights under this Section. Furthermore, promptly upon demand by Lender, Borrower shall take such actions and execute such documents as may be necessary to facilitate Lender’s exercise of its rights hereunder, including, without limitation, (i) delivering to Lender all then existing Sales Contracts, (ii) delivering, jointly with Lender, notices to purchasers of the assignment of their respective Sales Contracts, (iii) conveying fee simple title to the purchaser of any of the Lots and/or Houses by a proper, recordable warranty deed in connection with the closing of a transaction under any of the Sales Contracts, and (iv) instructing any necessary party such as a title company handling a closing to pay to Lender the proceeds of sale which would otherwise have been paid or payable to Borrower.
(c)    BORROWER SHALL INDEMNIFY, DEFEND AND HOLD HARMLESS LENDER AND ITS AFFILIATES FROM AND AGAINST ANY AND ALL LOSSES, LIABILITIES, OBLIGATIONS, PENALTIES, CLAIMS, FINES, LOST PROFITS, DEMANDS, LITIGATION, DEFENSES, COSTS, JUDGMENTS, SUITS, PROCEEDINGS, DAMAGES, DISBURSEMENTS OR EXPENSES OF ANY KIND OR NATURE WHATSOEVER (INCLUDING, WITHOUT LIMITATION, ATTORNEYS’ FEES AND EXPENSES), CONSEQUENTIAL OR OTHERWISE, WHICH MAY AT ANY TIME BE EITHER DIRECTLY OR INDIRECTLY IMPOSED UPON, INCURRED BY OR ASSERTED OR AWARDED AGAINST LENDER OR ANY OF LENDER’S AFFILIATES IN CONNECTION WITH, ARISING FROM OR RELATING TO ANY ACTION OR ACTIONS TAKEN BY LENDER PURSUANT TO THIS SECTION, OTHER THAN ANY LOSS, LIABILITY, DAMAGE, SUIT, CLAIM, EXPENSE, FEE OR COST ARISING SOLELY BY REASON OF LENDER’S WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OR OMISSIONS. BORROWER’S DUTY AND OBLIGATION TO DEFEND, INDEMNIFY AND HOLD HARMLESS LENDER SHALL SURVIVE THE PAYMENT OF THE INDEBTEDNESS AND THE RELEASE, PARTIAL RELEASE OR FORECLOSURE (OR ACTION IN LIEU OF FORECLOSURE) OF THE LIEN OF THE SECURITY INSTRUMENT, AND THE EXERCISE BY LENDER OF ANY AND ALL REMEDIES SET FORTH HEREIN OR IN THE OTHER LOAN DOCUMENTS.
(d)    So long as no Event of Default has occurred, Borrower may continue to receive and exercise all of its rights, benefits and privileges under the Sales Contracts, except as herein restricted or provided otherwise.
(e)    Neither the assignment contained in this Section, nor any action or actions on the part of Lender, shall constitute an assumption of any of the covenants, agreements or obligations of Borrower by Lender under the Sales Contracts and Borrower shall continue to be liable for all such covenants, agreements or obligations. BORROWER SHALL INDEMNIFY, DEFEND AND HOLD HARMLESS LENDER AND ITS AFFILIATES FROM AND AGAINST ANY AND ALL LOSSES, LIABILITIES, OBLIGATIONS, PENALTIES, CLAIMS, FINES, LOST PROFITS, DEMANDS, LITIGATION, DEFENSES, COSTS, JUDGMENTS, SUITS, PROCEEDINGS, DAMAGES, DISBURSEMENTS OR EXPENSES OF ANY KIND OR NATURE WHATSOEVER (INCLUDING, WITHOUT LIMITATION, ATTORNEYS’ FEES AND EXPENSES), CONSEQUENTIAL OR OTHERWISE, WHICH MAY AT ANY TIME BE EITHER DIRECTLY OR INDIRECTLY IMPOSED UPON, INCURRED BY OR ASSERTED OR AWARDED AGAINST LENDER OR ANY OF LENDER’S AFFILIATES IN CONNECTION WITH, ARISING FROM OR RELATING TO ANY FAILURE OF BORROWER TO PERFORM AND OBSERVE ANY OF SUCH OBLIGATIONS, OTHER THAN ANY LOSS, LIABILITY, DAMAGE, SUIT, CLAIM, EXPENSE, FEE OR COST ARISING SOLELY BY REASON OF LENDER’S WILLFUL MISCONDUCT OR GROSS

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NEGLIGENCE OR OMISSIONS. BORROWER’S DUTY AND OBLIGATION TO DEFEND, INDEMNIFY AND HOLD HARMLESS LENDER SHALL SURVIVE THE PAYMENT OF THE INDEBTEDNESS AND THE RELEASE, PARTIAL RELEASE OR FORECLOSURE (OR ACTION IN LIEU OF FORECLOSURE) OF THE LIEN OF THE SECURITY INSTRUMENT, AND THE EXERCISE BY LENDER OF ANY AND ALL REMEDIES SET FORTH HEREIN OR IN THE OTHER LOAN DOCUMENTS.
(f)    Lender shall have the right, at any time (but shall have no obligation), to take in its name or in the name of Borrower or otherwise, such action as Lender may at any time or from time to time reasonably determine to be necessary to protect the rights of Lender as the assignee of Borrower hereunder. Lender shall incur no liability on account of any action taken by it or on its behalf in good faith pursuant to the foregoing sentence or otherwise hereunder, whether or not the same shall prove to be improper, inadequate or invalid, in whole or in part.
2.7    Assignment of Design Professional’s Agreement and Plans and Specifications. Borrower, as additional security for the payment and performance of the covenants, agreements and obligations of Borrower to Lender arising under this Agreement and under all of the Loan Documents, hereby grants a security interest in, and sells, transfers, assigns and sets over, to Lender, its successors and assigns, all of Borrower’s title and interest in and to, and Borrower’s rights, benefits and privileges under, all of the Design Professional’s Agreements and the Plans and Specifications which were prepared by Borrower’s employees and/or an Design Professional in connection with the Improvements. In furtherance of the foregoing, Borrower hereby agrees that this assignment of the Design Professional’s Agreements and the Plans and Specifications is made upon the following terms and conditions:
(a)    Borrower hereby covenants and agrees not to materially modify, amend or change the Plans and Specifications or any portion thereof, except as provided in Section 5.5(a) hereof, or the Design Professional’s Agreements or further assign or create any further encumbrance or hypothecation of Borrower’s interest in the Plans and Specifications or the Design Professional’s Agreements, without the prior written consent of Lender, unless required by any Governmental Authority, in which case Borrower shall give Lender prior written notice thereof.
(b)    Borrower hereby represents and warrants to Lender that the Plans and Specifications are not subject to any claim, set‑off, lien or encumbrance of any kind or nature and are owned by Borrower; provided, however, if the Plans and Specifications are owned by the Design Professional, Borrower agrees to have executed by Design Professional and delivered to Lender a Consent of Design Professional, in form and substance acceptable to Lender, at the execution and delivery hereof or upon the design of any new or additional Houses or A&D Improvements which are to become Collateral hereunder and as a condition precedent to such Houses or A&D Improvements becoming Collateral hereunder.
(c)    Upon the occurrence of an Event of Default, Lender may elect, in its sole discretion, to utilize the Plans and Specifications and the Design Professional’s Agreements solely for the benefit of Lender. Furthermore, promptly upon demand by Lender, Borrower shall take such actions and execute such documents as may be necessary to facilitate Lender’s exercise of its rights hereunder.
(d)    BORROWER SHALL INDEMNIFY, DEFEND AND HOLD HARMLESS LENDER AND ITS AFFILIATES FROM AND AGAINST ANY AND ALL LOSSES, LIABILITIES, OBLIGATIONS, PENALTIES, CLAIMS, FINES, LOST PROFITS, DEMANDS, LITIGATION, DEFENSES, COSTS, JUDGMENTS, SUITS, PROCEEDINGS, DAMAGES, DISBURSEMENTS OR EXPENSES OF ANY KIND OR NATURE WHATSOEVER (INCLUDING, WITHOUT LIMITATION, ATTORNEYS’ FEES AND EXPENSES), CONSEQUENTIAL OR OTHERWISE, WHICH MAY AT ANY TIME BE EITHER DIRECTLY OR INDIRECTLY IMPOSED UPON, INCURRED BY OR ASSERTED OR AWARDED AGAINST LENDER OR ANY OF LENDER’S AFFILIATES IN

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CONNECTION WITH, ARISING FROM OR RELATING TO ANY ACTION OR ACTIONS TAKEN BY LENDER PURSUANT TO THIS SECTION, OTHER THAN ANY LOSS, LIABILITY, DAMAGE, SUIT, CLAIM, EXPENSE, FEE OR COST ARISING SOLELY BY REASON OF LENDER’S WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OR OMISSIONS. BORROWER’S DUTY AND OBLIGATION TO DEFEND, INDEMNIFY AND HOLD HARMLESS LENDER SHALL SURVIVE THE PAYMENT OF THE INDEBTEDNESS AND THE RELEASE, PARTIAL RELEASE OR FORECLOSURE (OR ACTION IN LIEU OF FORECLOSURE) OF THE LIEN OF THE SECURITY INSTRUMENT, AND THE EXERCISE BY LENDER OF ANY AND ALL REMEDIES SET FORTH HEREIN OR IN THE OTHER LOAN DOCUMENTS.
(e)    So long as no Event of Default has occurred, Borrower may continue to receive and exercise all of its rights, benefits and privileges under the Plans and Specifications and the Design Professional’s Agreements, except as herein restricted or provided otherwise.
(f)    In any event, upon the occurrence of an Event of Default, the Plans and Specifications (and all future plans and specifications and additions and supplements thereto and modifications thereof) may be used by Lender, its successors, assigns or designees, without additional cost or expense to Lender, for any purpose relating to the Houses or A&D Improvements, including, without limitation, the completion of the construction, improvement, inspection, maintenance and protection of the Houses of A&D Improvements.
(g)    Neither this assignment nor any action or actions on the part of Lender shall constitute an assumption of any of the covenants, agreements or obligations of Borrower by Lender with respect to the Plans and Specifications and Borrower shall continue to be liable for all such covenants, agreements or obligations. BORROWER SHALL INDEMNIFY, DEFEND AND HOLD HARMLESS LENDER AND ITS AFFILIATES FROM AND AGAINST ANY AND ALL LOSSES, LIABILITIES, OBLIGATIONS, PENALTIES, CLAIMS, FINES, LOST PROFITS, DEMANDS, LITIGATION, DEFENSES, COSTS, JUDGMENTS, SUITS, PROCEEDINGS, DAMAGES, DISBURSEMENTS OR EXPENSES OF ANY KIND OR NATURE WHATSOEVER (INCLUDING, WITHOUT LIMITATION, ATTORNEYS’ FEES AND EXPENSES), CONSEQUENTIAL OR OTHERWISE, WHICH MAY AT ANY TIME BE EITHER DIRECTLY OR INDIRECTLY IMPOSED UPON, INCURRED BY OR ASSERTED OR AWARDED AGAINST LENDER OR ANY OF LENDER’S AFFILIATES IN CONNECTION WITH, ARISING FROM OR RELATING TO ANY FAILURE OF BORROWER TO PERFORM AND OBSERVE ANY OF SUCH OBLIGATIONS, OTHER THAN ANY LOSS, LIABILITY, DAMAGE, SUIT, CLAIM, EXPENSE, FEE OR COST ARISING SOLELY BY REASON OF LENDER’S WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OR OMISSIONS. BORROWER’S DUTY AND OBLIGATION TO DEFEND, INDEMNIFY AND HOLD HARMLESS LENDER SHALL SURVIVE THE PAYMENT OF THE INDEBTEDNESS AND THE RELEASE, PARTIAL RELEASE OR FORECLOSURE (OR ACTION IN LIEU OF FORECLOSURE) OF THE LIEN OF THE INSTRUMENT, AND THE EXERCISE BY LENDER OF ANY AND ALL REMEDIES SET FORTH HEREIN OR IN THE OTHER LOAN DOCUMENTS.
(h)    Lender shall have the right, at any time (but shall have no obligation), to take in its name or in the name of Borrower or otherwise, such action as Lender may at any time or from time to time reasonably determine to be necessary to protect the rights of Lender as the assignee of Borrower hereunder. Lender shall incur no liability on account of any action taken by it or on its behalf in good faith pursuant to the foregoing sentence or otherwise hereunder, whether or not the same shall prove to be improper, inadequate or invalid, in whole or in part.

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2.8    Assignment of Construction Contract. Borrower, as additional security for the payment and performance of the covenants, agreements and obligations of Borrower to Lender arising under this Agreement and under all of the Loan Documents, hereby grants a security interest in, and sells, transfers, assigns and sets over, to Lender, its successors and assigns, all of Borrower’s title and interest in and to, and Borrower’s rights, benefits and privileges under, any and all Construction Contracts relating to the Improvements. In furtherance of the foregoing, Borrower hereby agrees that this assignment is made upon the following terms and conditions:
(a)    Borrower shall pay and perform all of Borrower’s covenants, agreements and obligations under the Construction Contracts and shall promptly notify Lender in writing of any material default under or termination of any Construction Contract. Borrower hereby covenants and agrees not to (i) materially modify, amend or change any Construction Contract after full execution thereof (except with regard to change orders and extras), (ii) terminate or otherwise cancel any fully executed Construction Contract except in the event of a default thereunder by any party thereto other than Borrower, (iii) take any action or exercise any right or option which would permit any party thereto other than Borrower to terminate or otherwise cancel a Construction Contract, unless the other party thereto is in default thereunder, or (iv) further assign or create any further encumbrance or hypothecation of Borrower’s interest in any of the Construction Contracts, without the prior written consent of Lender, unless required by any Governmental Authority, in which case Borrower shall give Lender prior written notice thereof.
(b)    Borrower hereby represents and warrants that the Construction Contracts for all Mortgaged Property not fully constructed which are Collateral (i) is in full force and effect, (ii) there are no uncured breaches or defaults by either Borrower or the Contractor thereunder, (iii) are not subject to any lien, set-off, pledge, hypothecation or other assignment, and (iv) Borrower has the full and unconditional right to collaterally assign same to Lender for the purposes herein contemplated. Further, Borrower agrees to have executed by each Contractor and delivered to Lender a Consent of Contractor, in form and substance acceptable to Lender, at the execution and delivery hereof or within five (5) days after the execution of any new or additional Construction Contract for any Improvements which are to become Collateral hereunder and as a condition precedent to such Improvements becoming Collateral hereunder.
(c)    Upon the occurrence of an Event of Default, Lender may elect, in its sole discretion, to exercise, in the name of Borrower, all of Borrower’s rights, benefits and privileges under each of the Construction Contracts. Lender shall make such election, if at all, by written notice to such contractor or subcontractor, which notice shall contain Lender’s agreement to pay for such contractor’s or subcontractor’s continued performance pursuant to the terms of the applicable Construction Contract. Lender shall not be required to give any notice of any such election to Borrower. Borrower hereby covenants and agrees to pay to Lender promptly upon demand any and all reasonable costs and expenses, including, without limitation, reasonable attorneys’ fees and expenses, incurred by Lender in connection with such an election by Lender to exercise its rights under this assignment. Furthermore, promptly upon demand by Lender, Borrower shall take such actions and execute such documents as may be necessary to facilitate Lender’s exercise of its rights hereunder.
(d)    BORROWER SHALL INDEMNIFY, DEFEND AND HOLD HARMLESS LENDER AND ITS AFFILIATES FROM AND AGAINST ANY AND ALL LOSSES, LIABILITIES, OBLIGATIONS, PENALTIES, CLAIMS, FINES, LOST PROFITS, DEMANDS, LITIGATION, DEFENSES, COSTS, JUDGMENTS, SUITS, PROCEEDINGS, DAMAGES, DISBURSEMENTS OR EXPENSES OF ANY KIND OR NATURE WHATSOEVER (INCLUDING, WITHOUT LIMITATION, ATTORNEYS’ FEES AND EXPENSES), CONSEQUENTIAL OR OTHERWISE, WHICH MAY AT ANY TIME BE EITHER DIRECTLY OR INDIRECTLY IMPOSED UPON, INCURRED BY OR ASSERTED

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OR AWARDED AGAINST LENDER OR ANY OF LENDER’S AFFILIATES IN CONNECTION WITH, ARISING FROM OR RELATING TO ANY ACTION OR ACTIONS TAKEN BY LENDER PURSUANT TO THIS SECTION, OTHER THAN ANY LOSS, LIABILITY, DAMAGE, SUIT, CLAIM, EXPENSE, FEE OR COST ARISING SOLELY BY REASON OF LENDER’S WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OR OMISSIONS. BORROWER’S DUTY AND OBLIGATION TO DEFEND, INDEMNIFY AND HOLD HARMLESS LENDER SHALL SURVIVE THE PAYMENT OF THE INDEBTEDNESS AND THE RELEASE, PARTIAL RELEASE OR FORECLOSURE (OR ACTION IN LIEU OF FORECLOSURE) OF THE LIEN OF THE SECURITY INSTRUMENT, AND THE EXERCISE BY LENDER OF ANY AND ALL REMEDIES SET FORTH HEREIN OR IN THE OTHER LOAN DOCUMENTS.
(e)    So long as no Event of Default has occurred, Borrower may continue to receive and exercise all of its rights, benefits and privileges under the Construction Contracts, except as herein restricted or provided otherwise.
(f)    Neither this assignment nor any action or actions on the part of Lender shall constitute an assumption of any of the covenants, agreements or obligations of Borrower by Lender under the Construction Contracts and Borrower shall continue to be liable for all such covenants, agreements or obligations. BORROWER SHALL INDEMNIFY, DEFEND AND HOLD HARMLESS LENDER AND ITS AFFILIATES FROM AND AGAINST ANY AND ALL LOSSES, LIABILITIES, OBLIGATIONS, PENALTIES, CLAIMS, FINES, LOST PROFITS, DEMANDS, LITIGATION, DEFENSES, COSTS, JUDGMENTS, SUITS, PROCEEDINGS, DAMAGES, DISBURSEMENTS OR EXPENSES OF ANY KIND OR NATURE WHATSOEVER (INCLUDING, WITHOUT LIMITATION, ATTORNEYS’ FEES AND EXPENSES), CONSEQUENTIAL OR OTHERWISE, WHICH MAY AT ANY TIME BE EITHER DIRECTLY OR INDIRECTLY IMPOSED UPON, INCURRED BY OR ASSERTED OR AWARDED AGAINST LENDER OR ANY OF LENDER’S AFFILIATES IN CONNECTION WITH, ARISING FROM OR RELATING TO ANY FAILURE OF BORROWER TO PERFORM AND OBSERVE ANY OF SUCH OBLIGATIONS, OTHER THAN ANY LOSS, LIABILITY, DAMAGE, SUIT, CLAIM, EXPENSE, FEE OR COST ARISING SOLELY BY REASON OF LENDER’S WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OR OMISSIONS. BORROWER’S DUTY AND OBLIGATION TO DEFEND, INDEMNIFY AND HOLD HARMLESS LENDER SHALL SURVIVE THE PAYMENT OF THE INDEBTEDNESS AND THE RELEASE, PARTIAL RELEASE OR FORECLOSURE (OR ACTION IN LIEU OF FORECLOSURE) OF THE LIEN OF THE SECURITY INSTRUMENT, AND THE EXERCISE BY LENDER OF ANY AND ALL REMEDIES SET FORTH HEREIN OR IN THE OTHER LOAN DOCUMENTS.
(g)    Lender shall have the right, at any time (but shall have no obligation), to take in its name or in the name of Borrower or otherwise, such action as Lender may at any time or from time to time reasonably determine to be necessary to protect the rights of Lender as the assignee of Borrower hereunder. Lender shall incur no liability on account of any action taken by it or on its behalf in good faith pursuant to the foregoing sentence or otherwise hereunder, whether or not the same shall prove to be improper, inadequate or invalid, in whole or in part.
2.9    Partial Releases. At any time prior to the Maturity Date, Lender shall, at Borrower’s request, pursuant to an arms‑length sale with an independent third party purchaser, issue partial releases from the lien of the Security Instrument of one or more Houses or one or more Lots which are Collateral; provided, however, that prior to or simultaneously with each such partial release all of the following conditions shall be satisfied:

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(a)    No Event of Default shall exist, or would exist with notice or passage of time, or both, under the Loan Documents;
(b)    Lender shall have received any and all sums then due and owing under the Loan Documents and Borrower has paid to the Title Company or other applicable escrow agent all escrow, closing and recording costs, the costs of preparing and delivering such partial release and the cost of any title insurance endorsements required by Lender;
(c)    Lender shall have received the Partial Release Price, to be applied as a reduction of the outstanding Indebtedness of this Credit Facility; and
(d)    Lender shall have received a written release satisfactory to Lender of any set aside letter, letter of credit or other form of undertaking which Lender has issued to any surety, Governmental Authority or any other party in connection with the Lots and/or the Houses, as applicable, which is the subject matter of such partial release.
Neither the acceptance of any payment nor the issuance of any partial release by Lender shall affect Borrower’s obligation to repay all amounts owing under the Loan Documents or under the lien of the Security Instrument on the remainder of the Collateral which is not released therefrom. Partial releases of Lots or Land that are part of an A&D Project shall be governed by Article XII of this Agreement, not this Section.
2.10    Default Partial Release Price. If at any time during the existence of an Event of Default, Borrower requests a partial release of the lien of the Security Instrument pursuant to an arms‑length sale with an independent third party purchaser, then notwithstanding anything to the contrary in any of the Loan Documents, the Partial Release Price shall be the greater of (i) the net proceeds from such sale (being the gross sales price less reasonable, ordinary and necessary expenses therefor), or (ii) the amounts required pursuant to Section 2.9 hereof; provided, however, that the gross sales price for such transaction is equal to or greater than the greater of (a) one hundred percent (100%) of the Appraised Value for such Lot and/or House, or (b) the Maximum Credit Amount for such Lot and/or House, as of the date of the latest Lender approved Borrowing Base Report covering same. If Borrower does not qualify for a partial release pursuant to the foregoing, then Borrower shall be entitled to a partial release, if at all, only upon such terms and conditions as Lender may determine, in its sole and absolute discretion. Partial releases of Lots or Land that are part of an A&D Project shall be governed by Article XII of this Agreement, not this Section.
2.11    Appraisals; Appraised Value. Lender shall have obtained an Appraisal for each Lot and/or House which is, or is to become, Collateral. With respect to each House, the Appraisal shall be in the form of a master appraisal for each specific model type and style of Improvement for each specific Approved Subdivision. Lender shall also have the right, on an annual basis (based on the date such Collateral first constituted part of the Borrowing Base, at Borrower’s cost, to obtain a new or updated Appraisal for each Lot and/or House constituting Collateral. The value for each particular item of Collateral as reflected in the original or updated Appraisal therefor, shall be deemed to be the fair market value (“Appraised Value”) for such item of Collateral for all purposes under this Credit Agreement, until such time as a new or updated Appraisal indicates a different Appraised Value for such item of Collateral. If, on the basis of one or more new or updated Appraisals and revised Appraised Values, the Maximum Credit Amount of all Collateral constituting the Borrowing Base does not equal or exceed the outstanding balance of the Credit Facility, then Borrower shall immediately make such payments on account of the Credit Facility so that the Maximum Credit Amount of all Mortgaged Property included as Collateral under the Borrowing Base equals or exceeds the outstanding balance of the Credit Facility.
2.12    Inspections. Lender, Lender’s employees and agents, and the Inspector shall have the right to make inspections of all or any portion of the Collateral at any time during the term of this Credit Facility, at Borrower’s sole cost and expense. Lender (or the Inspector) will only inspect 30% of the Collateral each month, unless Lender reasonably determines that additional inspections are required to verify the accuracy of the Borrowing Base.

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2.13    Cost Reviews. Borrower hereby acknowledges and agrees that Lender shall have the right to make periodic cost reviews on each House type or style in each Approved Subdivision, and an initial cost review of each new House type or style or in each new Approved Subdivision prior to the time that such House is to become Collateral. Such review will be at Lender’s expense; however, Borrower agrees to supply Lender with appropriate copies of the Plans and Specifications for each House type and style, and such other information as Lender may reasonably request in connection with such cost review.
2.14    Approved Subdivisions. Houses and Lots may be considered for inclusion as Collateral in the Borrowing Base only for those subdivisions meeting the criteria set forth herein, and located in a market area approved by Lender in its sole discretion: (i) such subdivision must not be located in a flood plain, as reasonably determined by Lender; (ii) such subdivision must be the subject of a proper subdivision plat map meeting the requirements of all applicable governmental bodies and recorded in the appropriate public records for such plat maps; and (iii) Lender must have been provided and have approved, a lot takedown contract with respect to each Lot (not a part of a House) to be included as Collateral. In connection with any request by Borrower for approval of any new subdivision by Lender, Borrower shall deliver to Lender such documentation and due diligence items as Lender may request.
ARTICLE III.    BORROWING BASE AND SUBFACILITIES
3.1    Borrowing Base. Subject to the terms, provisions and conditions of this Agreement, Lender shall lend to Borrower, and Borrower hereby agrees that it shall borrow from Lender, a sum up to the Credit Facility Amount. The principal balance of the Credit Facility represents a revolving credit, all or any part of which may be advanced to Borrower, paid by Borrower and readvanced to Borrower from time to time, subject to the other terms hereof and the conditions, if any, contained in any of the Loan Documents; provided, however, that Lender shall not be obligated to make any Advances under the Credit Facility if an Event of Default then exists or if such would cause the sum of the principal amount of all Advances under the Credit Facility outstanding as of such time, together with accrued but unpaid interest thereon to exceed the Credit Facility Amount. The sum of the outstanding principal amount of all Advances under the Credit Facility may never exceed the Credit Facility Amount, and Borrower shall make principal reduction payments in the amounts, and at the times, necessary to prevent such outstanding principal amount from ever exceeding the Credit Facility Amount.
(e)    Advance Limitation. In addition to any and all limitations and conditions contained herein, Borrower shall not be entitled to an Advance under the Credit Facility which would cause the aggregate outstanding balance of all Advances, together with accrued but unpaid interest thereon, together with all Credit Facility proceeds allocated to be Advanced to complete Houses and A&D Projects that are already included in the Borrowing Base, to exceed the lesser of (i) the amount of the Borrowing Base for the Credit Facility, or (ii) the Credit Facility Amount.
(f)    Purpose. The purpose for which Advances will be made under the Credit Facility shall be for (i) the financing of the acquisition of Lots and the construction of Houses on such Lots, and (ii) the financing of the acquisition of Land and the construction of A&D Improvements on such Land.
(g)    Qualified Collateral. Houses (including Pre‑Sold Houses, Spec Houses and Model Houses), Lots, Land and A&D Improvements for which all of the following conditions have been satisfied shall qualify as Collateral, subject to Lender’s absolute approval rights set forth in Section 3.1(h) of this Agreement: (i) Borrower has executed and delivered to Lender all of the Loan Documents listed and such other documents as Lender may require with respect to such Collateral, all of which shall be in form and substance acceptable to Lender, (ii) if requested by Lender, Borrower has delivered to Lender all of the Other Related Documents listed in Exhibit ”A” hereto, and such other items as Lender may require with respect to such Collateral, all of which shall be in form and substance acceptable to Lender, (iii) Lender has accepted the state of title to such Collateral and has

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approved the recorded Security Instrument covering such Collateral, and (iv) Borrower has included such Collateral in the most recently submitted and Lender approved Borrowing Base Report.
(h)    Credit Facility Term. Subject to the terms, provisions and conditions of this Agreement, Lender’s obligations to accept new Collateral in the Borrowing Base under the Credit Facility shall automatically terminate as of the Credit Facility Termination Date; provided, however, the occurrence of the Credit Facility Termination Date shall not cause an acceleration or default under this Credit Facility; provided further, however, that all outstanding Indebtedness with respect to the Credit Facility shall, in any event, be due and payable on the Maturity Date. Lender shall have no obligation to extend the Credit Facility Termination Date or the Maturity Date, and may refuse to do so at its sole discretion. After the Credit Facility Termination Date and prior to the Maturity Date, Lender will continue to make Advances under the Credit Facility in connection with Collateral theretofore included in the Borrowing Base in accordance herewith. Following the Credit Facility Termination Date, Lender shall have no obligation, and Borrower shall have no right to request, any new Lots, Houses, Land or A&D Improvements to be added as Collateral to the Borrowing Base.
(i)    Maximum Credit Amount. The Maximum Credit Amount of the Collateral, for the purpose of determining the amount of the Borrowing Base under this Credit Facility, shall be, subject to the limitations and adjustments set forth in Exhibit “A” attached hereto, as well as the other limitations set forth in this Agreement.
(j)    Borrowing Base Reports. Borrower shall deliver to Lender a Borrowing Base Report (i) within five (5) Business Days after Lender’s request, from time to time, and (ii) concurrently with any Draw Request for an Advance. The delivery to Lender of a Borrowing Base Report shall be a certification by Borrower that the facts represented therein are true, correct and complete as of the date of such Borrowing Base Report. As used herein, the term “Borrowing Base Report” shall mean a report in the form attached hereto as Exhibit ”E” or otherwise in form and substance acceptable to Lender, which contains the following information as to each Lot, House or A&D Project, as applicable, which is Collateral: (i) the effective date of such Borrowing Base Report; (ii) a listing of each House and/or Lot, as applicable, by street address or lot, block and subdivision and by status (Model, Spec or Pre‑Sold House or Lot) and type or style of Improvement, if applicable; (iii) a listing of each A&D Project; (iv) the date of recordation of the Security Instrument covering such Lot, House or A&D Project, as applicable; (v) the Maximum Credit Amount for each Lot, House or A&D Project, as applicable; (vi) if a House, (A) the Total Cost actually incurred to date, (B) the amount of Advances therefor drawn to date, (C) the draw stages that have been completed, and (D) the aggregate percentage of completion pursuant to the draw schedule in Section D of Exhibit ”B”; (vii) the maximum amount of Advances available for such House and/or Lot, as applicable, being calculated as the lesser of (A) the Maximum Credit Amount for such House and/or Lot, as applicable, or (B) the amount in subclause (vi)(A) above less the amount of subclause (vi)(B) above, less (C) any staleness or other loan limitations as herein provided applicable to such House and/or Lot, as applicable; (viii) the maximum amount of Advances available for each A&D Project, (ix) the total Borrowing Base for all Lots, Houses and A&D Projects; (x) the then outstanding Indebtedness under the Note; (xi) the total of all liabilities of Borrower to Lender for Obligations under the Credit Facility; and (xii) the amount of the Borrowing Base available for an Advance, being calculated as the amount specified in clause (ix) above less the sum of the amounts specified in clauses (x) and (xi) above.
(k)    Borrowing Base Report Approval. Lender shall have the right to review and approve or disapprove (and to make appropriate adjustments as contemplated in this Agreement for approval) each Borrowing Base Report; provided, however, until such Borrowing Base Report is approved or adjusted by Lender, the most recent Borrowing Base Report submitted by Borrower and approved or adjusted, from time to time as herein contemplated, by Lender shall be in effect. The funding of

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an Advance based upon a Borrowing Base Report submitted to Lender shall not be deemed to be an unconditional approval thereof. If Lender believes that any current or prior Borrowing Base Report is incomplete or inaccurate in any respect which causes the Credit Facility to be funded in excess of what is specified in this Agreement, then the Borrowing Base shall be limited to such amount as Lender reasonably determines to be applicable in accordance with the provisions of this Agreement until such time as the Borrowing Base Report is determined by Lender to be true, correct and complete.
(l)    Guidance Line. Notwithstanding anything herein to the contrary, Lender may, in its sole and absolute discretion, for any reason or for no reason, exclude any Lot, House or A&D Project from the Collateral or the Borrowing Base.
(m)    Initial Due Date. Borrower must pay Lender the Partial Release Price for each Lot or House prior to the applicable Initial Due Date. The Maximum Credit Amount of any Lot or House which has been included in the Borrowing Base beyond the applicable Initial Due Date shall be reduced to zero (0), and such Lot or House shall thereafter be disqualified from the Borrowing Base. Lender shall be under no obligation to extend any Initial Due Date. Any extension of an Initial Due Date must be evidenced by a written instrument signed by Lender. Lender may condition an extension upon such matters as Lender may require in its sole discretion, including, without limitation, payment of a principal reduction payment or payment of an extension fee (which shall not be applied toward reduction of the outstanding principal balance of the Note).
(n)    Model House Limitation. Notwithstanding anything to the contrary contained herein, no single Approved Subdivision may contain more than the amount of Model Homes set forth in Exhibit “A” attached hereto.
3.2    Subfacilities.
(c)    Spec and Model House Subfacility. Notwithstanding anything to the contrary contained in this Agreement or the other Loan Documents, the amount of Credit Facility proceeds advanced or committed to be advanced with respect to Spec Houses and Model Houses, at any one time, shall not exceed the amount set forth in Exhibit “A” attached hereto (the “Spec and Model House Subfacility”). The amount of Credit Facility proceeds used, requested by Borrower or otherwise committed with respect to this Spec and Model House Subfacility shall reduce on a pro tanto basis the amount of proceeds otherwise available under this Credit Facility.
(d)    Lot Inventory Subfacility. Notwithstanding anything to the contrary contained in this Agreement or the other Loan Documents, the amount of Credit Facility proceeds advanced or committed to be advanced with respect to Lots, at any one time, shall not exceed the amount set forth in Exhibit “A” attached hereto (the “Lot Inventory Subfacility”). The amount of Credit Facility proceeds used, requested by Borrower or otherwise committed with respect to this Lot Inventory Subfacility shall reduce on a pro tanto basis the amount of proceeds otherwise available under this Credit Facility.
(e)    Out-of-Texas Subfacility. Notwithstanding anything to the contrary contained in this Agreement or the other Loan Documents, the amount of Credit Facility proceeds advanced or committed to be advanced with respect to Lots and Houses located outside the State of Texas, at any one time, shall not exceed the amount set forth in Exhibit “A” attached hereto (the “Out-of-Texas Subfacility”). The amount of Credit Facility proceeds used, requested by Borrower or otherwise committed with respect to this Out-of-Texas Subfacility shall reduce on a pro tanto basis the amount of proceeds otherwise available under this Credit Facility.
(f)    A&D Subfacility. Notwithstanding anything to the contrary contained in this Agreement or the other Loan Documents, the amount of Credit Facility proceeds advanced or

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committed to be advanced with respect to A&D Projects, at any one time, shall not exceed the amount set forth in Exhibit “A” attached hereto (the “A&D Subfacility”). The amount of Credit Facility proceeds used, requested by Borrower or otherwise committed with respect to this A&D Subfacility shall reduce on a pro tanto basis the amount of proceeds otherwise available under this Credit Facility. Advances of proceeds under the A&D Subfacility shall be handled separately from Advances of proceeds under the remainder of the Credit Facility. Additional terms and conditions regarding the operation of the A&D Subfacility are set forth in Article XII of this Agreement.
3.3    Removal of Collateral From Borrowing Base. If Lender determines that any portion of the Collateral, although previously included in the Borrowing Base, is or becomes the subject of a condition which violates any of the provisions hereof, then Lender may (if said condition is not cured within twenty (20) days following written notice thereof from Lender to Borrower) remove such portion of the Collateral from the Borrowing Base and such portion shall have a Maximum Credit Amount of zero (0). If the condition is thereafter cured, the removed portion of the Collateral will be thereafter included in the Borrowing Base, however, the date the portion of the Collateral was initially included in the Borrowing Base shall be used in calculation of the adjustments to the Borrowing Base for the determination of the Maximum Credit Amount as specified herein.

ARTICLE IV.    DISBURSEMENT
4.1    Conditions Precedent. Lender’s obligation to make any Advance or take any other action under the Credit Facility, including the A&D Subfacility, shall be subject at all times to satisfaction of each of the following conditions precedent:
(g)    There shall exist no Event of Default nor any default under any of the other Loan Documents, nor any event, omission or failure of condition which would constitute an Event of Default after notice or lapse of time, or both.
(h)    Lender shall have received all Loan Documents, other documents, instruments, policies, and forms of evidence or other materials requested by Lender under the terms of this Agreement or any of the other Loan Documents.
(i)    Upon Lender’s request, Lender shall have received and approved, in form and substance satisfactory to Lender, the Other Related Documents.
(j)    If required by Lender, Lender shall have received from the Title Company a title report, at Borrower’s cost, dated within two (2) days of the requested Advance, showing no state of facts objectionable to Lender, including, but not limited to, a showing that title to such Houses, Lots or A&D Projects is vested in Borrower and that no claim for mechanics’ or materialmen’s liens has been filed against such Houses, Lots or A&D Projects.
(k)    Lender shall have received from Borrower a current (meaning within the last seven (7) days) Borrowing Base Report, such other documents, reports and other matters specified in the Loan Documents, and a fully completed and signed Draw Request Form (or A&D Draw Request Form, if applicable), including the approval of such request for Advance from the Inspector with respect to any Advance which relates to Houses or A&D Improvements.
(l)    During the existence of an Event of Default or the existence of any fact or circumstance which with notice and or lapse of time or both could constitute an Event of Default or otherwise upon the request of Lender, Borrower shall have received and furnished to Lender, from each contractor, subcontractor and materialman, including Contractor, an invoice, lien waiver and such other instruments and documents as Lender may from time to time specify, in form and content,

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and containing such certifications, approvals and other data and information, as Lender may require. The invoice, lien waiver and other documents shall cover and be based upon work actually completed or materials actually furnished. The lien waiver of each contractor, subcontractor and materialman shall, if required by Lender, be received by Lender prior to the making of any Advance hereunder, for all work done prior to the date of the Borrowing Base Report which is the basis for such Advance.
(m)    The Houses or A&D Improvements shall not have been materially injured, damaged or destroyed by fire or other casualty, nor shall any part of the Mortgaged Property be subject to condemnation proceedings or negotiations for sale in lieu thereof.
(n)    Borrower shall have complied with all requirements of the Inspector and all Governmental Authorities.
(o)    Lender shall have received payment of the Inspection Fee and any and all other fees required pursuant to Section 2.3 hereof or otherwise under the Loan Documents.
(p)    Upon request by Lender, with respect to any Houses or A&D Improvements for which construction has not yet commenced, Borrower shall have recorded the Affidavit of Commencement as required under this Agreement.
4.2    Account, Pledge and Assignment, and Disbursement Authorization. The proceeds of this Credit Facility and any insurance proceeds held by Lender when qualified for an Advance, shall be deposited into the Account or otherwise disbursed to or for the benefit or account of Borrower under the terms of this Agreement; provided, however, that any direct disbursements from the Credit Facility which are made by means of wire transfer, shall be subject to the provisions of that certain Section entitled Funds Transfer Disbursements. Advances hereunder may be made by Lender upon receipt of a fully completed Draw Request Form (or A&D Draw Request Form, if applicable), executed by any person who has been authorized by Borrower to request such Advance until such time as written notice of Borrower’s revocation of such authority is received by Lender at the address shown in Exhibit ”B”. As additional security for Borrower’s performance under the Loan Documents, Borrower hereby irrevocably pledges and assigns to Lender all monies at any time deposited in the Account.
4.3    Advances. Advances shall be made in accordance with the terms and conditions of Exhibit ”B”. All Advances shall be held by Borrower in trust and applied by Borrower solely for the purposes for which the funds have been disbursed. Lender has no obligation to monitor or determine Borrower’s use or application of the Advances.
4.4    Total Cost Documentation. In connection with each Draw Request, Borrower shall furnish to Lender evidence of the Total Cost for each Lot, House or A&D Project, in form and substance acceptable to Lender, which should include, without limitation, the following: (i) a copy of each invoice, statement or bill for each item constituting a portion of the Total Cost for which an Advance is being requested, (ii) evidence of the payment of the invoices, statements or bills included in Total Cost prior to the subject Draw Request, and (iii) such other matters as Lender may reasonably request from time to time.
4.5    Staged Advances. For the purposes of determining Total Cost for the construction of Houses, such Total Cost shall be determined by the various stages of construction and the respective amounts or percentages of such stages of construction set forth in the draw schedule portion of Section D of Exhibit ”B” hereto. Lender shall not be obligated to include in Total Cost for any stage of construction set forth in such draw schedule if, in Lender’s sole and absolute discretion, all of the necessary work to qualify for such stage of construction has not been fully completed in accordance with the Plans and Specifications. The sole purpose for which Credit Facility proceeds are allocated for a Lot shall be limited to the “closing stage” for each applicable Lot as set forth in the draw schedule portion of Section D of Exhibit ”B”, and no other stages of construction as shown in the Draw Request Form shall be applicable until construction of a House thereon has been authorized and approved by Lender and commenced by Borrower.

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(i)    Closing Stage. The amount of the closing stage allocation of such draw schedule applicable to each House and/or Lot, as applicable, shall be included in Total Cost upon the closing of the House or Lot acquisition, as applicable, and recordation of the Security Instrument.
(j)    Construction Stages. Total Cost for any construction of Improvements shall include each stage of construction approved by Lender, but in no event shall Total Cost for any construction stage allocation exceed the percentage allocation of the construction amount designated in such draw schedule for the applicable stage of construction.
(k)    General. The stages of construction for each House, as set forth in the draw schedule contained in Section D of Exhibit ”B”, that must be completed prior to including same in Total Cost is set forth in such draw schedule; however, it is not necessary that the construction stages be completed in the order shown in such draw schedule.
4.6    Reallocations. Lender reserves the right, at its option, to disburse Credit Facility proceeds allocated to any of the stages of construction, or any percentage allocated to each stage of construction as set forth in such draw schedule, for such other purposes or in such different percentages as Lender may, in its sole discretion, deem necessary or advisable. Borrower shall not be entitled to require that Lender reallocate funds among the stages or percentages among the various stages of construction as set forth in such draw schedule.
4.7    Funds Transfer Disbursements. Borrower hereby authorizes Lender to disburse the proceeds of any Loan(s) made by Lender or its affiliate pursuant to the Loan Documents as requested by an authorized representative of the Borrower to any of the accounts designated by Borrower in writing. Borrower agrees to be bound by any transfer request: (i) authorized or transmitted by Borrower; or, (ii) made in Borrower’s name and accepted by Lender in good faith and in compliance with these transfer instructions, even if not properly authorized by Borrower. Borrower further agrees and acknowledges that Lender may rely solely on any bank routing number or identifying bank account number or name provided by Borrower to effect a wire or funds transfer even if the information provided by Borrower identifies a different bank or account holder than named by the Borrower. Lender is not obligated or required in any way to take any actions to detect errors in information provided by Borrower. If Lender takes any actions in an attempt to detect errors in the transmission or content of transfer or requests or takes any actions in an attempt to detect unauthorized funds transfer requests, Borrower agrees that no matter how many times Lender takes these actions Lender will not in any situation be liable for failing to take or correctly perform these actions in the future and such actions shall not become any part of the transfer disbursement procedures authorized under this provision, the Loan Documents, or any agreement between Lender and Borrower. Borrower agrees to notify Lender of any errors in the transfer of any funds or of any unauthorized or improperly authorized transfer requests within fourteen (14) days after Lender’s confirmation to Borrower of such transfer. Lender will, in its sole discretion, determine the funds transfer system and the means by which each transfer will be made. Lender may delay or refuse to accept a funds transfer request if the transfer would: (i) violate the terms of this authorization, (ii) require use of a bank unacceptable to Lender or prohibited by government authority, (iii) cause Lender to violate any Federal Reserve or other regulatory risk control program or guideline, or (iv) otherwise cause Lender to violate any applicable law or regulation. Lender shall not be liable to Borrower or any other parties for (i) errors, acts or failures to act of others, including other entities, banks, communications carriers or clearinghouses, through which Borrower’s transfers may be made or information received or transmitted, and no such entity shall be deemed an agent of the Lender, (ii) any loss, liability or delay caused by fires, earthquakes, wars, civil disturbances, power surges or failures, acts of government, labor disputes, failures in communications networks, legal constraints or other events beyond Lender’s control, or (iii) any special, consequential, indirect or punitive damages, whether or not (a) any claim for these damages is based on tort or contract, or (b) Lender or Borrower knew or should have known the likelihood of these damages in any situation. Lender makes no representations or warranties other than those expressly made in this Agreement.

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ARTICLE V.    CONSTRUCTION
5.1    Commencement and Completion. Borrower shall cause the construction of each House to commence by the Commencement Date and to be prosecuted with diligence and continuity and will complete the same in accordance with the Plans and Specifications on or before the Completion Date, free and clear of liens or claims for liens for material supplied and for labor services performed in connection with the construction of such House. No more than one (1) House shall be constructed upon each Lot. Borrower shall cause the construction of each A&D Project to commence by the applicable A&D Commencement Date and to be prosecuted with diligence and continuity and will complete the same in accordance with the Plans and Specifications on or before the applicable A&D Completion Date, free and clear of liens or claims for liens for material supplied and for labor services performed in connection with the construction of such A&D Project.
5.2    Force Majeure. The time within which construction of a House must be completed shall be extended for a period of time equal to the period of any delay directly affecting construction which is caused by fire, earthquake or other Acts of God, strike, lockout, acts of public enemy, riot, insurrection, or governmental regulation of the sale or transportation of materials, supplies or labor; provided, however, that Borrower shall furnish Lender with written notice satisfactory to Lender evidencing any such delay within ten (10) days from the occurrence of any such delay. In no event shall the time for completion of the House be extended beyond the Maturity Date or more than sixty (60) days beyond the Completion Date. The time within which construction of an A&D Project must be completed shall be extended for a period of time equal to the period of any delay directly affecting construction which is caused by fire, earthquake or other Acts of God, strike, lockout, acts of public enemy, riot, insurrection, or governmental regulation of the sale or transportation of materials, supplies or labor; provided, however, that Borrower shall furnish Lender with written notice satisfactory to Lender evidencing any such delay within ten (10) days from the occurrence of any such delay. In no event shall the time for completion of the A&D Project be extended beyond the applicable A&D Loan Maturity Date or more than sixty (60) days beyond the applicable A&D Completion Date.
5.3    Construction Contract. Borrower shall require Contractor and all subcontractors and materialmen to perform in accordance with the terms of the Construction Contract and shall not amend, modify or alter the responsibilities of Contractor and all subcontractors and materialmen under the Construction Contract without Lender’s prior written consent; provided, however, Borrower and Contractor shall be entitled to amend the Construction Contract without Lender’s prior written consent if and to the extent such changes are consistent with changes in the Plans and Specifications allowed pursuant to and in accordance with the terms and provisions of Section 5.5 hereof, and upon delivery to Lender of the amendment to the Construction Contract.
5.4    Design Professional’s Agreement. Borrower shall require Design Professional to perform in accordance with the terms of the Design Professional’s Agreement and shall not amend, modify or alter the responsibilities of Design Professional under the Design Professional’s Agreement without Lender’s prior written consent.
5.5    Plans and Specifications.
(h)    Changes; Lender Consent. Except as otherwise provided in this Agreement, Borrower shall not make any changes in the Plans and Specifications, whether for Houses or A&D Improvements, without Lender’s prior written consent. Without limiting the above, Lender agrees that Borrower may make minor changes in the Plans and Specifications for Houses without Lender’s prior written consent, provided that (i) such changes do not violate any of the conditions specified herein or (ii) such changes are contractually required to be paid by the purchaser of a Pre‑Sold House, and Borrower has collected good funds from such purchaser if, and to the extent, that such changes or extras exceed $5,000.00. Borrower shall at all times maintain, for inspection by Lender,

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a full set of working drawings (reflecting such changes and extras) for all Houses and A&D Improvements.
(i)    Changes; Submission Requirements. Borrower shall submit any proposed change in the Plans and Specifications to Lender at least ten (10) days prior to the commencement of construction relating to such proposed change whether or not such change is subject to Lender’s consent. Requests for any change which requires Lender’s consent shall be accompanied by working drawings and a written description of the proposed change, submitted on a change order form acceptable to Lender, signed by Borrower and, if required by Lender, also signed by the Design Professional and the Contractor. At Lender’s option, Lender may require Borrower to provide: (i) evidence satisfactory to Lender of the cost and time necessary to complete the proposed change; and (ii) a complete set of “as built” Plans and Specifications for the completed House or A&D Improvements.
(j)    Consent Process. Borrower acknowledges that Lender’s review of any changes and required consent may result in delays in construction and hereby consents to any such delays.
(k)    Final Plans and Specifications. Upon completion of construction of a House or A&D Improvements, and upon Lender’s request, Borrower shall deliver to Lender within ten (10) days a set of final “as-built” Plans and Specifications.
5.6    Contractor/Construction Information. Within ten (10) days of Lender’s written request, Borrower shall deliver to Lender from time to time in a form acceptable to Lender: (i) a list detailing the name, address and phone number of each contractor, subcontractor and material supplier to be or which has been employed or used for construction of the Houses and A&D Improvements which constitute Collateral, together with the dollar amount, including changes, if any, of each contract and subcontract, and the portion thereof, if any, paid through the date of such list; (ii) copies of each contract and subcontract identified in such list, including any changes thereto; (iii) a cost breakdown of the projected Total Cost of constructing each applicable House and A&D Improvement, and that portion, if any, of each cost item which has been incurred; and (iv) a construction progress schedule detailing the progress of construction and the projected sequencing and completion time for uncompleted work, all as of the date of such schedule. Borrower agrees that Lender has the right, but shall not be obligated, to disapprove any contractor, subcontractor or material supplier which, in Lender’s good faith determination, is deemed financially or otherwise unqualified; provided, however, that the absence of any such disapproval shall not constitute a warranty or representation of qualification by Lender. Lender shall have the right to contact any contractor, subcontractor or material supplier to discuss the course of construction.
5.7    Prohibited Contracts. Without Lender’s prior written consent, Borrower shall not contract for any materials, furnishings, equipment, fixtures or other parts or components of the Houses or A&D Improvements, if any third party shall retain any ownership interest (other than lien rights created by operation of law) in such items after their delivery to the Lot and/or Land. Borrower shall have five (5) days to effect the removal of any such retained interest.
5.8    Liens Claims. If a lien claim or affidavit is recorded or is served upon Lender which affects the Mortgaged Property, or if Borrower is otherwise unable to satisfy the provisions of Section 4.1(f) hereof, Borrower shall, on or before the earlier of: (i) within ten (10) days of such recording or service, (ii) within five (5) days of Lender’s demand, or (iii) on or before the date of the requested Advance if Borrower is relying on this Section 5.8 for satisfaction of Section 4.1(f) hereof, take one of the following courses of action: (A) pay and discharge the same; (B) effect the release thereof by recording and delivering to Lender a surety bond as described below; (C) provide Lender with other assurance which Lender deems, in its sole discretion, to be satisfactory for the payment of such lien claim or affidavit and for the full and continuous protection of Lender from the effect of such lien claim or affidavit; or (D) contest such claim, with diligence, in good faith and as required by applicable law, in a manner which will have the effect of releasing or bonding such claim prior to the applicable Completion Date (or Sales Contract sale date, if earlier) or A&D Completion

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Date. In the case of a lien contest pursuant to clause (D) above, the Collateral affected by such claim should be revalued on the Borrowing Base Report if the amount thereof is material; provided, however, unless Lender disapproves same or requires action under clauses (A), (B) and (C) above, Borrower may escrow with the Title Company cash in an amount required by the Title Company to provide “insurance around” such lien claim. A surety bond which satisfies the provisions of clause (C) above, shall be a bond meeting the requirements of Texas Property Code, Chapter 53, subchapter H, Sections 53.171 et seq. (or other applicable law of the State where the affected portion of the Mortgaged Property is located), as same may be hereafter amended or supplemented; provided, however, if such provisions are ever repealed, then such surety bond shall be in form, amount and issued by a surety acceptable to Lender, in its sole and absolute discretion.
5.9    Construction Responsibilities. Borrower shall construct or cause the construction of the Houses and A&D Improvements in a workmanlike manner according to the Plans and Specifications and the recommendations of any soils or engineering report acceptable by Lender. The construction of the Houses and A&D Improvements shall be in compliance with all applicable Governmental Requirements. If necessary, the Plans and Specifications shall be modified to comply with the Governmental Requirements, subject to the provisions of Section 5.5 hereof. Borrower shall be solely responsible for all aspects of Borrower’s business in connection with the construction of the Houses and A&D Improvements, including, without limitation, for the quality and suitability of the Plans and Specifications and their compliance with all Governmental Requirements, the supervision of the work of construction, the qualifications, financial condition and performance of all architects, engineers, contractors, material suppliers and consultants, and the accuracy of all Borrowing Base Reports, Draw Requests and the proper application of all Advances. Lender is not obligated to supervise, inspect or inform Borrower or any third party of any aspect of the construction of the Improvements or any other matter referred to above.
5.10    Assessments and Community Facilities. Without Lender’s prior written consent, Borrower shall not cause or suffer to become effective or otherwise consent to the formation of any community facilities or assessment district or association which includes all or any part of the Collateral, nor shall Borrower cause or otherwise consent to the levying of special taxes or assessments against the Collateral by any such community facilities or assessment district or association.
5.11    Delay. Borrower shall promptly notify Lender in writing of any event causing delay or interruption of construction, or the timely completion of construction of the Houses or A&D Improvements. The notice shall specify the particular work delayed, and the cause and period of each delay.
5.12    Inspections. Lender and Inspector shall have the right to enter upon the Mortgaged Property, at all reasonable times, to inspect the Collateral and the construction work to verify information disclosed pursuant to this Agreement, or for any other purpose. Any inspection or review of the Collateral by Lender or Inspector is solely to determine whether Borrower is properly discharging its obligations to Lender and may not be relied upon by Borrower or by any third party. Lender owes no duty of care to Borrower or any third party to protect against, or to inform Borrower or any third party of, any negligent, faulty, inadequate or defective design or construction of the Houses or A&D Improvements as determined by Lender.
5.13    Surveys. Upon request by Lender, Borrower shall deliver to Lender: (i) upon completion of the foundation of each House, a survey showing the location of the House on the Lot and confirming that the Improvement is located entirely within the Lot and does not encroach upon any easement or set‑back line, or breach or violate any Governmental Requirements; (ii) upon completion of each House, an as‑built survey acceptable to a title insurer for purposes of issuing a standard mortgagee policy of title insurance; and (iii) upon acquisition of any parcel of Land, a survey acceptable to a title insurer for purposes of issuing a standard mortgagee policy of title insurance. All such surveys shall be performed and certified by a licensed engineer or surveyor acceptable to Lender and the title insurer.
5.14    Affidavit of Commencement. Upon request by Lender, Borrower, within ten (10) days after the Commencement Date for each House, or the A&D Commencement Date for each A&D Project, but not

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before construction of the House, or A&D Improvements, has actually begun, shall file in the appropriate records of the county in which the Lot or A&D Project is situated, an affidavit (“Affidavit of Commencement”), in form and substance acceptable to Lender, duly executed and notarized by Borrower and Contractor. The date of commencement of work set forth in such Affidavit of Commencement shall not be the date of or prior to the date on which the applicable Security Instrument was recorded.
5.15    Affidavit of Completion. Upon request by Lender, Borrower, within ten (10) days after construction of the House or A&D Project has been completed, shall file in the appropriate records in the county in which the Lot or A&D Project is situated an affidavit (“Affidavit of Completion”), in form and substance acceptable to Lender, duly executed and notarized by Borrower and Contractor.
ARTICLE VI.    INSURANCE
Borrower shall, while any obligation of Borrower under any Loan Document remains outstanding, maintain at Borrower’s sole expense, the following policies of insurance in form and substance satisfactory to Lender. Capitalized terms used in this Article shall have the same meaning as such terms are commonly and presently defined in the insurance industry.
6.1    Title Insurance. Title Insurance, together with any endorsements which Lender may require, insuring Lender of the validity and the priority of the lien of the Security Instrument upon the applicable Mortgaged Property, subject only to matters approved by Lender in writing. During the term of the Loan, Borrower shall deliver to Lender, within five (5) days of Lender’s written request, such other endorsements to the Title Insurance as Lender may require. The amount of such Title Insurance shall be in the amount not less than the greater of (i) the Maximum Credit Amount for such House and/or Lot, (ii) the A&D Loan Amount for such A&D Project, or (iii) the amount reasonably required by Lender. With respect to each House or Lot, Borrower shall only be required to obtain and maintain a mortgagee title policy binder on interim construction loan; provided, however, if a binder is not available or cannot be extended, then Borrower will obtain a loan policy of title insurance.
6.2    Property Insurance. If applicable, an All Risk/Special Form Property Insurance policy, including without limitation, coverage for loss or damage by fire, lightning, windstorm, explosion, hail, tornado, theft and such other coverages and endorsements as Lender may require, insuring Lender against damage to the Mortgaged Property in an amount not less than 100% of the full replacement cost (on a completed value basis), including the cost of debris removal, without deduction for depreciation and sufficient to prevent Borrower and lender from becoming a coinsurer. Such coverage should adequately insure any and all Loan collateral, whether such collateral is onsite, stored offsite or otherwise. Lender shall be named on the policy as Mortgagee and named under a Lender’s Loss Payable Endorsement and Standard Mortgage Clause Endorsement (in forms acceptable to Lender).
6.3    Flood Hazard Insurance. If, and to the extent any portion of the Mortgaged Property is located in a flood plain, a policy of flood insurance, as deemed necessary by Lender, in an amount equal to the lesser of (a) the full replacement cost of the affected Improvements or A&D Improvements, or (b) the maximum coverage amount allowed by applicable law.
6.4    Liability Insurance. A policy of Commercial General Liability insurance on an occurrence basis, with Borrower as the named insured, insuring against liability for injury and/or death to any person and/or damage to any property occurring on all Mortgaged Property, with an annual aggregate limit of not less than $1,000,000, and a limit per occurrence of not less than $1,000,000.
6.5    Worker’s Compensation. Statutory worker’s compensation insurance for the benefit of Borrower as insured (and if applicable, for the benefit of any contractor as named insured, with Borrower as an additional insured) meeting state law benefit requirements with a minimum $100,000 employer’s liability coverage.

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6.6    Other Coverage. Borrower shall provide to Lender evidence of such other reasonable insurance in such reasonable amounts as Lender may from time to time request against such other insurable hazards which at the time are commonly insured against for property similar to the subject Mortgaged Property located in or around the region in which the applicable Mortgaged Property is located. Such coverage requirements may include but are not limited to coverage for earthquake, acts of terrorism, business income, delayed business income, rental loss, sink hole, soft costs, tenant improvement or environmental.
6.7    General. Borrower shall provide to Lender insurance certificates or other evidence of coverage in form acceptable to Lender, with coverage amounts, deductibles, limits and retentions as required by Lender. All insurance policies shall provide that the coverage shall not be cancelable or materially changed without 10 days prior written notice to Lender of any cancellation for nonpayment of premiums, and not less than 30 days (45 days for flood insurance) prior written notice to Lender of any other cancellation or any modification (including a reduction in coverage). Lender shall be named under a Lender’s Loss Payable Endorsement and Standard Mortgage Clause Endorsement (in forms acceptable to Lender) on all insurance policies which Borrower actually maintains with respect to the Mortgaged Property. All insurance policies shall be issued and maintained by insurers approved to do business in the state in which the Mortgaged Property is located and must have an A.M. Best Company rating of A-\IX or better.
6.8    Contractor Insurance. A Builders Risk Completed Value Hazard Insurance policy, including, without limitation, any endorsements which Lender may require, insuring Lender against damage to the Mortgaged Property in an amount acceptable to Lender. Lender shall be named on such policy under a Lender’s Loss Payable Endorsement acceptable to Lender.
6.9    COLLATERAL PROTECTION INSURANCE NOTICE. (A) BORROWER IS REQUIRED TO: (i) KEEP THE MORTGAGED PROPERTY INSURED AGAINST DAMAGE IN THE AMOUNT LENDER SPECIFIES; (ii) PURCHASE THE INSURANCE FROM AN INSURER THAT IS AUTHORIZED TO DO BUSINESS IN THE STATE OF TEXAS OR AN ELIGIBLE SURPLUS LINES INSURER; AND (iii) NAME LENDER AS THE PERSON TO BE PAID UNDER THE POLICY IN THE EVENT OF A LOSS; (B) BORROWER MUST, IF REQUIRED BY LENDER, DELIVER TO LENDER A COPY OF THE POLICY AND PROOF OF THE PAYMENT OF PREMIUMS THEREFOR; AND (C) IF BORROWER FAILS TO MEET ANY REQUIREMENT LISTED IN CLAUSES (A) OR (B) HEREOF, LENDER MAY OBTAIN COLLATERAL PROTECTION INSURANCE ON BEHALF OF BORROWER AT BORROWER’S EXPENSE.
ARTICLE VII.    REPRESENTATIONS AND WARRANTIES
As a material inducement to Lender’s execution of this Agreement, Borrower represents and warrants to Lender as of the date hereof and continuing as of each day thereafter as follows:
7.1    Authority/Enforceability. Borrower is in compliance with all laws and regulations applicable to its organization, existence and transaction of business and has all necessary rights and powers to own the Collateral and construct the Improvements and A&D Improvements (if applicable) as contemplated by the Loan Documents.
7.2    Binding Obligations. Borrower is authorized to execute, deliver and perform its obligations under the Loan Documents, and such obligations shall be valid and binding obligations of Borrower.
7.3    Formation and Organizational Documents. Borrower has delivered to Lender all formation and organizational documents of Borrower, and of the partners, joint venturers or members of Borrower, if any, and all such formation and organizational documents remain in full force and effect and have not been amended or modified since they were delivered to Lender. Borrower shall immediately provide Lender with copies of any amendments or modifications of such formation or organizational documents.

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7.4    No Violation. Borrower’s execution, delivery, and performance under the Loan Documents do not (i) require any consent or approval not heretofore obtained under any partnership agreement, operating or limited liability company agreement, articles of incorporation, bylaws or other document; (ii) violate any Governmental Requirements applicable to the Collateral or Borrower; or (iii) conflict with, or constitute a breach or default or permit the acceleration of obligations under any agreement, contract, lease, or other document by which Borrower or the Collateral is bound or regulated.
7.5    Compliance with Governmental Requirements. Borrower has, and at all times shall have obtained, all permits, licenses, exemptions, and approvals necessary to construct (if applicable), occupy and market the Houses and A&D Improvements, and shall maintain compliance with all Governmental Requirements applicable to the Houses and A&D Improvements and necessary for the transaction of Borrower’s business.
7.6    Litigation. Except as disclosed to Lender in writing, there are no claims, actions, suits, or proceedings pending, or to Borrower’s knowledge, threatened against Borrower or affecting the Collateral.
7.7    Financial Condition. All financial statements and information heretofore delivered to Lender by Borrower, including, without limitation, information relating to the financial condition of Borrower, the Collateral, the partners, joint venturers or members of Borrower fairly and accurately represent the financial condition of the subject thereof and have been prepared (except as noted therein) in accordance with GAAP consistently applied. Borrower acknowledges and agrees that Lender may request and obtain additional information from third parties regarding any of the above, including, without limitation, credit reports.
7.8    No Material Adverse Change. There has been no material adverse change in the financial condition of Borrower since the dates of the latest financial statements furnished to Lender and, except as otherwise disclosed to Lender in writing, Borrower has not entered into any material transaction which is not disclosed in such financial statements.
7.9    Accuracy. All reports, documents, instruments, information and forms of evidence delivered to Lender concerning this Credit Facility or the Collateral or required by the Loan Documents are accurate, correct and sufficiently complete to give Lender true and accurate knowledge of their subject matter, and do not contain any misrepresentation or omission.
7.10    Tax Liability. Borrower has filed all required federal, state, county and municipal tax returns and has paid all taxes and assessments against the Collateral owed and payable, and Borrower has no knowledge of any basis for any additional payment with respect to any such taxes and assessments, except that which may result from the increased valuation resulting from the construction of the Improvements.
7.11    Utilities. All utility services, including, without limitation, gas, water, sewage, electrical and telephone, necessary for the construction and occupancy of the Houses which constitute Collateral are available at or within the boundaries of each such Lot or A&D Project.
7.12    Compliance. Borrower is familiar with and in compliance with all Governmental Requirements for the construction of the Houses and A&D Improvements and will conform to and comply with all Governmental Requirements and the Plans and Specifications.
7.13    Americans With Disabilities Act Compliance. If applicable, the Houses have been designed and shall be constructed and completed, and thereafter maintained, in strict accordance and full compliance with all of the requirements of the Americans with Disabilities Act, of July 26, 1990, Pub. L. No. 101‑336, 104 Stat. 327, 42 U.S.C. § 12101, et seq., and with applicable state and local laws, as each may be amended from time to time. Borrower shall be responsible for the cost of compliance with the ADA and all other applicable laws.

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7.14    Access. With respect to each House or Lot, all roads necessary for the full utilization of the Lots and/or Houses for their intended purposes have been completed, dedicated and accepted by the appropriate Governmental Authority. With respect to each A&D Project, all roads necessary to access the Land have been completed, dedicated and accepted by the appropriate Governmental Authority.
7.15    No Commencement. With respect to each House or Lot, as of the date of each applicable Security Instrument, no steps to commence construction on the applicable Lots, including steps to clear or otherwise prepare such Lots for construction thereon or the delivery of material for use in construction of the Improvements, have been taken. With respect to each A&D Project, as of the date of each applicable Security Instrument, no steps to commence construction on the applicable Land, including steps to clear or otherwise prepare such Lots for construction thereon or the delivery of material for use in construction of the A&D Improvements, have been taken.
7.16    Disclaimer of Permanent Financing. Borrower acknowledges and agrees that Lender has not made any commitments, either express or implied, to make or extend the financing under this Credit Facility past the Maturity Date.
7.17    Interstate Land Sales Act. Borrower’s construction of the Houses and A&D Improvements and the sale of Lots and/or Houses are exempt from the registration under and any requirements of the Interstate Land Sales Full Disclosure Act and the regulations promulgated thereunder.
7.18    Required Documentation. Borrower has in its possession the instruments, evidence, items and certificates specified below, and Borrower shall provide copies of such materials to Lender upon Lender’s request:
(a)    With respect to Lots and Houses, evidence that all the streets furnishing access to the Lots and/or Houses have been fully completed, dedicated to public use and accepted by applicable Governmental Authorities. With respect to A&D Projects, evidence that all the streets furnishing access to the Land have been fully completed, dedicated to public use and accepted by applicable Governmental Authorities
(b)    With respect to Lots and Houses, evidence satisfactory to Lender showing the availability of all necessary utilities at the boundary lines of each Lot, including sanitary and storm sewer facilities, potable water, telephone, electricity, gas, and municipal services. With respect to A&D Projects, evidence satisfactory to Lender showing the availability of all necessary utilities at the boundary lines of each parcel of Land, including sanitary and storm sewer facilities, potable water, telephone, electricity, gas, and municipal services.
(c)    Evidence that the proposed use of the Land, Lots and/or Houses and, as applicable, construction of the Houses or A&D Improvements complies with all Governmental Requirements.
(d)    A cost breakdown for each House or A&D Project satisfactory to Lender showing the Total Costs and other costs required to be paid to satisfactorily complete the House or A&D Project, free and clear of liens or claims for liens for material supplied and for labor services performed.
(e)    Original or a copy of each fully executed Construction Contract, if applicable.
(f)    Waiver of lien or lien subordination agreement(s) executed by Contractor and by each contractor, subcontractor, laborer and supplier furnishing labor or materials for the construction of the Houses or A&D Improvements, in a form acceptable to Lender.
(g)    A copy of the Plans and Specifications for each House or A&D Project.

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(h)    Building permit(s) and all other permits required with respect to the construction of the Houses and A&D Improvements.
(i)    Evidence that all applicable zoning ordinances and restrictive covenants affecting the Mortgaged Property permit the use for which the Mortgaged Property is intended and have been or will be complied with.
ARTICLE VIII.    HAZARDOUS MATERIALS
8.1    Special Representations and Warranties. Without in any way limiting the other representations and warranties set forth in this Agreement, and after reasonable investigation and inquiry, Borrower hereby specially represents and warrants to the best of Borrower’s knowledge as of the date of this Agreement as follows:
(l)    Hazardous Materials. The Mortgaged Property is not and has not been a site for the use, generation, manufacture, storage, treatment, release, threatened release, discharge, disposal, transportation or presence of any oil, flammable explosives, asbestos, urea formaldehyde insulation, radioactive materials, hazardous wastes, toxic or contaminated substances or similar materials, including, without limitation, any substances which are “hazardous substances,” “hazardous wastes,” “hazardous materials,” “toxic substances,” “wastes,” “regulated substances,” “industrial solid wastes,” or “pollutants” under the Hazardous Materials Laws, as described below, and/or other applicable environmental laws, ordinances and regulations (collectively, the “Hazardous Materials”).
(m)    Hazardous Materials Laws. The Mortgaged Property is in compliance with all laws, ordinances and regulations relating to Hazardous Materials (“Hazardous Materials Laws”), including, without limitation: the Clean Air Act, as amended, 42 U.S.C. Section 7401 et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. Section 1251 et seq.; the Resource Conservation and Recovery Act of 1976, as amended, 42 U.S.C. Section 6901 et seq.; the Comprehensive Environment Response, Compensation and Liability Act of 1980, as amended (including the Superfund Amendments and Reauthorization Act of 1986, “CERCLA”), 42 U.S.C. Section 9601 et seq.; the Toxic Substances Control Act, as amended, 15 U.S.C. Section 2601 et seq.; the Occupational Safety and Health Act, as amended, 29 U.S.C. Section 651, the Emergency Planning and Community Right‑to‑Know Act of 1986, 42 U.S.C. Section 11001 et seq.; the Mine Safety and Health Act of 1977, as amended, 30 U.S.C. Section 801 et seq.; the Safe Drinking Water Act, 42 U.S.C. Section 300f et seq.; and all comparable state and local laws, laws of other jurisdictions or orders and regulations.
(n)    Hazardous Materials Claims. There are no claims or actions (“Hazardous Materials Claims”) pending or threatened against Borrower or the Mortgaged Property by any Governmental Authority or by any other person or entity relating to Hazardous Materials or pursuant to the Hazardous Materials Laws.
(o)    Storage Tanks. No storage tanks (including, without limitation, petroleum or heating oil storage tanks), underground or above‑ground, are present on or under the Mortgaged Property, or have been on or under the Mortgaged Property.
8.2    Hazardous Materials Covenants. Borrower agrees as follows:
(l)    No Hazardous Activities. Borrower shall not cause or permit the Mortgaged Property to be used as a site for the use, generation, manufacture, storage, treatment, release, discharge, disposal, transportation or presence of any Hazardous Materials.
(m)    Compliance. Borrower shall comply and cause the Mortgaged Property to comply with all Hazardous Materials Laws.

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(n)    Notices. Borrower shall immediately notify Lender in writing of: (i) the discovery of any Hazardous Materials on, under or about the Mortgaged Property; (ii) any knowledge by Borrower that the Mortgaged Property does not comply with any Hazardous Materials Laws; (iii) any Hazardous Materials Claims; and (iv) the discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Mortgaged Property.
(o)    Remedial Action. In response to the presence of any Hazardous Materials on, under or about the Mortgaged Property, Borrower shall immediately take, at Borrower’s sole expense, all remedial action required by any Hazardous Materials Laws or any judgment, consent decree, settlement or compromise in respect to any Hazardous Materials Claims.
8.3    Inspection By Lender. Upon reasonable prior notice to Borrower, Lender, its employees and agents, may from time to time (whether before or after the commencement of a nonjudicial or judicial foreclosure proceeding) enter and inspect the Mortgaged Property for the purpose of determining the existence, location, nature and magnitude of any past or present release or threatened release of any Hazardous Materials into, onto, beneath or from the Mortgaged Property.
8.4    Hazardous Materials Indemnity. BORROWER HEREBY AGREES TO DEFEND, INDEMNIFY AND HOLD HARMLESS LENDER, ITS DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS FROM AND AGAINST ANY AND ALL LOSSES, DAMAGES, LIABILITIES, CLAIMS, ACTIONS, JUDGMENTS, COURT COSTS AND LEGAL OR OTHER EXPENSES (INCLUDING, WITHOUT LIMITATION, ATTORNEY’S FEES AND EXPENSES) WHICH LENDER MAY INCUR AS A DIRECT OR INDIRECT CONSEQUENCE OF THE USE, GENERATION, MANUFACTURE, STORAGE, DISPOSAL, THREATENED DISPOSAL, TRANSPORTATION OR PRESENCE OF HAZARDOUS MATERIALS IN, ON, UNDER OR ABOUT THE MORTGAGED PROPERTY. BORROWER SHALL IMMEDIATELY PAY TO LENDER UPON DEMAND ANY AMOUNTS OWING UNDER THIS INDEMNITY, TOGETHER WITH INTEREST FROM THE DATE THE INDEBTEDNESS ARISES UNTIL PAID AT THE DEFAULT RATE. BORROWER’S DUTY AND OBLIGATIONS TO DEFEND, INDEMNIFY AND HOLD HARMLESS LENDER SHALL SURVIVE: (i) THE CANCELLATION OF THE NOTE AND THE RELEASE OR PARTIAL RELEASE OF THE LIEN OF THE SECURITY INSTRUMENT, (ii) ANY JUDICIAL OR NON‑JUDICIAL FORECLOSURE UNDER THE SECURITY INSTRUMENT, OR TRANSFER OF THE MORTGAGED PROPERTY IN LIEU THEREOF; AND (iii) THE SATISFACTION OF ALL OF BORROWER’S OBLIGATIONS UNDER THE LOAN DOCUMENTS.
ARTICLE IX.    COVENANTS OF BORROWER
9.1    Expenses. Borrower shall immediately pay Lender upon demand all costs and expenses incurred by Lender in connection with: (a) the preparation of this Agreement and all other Loan Documents and the preparation, review or other action relating to the Other Related Documents contemplated hereby; (b) the administration of this Agreement, the other Loan Documents and Other Related Documents for the term of the Credit Facility; and (c) the enforcement or satisfaction by Lender of any of Borrower’s obligations under this Agreement, the other Loan Documents or the Other Related Documents. For all purposes of this Agreement, Lender’s costs and expenses shall include, without limitation, all appraisal fees, cost engineering and inspection fees, legal fees, accounting fees, environmental consultant fees, auditor fees, and the cost to Lender of any title insurance premiums, title surveys, releases and notary fees. Borrower recognizes and agrees that Appraisals of the Mortgaged Property by a licensed independent appraiser may be required by Lender’s internal procedures and/or federal regulatory reporting requirements on an annual and/or specialized basis and that Lender may, at its option, require inspection of the Mortgaged Property by an independent supervising architect and/or cost engineering specialist (i) prior to each Advance, (ii) at least once each month during the course of construction even though no Advance is to be made for that month, (iii) upon completion of a House or A&D Project, and (iv) at least semi‑annually thereafter. If any of the services described above

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are provided by an employee of Lender, Lender’s costs and expenses for such services shall be calculated in accordance with Lender’s standard charge for such services.
9.2    ERISA Compliance. Borrower shall at all times comply with the provisions of ERISA with respect to any retirement or other employee benefit plan to which it is a party as employer, and as soon as possible after Borrower knows, or has reason to know, that any Reportable Event (as defined in ERISA) with respect to any such plan of Borrower has occurred, it shall furnish to Lender a written statement setting forth details as to such Reportable Event and the action, if any, which Borrower proposes to take with respect thereto, together with a copy of the notice of such Reportable Event furnished to the Pension Benefit Guaranty Corporation.
9.3    Opinion of Legal Counsel. Upon Lender’s request, Borrower shall provide, at Borrower’s expense, an opinion of legal counsel in form and content satisfactory to Lender to the effect that: (a) upon due authorization, execution and recordation or filing as may be specified in the opinion, each of the Loan Documents shall be legal, valid and binding instruments, enforceable against the makers thereof in accordance with their respective terms; (b) Borrower is duly formed and has all requisite authority to enter into the Loan Documents; and (c) such other matters, incident to the transactions contemplated hereby, as Lender may reasonably request.
9.4    Further Assurances. Upon Lender’s request and at Borrower’s sole cost and expense, Borrower shall execute, acknowledge and deliver any other instruments and perform any other acts necessary, desirable or proper, as determined by Lender, to carry out the purposes of this Agreement and the other Loan Documents or to perfect and preserve any liens created by the Loan Documents.
9.5    Assignment. Without the prior written consent of Lender, Borrower shall not assign Borrower’s interest under any of the Loan Documents, or in any monies due or to become due thereunder, and any assignment without such consent shall be void. In this regard, Borrower acknowledges that Lender would not agree to the Credit Facility except in reliance on Borrower’s expertise, reputation, prior experience in constructing single family residential properties, Lender’s knowledge of Borrower, and Lender’s understanding that this Agreement is more in the nature of an agreement involving personal services than a standard loan where Lender would rely on security which was already fully constructed.
ARTICLE X.     FINANCIAL COVENANTS
10.1    Financial Information. Borrower shall deliver to Lender, and cause Guarantor to deliver to Lender, the Financial Statements, Accounts Payable Reports, Borrowing Base Reports, Compliance Certificates, Inventory and Sales Status Reports, federal tax returns, and other financial information described in Exhibit “A” attached hereto, on or before the applicable delivery deadline set forth therein. Furthermore, Borrower shall deliver to Lender, and cause Guarantor to deliver to Lender, such other financial documents as Lender may reasonably request from time to time.
10.2    Books and Records. Borrower shall maintain complete books of account and other records for the Collateral and for disbursement and use of the proceeds of Advances under this Credit Facility, and the same shall be available for inspection and copying by Lender upon reasonable prior notice.
10.3    Unsecured Debt. From and after the date hereof, Borrower shall not voluntarily or involuntarily incur or suffer any Unsecured Debt, unless Lender expressly approves an item of Unsecured Debt in writing, prior to the time that Borrower incurs such item of Unsecured Debt. As used herein the term “Unsecured Debt” shall mean Total Liabilities less the amount thereof which is fully secured by a valid and enforceable lien or security interest against specific assets of Borrower, except to the extent the value of the security is less than the amount of the corresponding liability, or any liability secured on a non‑recourse basis by a lien or security interest against specific assets of Borrower, and otherwise in accordance with GAAP; provided, however, Unsecured Debt shall not include trade payables and Borrower’s current period payroll liabilities.

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10.4    Subordination of Unsecured Debt. All indebtedness or liabilities from Borrower to any Affiliate or other intercompany transactions and obligations, as determined in accordance with GAAP, shall be fully subordinated to the full and complete repayment of the Indebtedness and performance of the Obligations to Lender under this Credit Facility, such subordination to be in form and substance acceptable to Lender in its sole and absolute discretion. However, upon the occurrence of an Event of Default, Borrower agrees that it will not make any payments of principal or interest under any such intercompany obligations until such time as the events or circumstances giving rise to such Event of Default have been fully cured or satisfied, as determined by Lender in its sole and absolute discretion.
10.5    Limitation on Distributions. Borrower shall not make any Distributions (a) at any time that an Event of Default remains uncured, or (b) which would cause Borrower to fail to comply with any financial covenant set forth herein. As used herein, the term “Distribution” shall mean any payment, whether in cash, tangible or intangible property, securities or other rights in and to any income, revenues, receipts or other assets of Borrower (excluding all normal and reasonable operating expenses of Borrower and payment of all construction costs of Improvements) distributed to the partners, shareholders or joint venturers of Borrower in an amount equal to the projected federal income tax liabilities of such partners, shareholders or joint venturer of Borrower associated with the business operations of Borrower for such corresponding tax year, as same has been approved by Lender prior to such payment or distribution by Borrower, which such approval shall be in Lender’s sole and absolute discretion as to whether it accurately reflects the federal income tax liability of such partners, shareholders or joint venturer directed associated with the business operations of Borrower.
10.6    Other Financial Covenants. Until such time as the Credit Facility has been fully repaid, terminated and Lender has no further obligation to make any advances under the Credit Facility, Borrower shall comply with the other financial covenants set forth on Exhibit “A” attached hereto.
ARTICLE XI.    DEFAULTS AND REMEDIES
11.1    Default. The occurrence of any one or more of the following shall constitute an “Event of Default” under this Agreement and the other Loan Documents:
(a)    Monetary. Borrower’s failure to pay when due any sums payable under the Note or any of the other Loan Documents.
(b)    Performance of Obligations. Borrower’s failure to perform any Obligations, exclusive of those referenced in Section 11.1(a) hereof, under any of the Loan Documents.
(c)    Construction; Use. (i) There is any material deviation in the work of construction from the Plans and Specifications or Governmental Requirements or the appearance or use of defective workmanship or materials in constructing any House or A&D Project, and Borrower fails to remedy the same to Lender’s satisfaction within ten (10) days of Lender’s written demand to do so; or (ii) there is a cessation of construction of any House or A&D Project prior to completion for a continuous period of more than fifteen (15) days (except as caused by an event of force majeure for which a longer delay may be permitted under Article V hereof); or (iii)  the construction or sale of any House of Lot in accordance with the Loan Documents is prohibited, enjoined or delayed for a continuous period of more than thirty (30) days; or (iv)  utilities or other public services necessary for the full occupancy and utilization of the Mortgaged Property are curtailed for a continuous period of more than thirty (30) days.
(d)    Liens, Attachment; Condemnation. (i) The recording of any claim of lien against the Collateral and the continuance of such claim of lien for twenty (20) days without discharge, satisfaction or provision for payment being made by Borrower in a manner satisfactory to Lender; or (ii) the condemnation, seizure or appropriation of, or occurrence of an uninsured casualty with respect to any material portion of the Collateral; or (iii) the sequestration or attachment of, or any

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levy or execution upon any of the Collateral, any other collateral provided by Borrower under any of the Loan Documents, any monies in the Account or any substantial portion of the other assets of Borrower, which sequestration, attachment, levy or execution is not released, expunged or dismissed prior to the earlier of thirty (30) days thereafter or the sale of the assets affected thereby.
(e)    Representations and Warranties. (i) The failure of any representation or warranty of Borrower in any of the Loan Documents; or (ii) any material adverse change in the financial condition of Borrower or any other person or entity in any manner obligated to Lender under the Loan Documents from the financial condition represented to Lender as of the date hereof.
(f)    Voluntary Bankruptcy; Insolvency; Dissolution. (i) The filing of a petition by Borrower for relief under the Bankruptcy Code, or under any other present or future state or federal law regarding bankruptcy, reorganization or other debtor relief law; (ii) the filing of any pleading or an answer by Borrower in any involuntary proceeding under the Bankruptcy Code or other debtor relief law which admits the jurisdiction of the court or the petition’s material allegations regarding Borrower’s insolvency; (iii) a general assignment by Borrower for the benefit of creditors; or (iv) Borrower applying for, or the appointment of, a receiver, trustee, custodian or liquidator of Borrower or any of its property.
(g)    Involuntary Bankruptcy. The failure of Borrower to effect a full dismissal of any involuntary petition under the Bankruptcy Code or any other debtor relief law that is filed against Borrower or in any way restrains or limits Borrower or Lender regarding the Note or the Mortgaged Property, prior to the earlier of the entry of any court order granting relief sought in such involuntary petition, or thirty (30) days after the date of filing of such involuntary petition.
(h)    Constituent Parties. The occurrence of any of the events specified in Subsections 11.1(f) and (g) hereof as to any person or entity other than Borrower which is in any manner obligated to Lender under the Loan Documents.
(i)    Loss of Priority. The failure at any time of the Security Instrument to be a valid first lien upon the Mortgaged Property, or any portion thereof.
(j)    Dissolution and Reorganization. If Borrower, or, if Borrower is a partnership, joint venture, trust or other type of business association, if any of the parties comprising Borrower shall dissolve, terminate or liquidate, or merge with or be consolidated into any other entity.
(k)    No Further Encumbrances. If Borrower, without the prior written consent of Lender, creates, places or permits to be created or placed, or through any act or failure to act, acquiesces in the placing of, or allows to remain, any mortgage, pledge, lien (statutory, constitutional or contractual), security interest, exception, encumbrance or charge, or conditional sale or other title retention agreement, regardless of whether same are expressly subordinate to the liens of the Loan Documents, with respect to the Collateral, other than the Permitted Exceptions (as defined in the applicable Security Instrument); provided, however, that if such further encumbrance is a mechanic’s lien, then the provisions of Section 11.1(d) shall exclusively govern same.
(l)    Disposition of Mortgaged Property and Beneficial Interest in Borrower. If Borrower makes a Disposition without the prior written consent of Lender. It is expressly agreed that in connection with determining whether to grant or withhold such consent, Lender may (but is not obligated to), among other things, (i) consider the creditworthiness of the party to whom such Disposition will be made and its management ability with respect to the Mortgaged Property, (ii) consider whether or not the security for repayment of the Indebtedness and the performance of the Obligations, or Lender’s ability to enforce its rights, remedies and recourses with respect to such security, will be impaired in any way by the proposed Disposition, (iii) require as a condition to granting such consent, an increase in the rate of interest payable under the Note or any other change

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in the terms and provisions of the Note and other Loan Documents, (iv) require that Lender be reimbursed for all costs and expenses incurred by Lender in investigating the creditworthiness and management ability of the party to whom such Disposition will be made and in determining whether Lender’s security will be impaired by the proposed Disposition, (v) require the payment to Lender of a transfer fee to cover the cost of documenting the Disposition in its records, (vi) require the payment of its reasonable attorneys’ fees in connection with such Disposition, (vii) require the express assumption of payment of the Indebtedness and performance of the Obligations by the party to whom such Disposition will be made (with or without the release of Borrower from liability for such Indebtedness and Obligations), (viii) require the execution of assumption agreements, modification agreements, supplemental loan documents and financing statements satisfactory in form and substance to Lender, (ix) require endorsements (to the extent available under applicable law) to any existing Title Insurance insuring Lender’s liens and security interests covering the Mortgaged Property, and (x) require additional security for the payment of the Indebtedness and performance of the Obligations.
(m)    Destruction of Mortgaged Property. If all or any portion of the Mortgaged Property is demolished, destroyed or substantially damaged so that (in Lender’s judgment) it cannot be restored or rebuilt with available funds to the condition existing immediately prior to such demolition, destruction or damage within a reasonable period of time.
(n)    Foreclosure of Other Liens. If the holder of any lien or security interest on all or any portion of the Mortgaged Property (without hereby implying Lender’s consent to the existence, placing, creating or permitting of any such lien or security interest) institutes foreclosure or other proceedings for the enforcement of its remedies thereunder.
(o)    Condemnation. If any condemnation proceeding is instituted or threatened which would, in Lender’s sole judgment, materially impair the use and enjoyment of all or any portion of the Mortgaged Property for its intended purposes.
(p)    Abandonment. If Borrower abandons all or any portion of the Mortgaged Property.
(q)    Hazardous Materials. The discovery of any significant Hazardous Materials in, on or about the Mortgaged Property subsequent to the date hereof. Any such Hazardous Materials shall be “significant” for this purpose if said Hazardous Materials, in Lender’s sole discretion, have a materially adverse impact on the value of the affected portion of the Mortgaged Property.
(r)    Default under Other Loans. The existence of any monetary or non‑monetary default (after any and all notices and grace or cure periods) under the terms of any loan or obligation of Borrower (whether as a primary or secondary obligor).
(s)    Loan Documents. If any of the Loan Documents are alleged by Borrower or any of their Affiliates, or determined by a court of applicable jurisdiction or believed by Lender, in its good faith judgment, to be invalid, unenforceable or otherwise not binding against any party (other than Lender) thereto.
(t)    Outstanding Judgments. If Borrower has any unsatisfied judgment (whether or not abstracted or filed in any real property records) against it.
(u)    Cross‑Default. Borrower acknowledges and agrees that any Event of Default under any of the Security Instruments or any of the Loan Documents relating to the Note shall constitute an Event of Default under all of the Security Instruments and all of the Loan Documents relating to the Note, upon Lender’s election. Notwithstanding the foregoing, however, if both the Security Instrument and this Agreement describe the same Event of Default, but the Security Instrument allows Borrower a grace or cure period with respect to such Event of Default, or requires that Lender

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first provide Borrower with written notice of such Event of Default, then the grace, notice and cure provisions of the Security Instrument shall control.
11.2    Acceleration Upon Default; Remedies. Upon the occurrence of any Event of Default, Lender may, at its sole option, declare all sums owing to Lender under the Note, this Agreement and the other Loan Documents immediately due and payable. Upon such acceleration, Lender may, in addition to all other remedies permitted under this Agreement and the other Loan Documents and at law or equity, apply any sums in the Account and all insurance proceeds relating to a casualty to the Mortgaged Property which is then held by Lender to the sums owing under the Loan Documents and any and all obligations of Lender to make further Advances under the Loan shall terminate.
11.3    Disbursements to Third Parties. Upon the occurrence of an Event of Default occasioned by Borrower’s failure to pay money to a third party as required by this Agreement, Lender may but shall not be obligated to make such payment from the Credit Facility proceeds, insurance proceeds relating to a casualty to the Mortgaged Property which is then held by Lender, or other funds of Lender. If such payment is made from proceeds of the Credit Facility, Borrower shall immediately deposit with Lender, upon written demand, an amount equal to such payment. If such payment is made from funds of Lender, Borrower shall immediately repay such funds upon written demand of Lender. In either case, the Event of Default with respect to which any such payment has been made by Lender shall not be deemed cured until such deposit or repayment (as the case may be) has been made by Borrower to Lender.
11.4    Lender’s Completion of Construction. Upon the occurrence of an Event of Default, Lender may, upon five (5) days prior written notice to Borrower, and with or without legal process, take possession of the Collateral, remove Borrower and all agents, employees and contractors of Borrower from the Mortgaged Property, complete the work of construction (if applicable) and market and sell or lease the Collateral. For this purpose, Borrower irrevocably appoints Lender as its attorney‑in‑fact, which agency is coupled with an interest. As attorney‑in‑fact, Lender may, in Borrower’s name, take or omit to take any action Lender may deem appropriate, including, without limitation, exercising Borrower’s rights under the Loan Documents and all contracts concerning the Collateral.
11.5    Lender’s Cessation of Construction. If Lender determines at any time that the Improvements or A&D Improvements are not being constructed in accordance with the Plans and Specifications and all Governmental Requirements, Lender may immediately cause all construction to cease on any of the Improvements or A&D Improvements affected by the condition of nonconformance. Borrower shall thereafter not allow any construction work, other than corrective work, to be performed on any of the Improvements affected by the condition of nonconformance until such time as Lender notifies Borrower in writing that the nonconforming condition has been corrected.
11.6    Repayment of Funds Advanced. Any funds expended by Lender in the exercise of its rights or remedies under this Agreement and the other Loan Documents shall be payable to Lender upon demand, together with interest at the Default Rate from the date the funds were expended.
11.7    Rights Cumulative, No Waiver. All Lender’s rights and remedies provided in this Agreement and the other Loan Documents, together with those granted by law or at equity, are cumulative and may be exercised by Lender at any time. Lender’s exercise of any right or remedy shall not constitute a cure of any Event of Default unless all sums then due and payable to Lender under the Loan Documents are repaid and Borrower has cured all other Events of Default. No waiver shall be implied from any failure of Lender to take, or any delay by Lender in taking, action concerning any Event of Default or failure of condition under the Loan Documents, or from any previous waiver of any similar or unrelated Event of Default or failure of condition. Any waiver or approval under any of the Loan Documents must be in writing and shall be limited to its specific terms.
ARTICLE XII.    A&D LOANS

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12.1    A&D Loans. Prior to the Credit Facility Termination Date, Borrower may request that Lender make one or more A&D Loans. Lender, in its sole and absolute discretion may agree to make one or more A&D Loans to Borrower on the basic terms specified in the related A&D Project Loan Sheet at the time of the approval of such A&D Loan. Notwithstanding the Borrower’s compliance with all of the terms of this Agreement, Lender may establish unique requirements, terms and conditions for each A&D Loan and may decline to make any A&D Loan during term of this Agreement. Among the conditions that Borrower must satisfy before Lender will consider Borrower’s request for an A&D Loan, are the A&D Loan Closing Conditions. Upon approval of a specific A&D Loan, Borrower and Lender will execute an A&D Project Loan Sheet which will specify the A&D Loan Amount, the A&D Loan Maturity Date, and the A&D Partial Release Prices, and include an A&D Budget, and such other terms, conditions and agreements as Lender may require. The maximum amount of all Credit Facility proceeds that are either (a) advanced and outstanding for A&D Loans, or (b) not advanced, but committed for A&D Loans, at any one time, shall never exceed the amount of the A&D Loan Subfacility.
12.2    A&D Loan Minimum Standards. Each A&D Loan shall adhere to the following minimum standards, in addition to such other requirements, terms and conditions that Lender may establish from time to time:
(a)    Each A&D Project must be located in the State of Texas;
(b)    The A&D Loan Amount for any A&D Project shall not exceed the Maximum Credit Amount for the Land and A&D Improvements (if any) contemplated for such A&D Project;
(c)    The A&D Loan Maturity Date shall be no more than twenty-four (24) months after the origination of the applicable A&D Loan; and
(d)    The A&D Partial Release Price shall result in one hundred twenty-five percent (125%) acceleration for the repayment of the applicable A&D Loan.
12.3    A&D Subfacility is Revolving; Each A&D Loan is Not Revolving.
(a)    The A&D Subfacility shall constitute a revolving line of credit. Each A&D Loan, however, shall constitute a non–revolving line of credit. No principal amount repaid by Borrower under any A&D Loan may be reborrowed by Borrower under the same A&D Loan.
(b)    Lender will make Advances under the A&D Subfacility to Borrower under individual A&D Loans from time to time on any Business Day in such amounts as Borrower may request up to the maximum amount approved for each said A&D Loan, subject to the terms and conditions of the applicable A&D Project Loan Sheet, and the A&D Budget Allocations set forth in the applicable A&D Budget. All sums due and owing under each A&D Loan shall be paid in full on or prior to the earlier to occur of (i) the Maturity Date, or (ii) A&D Loan Maturity Date.
12.4    A&D Loan Advances. The following provisions apply to each and every A&D Loan made under the A&D Subfacility.
(a)    Purpose of A&D Loan Advances. The purposes for which A&D Loan proceeds are allocated and the respective amounts of such A&D Budget Allocations are set forth in the applicable A&D Budget for said A&D Loan, as approved by Lender in the applicable A&D Project Loan Sheet. Advances for each A&D Loan shall only be disbursed in accordance with the A&D Budget Allocations set forth in the A&D Budget. Lender shall not be obligated to make an Advance under any A&D Loan for an A&D Budget Allocation set forth in an A&D Budget to the extent that the amount of the Advance for such A&D Budget Allocation would, when added to all prior Advances for such A&D Budget Allocation, exceed the total of such A&D Budget Allocation as set forth in said A&D Budget.

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(b)    Limitation on A&D Loan Advances. To the extent that A&D Loan proceeds disbursed by Lender pursuant to the A&D Budget Allocations set forth in the applicable A&D Budget are insufficient to pay all costs required for the applicable element of the subject A&D Project, Borrower shall pay any and all excess costs for such element with funds derived from sources other than the A&D Loan (i.e., Borrower’s own funds). Under no circumstances shall Lender be required to disburse any proceeds of any A&D Loan in excess of the minimum amount set forth in the A&D Project Loan Sheet for said A&D Loan. Borrower shall be limited to two (2) Advances under each A&D Loan per calendar month; provided, however, that Lender may, in its sole discretion, but without any obligation to do so, allow more than two (2) Advances in any calendar month.
(c)    Request for A&D Loan Advances. Borrower may request Advances under any A&D Loan by submitting an A&D Draw Request Form to Lender, and by complying with the other terms and conditions set forth in Section 4.1 of this Agreement. No Advances shall be made under any A&D Loan after the applicable A&D Loan Advance Termination Date. No Advance (whether interim or final) under any A&D Loan shall be made unless all conditions precedent to such Advance have been satisfied.
12.5    Reallocation Among A&D Budget Line Items. Lender reserves the right, at its option, to disburse A&D Loan proceeds reserved to any of the A&D Budget Allocations for such other purposes or in such different proportions as Lender may reasonably deem necessary or advisable. Borrower shall not be entitled to require that Lender reallocate A&D Loan funds among the A&D Budget Allocations. With respect to any amount allocated in an A&D Budget for “contingencies” or other non–specific purposes (a) Lender, in its sole discretion, may disburse such amounts to pay future contingent costs and expenses of completing, maintaining, leasing and promoting the A&D Project and such other costs or expenses as Lender shall approve, (b) under no circumstances shall Borrower have the right to require Lender to disburse any amounts so allocated, and (c) Lender may impose such requirements and conditions as it deems prudent and necessary should it elect to disburse all or any portion of the amounts so allocated.
12.6    Retainage. Lender, at its sole discretion, may require and is hereby authorized to retain, undisbursed from any Advance, the amount required by law as “retainage” to protect Lender and Borrower from lien claims of subcontractors, laborers and materialmen. If retainage is not specifically authorized or directed by law, Lender shall have the right, in its sole discretion, to retain up to ten percent (10%) of the amount payable to each Contractor or subcontractor until the applicable A&D Project has been completed in accordance with the Plans and Specifications to Lender’s satisfaction, and upon Borrower’s written request therefor, accompanied by an affidavit from Contractor that all bills for labor and materials have been paid, and final lien releases from the Contractor and from any subcontractors, materialmen and laborers as requested by Lender.
12.7    Withholding. Lender may (a) withhold from an Advance, or (b) on account of subsequently discovered evidence, withhold from a later Advance, or (c) require Borrower to repay to Lender the whole or any part of any earlier Advance such sum as may be necessary to protect Lender from loss on account of (i) defective work not remedied or requirements of this Agreement not performed, (ii) liens filed or reasonable evidence indicating probable filing of liens, (iii) failure of Borrower to make payments to subcontractors for material or labor, or (iv) a reasonable doubt that the construction can be completed from the balance of the A&D Loan then undisbursed. When all such grounds are removed, payment shall be made of the applicable amount withheld.
12.8    Voluntary Prepayments; Partial Release Payments.
(a)    Voluntary Prepayments. Borrower may at its option prepay the principal amount of any A&D Loan outstanding hereunder at any time in whole or from time to time in part without premium or penalty, upon giving Lender prior notice of the aggregate principal amount to be prepaid, together with accrued interest thereon to the date of prepayment; provided, however, that (i) any prepayment made pursuant to this Section 12.8(a) shall not constitute a prepayment pursuant to

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Section 12.8(b), and (ii) any sum prepaid by Borrower under an A&D Loan may not be re-borrowed by Borrower under the same A&D Loan.
(b)    Payments as a Result of Lot Sales or Refinancing. Except as provided in Section 12.8(c) below for Lots upon which a House will be constructed with proceeds of the Credit Facility, Lender agrees (provided that no Event of Default, or condition which could become an Event of Default, has occurred and is continuing) to release individual Lots from any Security Instrument in favor of Lender which are financed under the A&D Loan upon payment by Borrower to Lender of the A&D Partial Release Price and all other amounts due under this and other any agreements between the parties. Upon payment by Borrower of the appropriate A&D Partial Release Price and any additional sums as provided in this Section, Lender will prepare and execute a partial release of lien and a UCC-3 partial release (if applicable) in the form required by Lender.
(c)    No Release from Security Instrument. Notwithstanding anything to the contrary contained in this Agreement or the Loan Documents, there shall not be any partial releases of Lots from the Security Instrument upon payment of the A&D Partial Release Price for said Lot (a) if the Lot is to be improved by the construction of a House financed through the Credit Facility, and (b) until the completed House and the associated Lot are sold to an independent third-party pursuant to an Approved Sales Contract. In the event the Borrower elects to finance the construction of a House on any Lot from a source other than the Credit Facility, so long as no Event of Default, or condition which could become an Event of Default, has occurred and is continuing, then Lender will promptly release its liens against said Lot upon payment of the A&D Partial Release Price for said Lot.
(d)    Repayment of A&D Loan. Notwithstanding any other provision of this Agreement to the contrary, an A&D Loan made hereunder shall not be deemed to have been paid in full merely because it has a zero (0) balance if any portion of the A&D Loan commitment remains undisbursed, unless Borrower relinquishes in writing its right to obtain any further Advances under said A&D Loan. In the event the commitment for said A&D Loan is not relinquished and the A&D Loan has a zero (0) balance, then Lender shall continue to collect the A&D Partial Release Price.
(e)    Partial Release Expenses. Borrower shall pay all costs and expenses of Lender arising in connection with any partial release of any Lot or any Land from the lien of any Security Instrument, including (but not limited to), reasonable legal fees of Lender’s counsel, all title insurance premiums arising as a result of endorsements required by Lender in connection with such partial release and all other costs arising in connection with the execution and delivery of the partial release of said Lot or Land.
(f)    Acceptance of Partial Releases. If Lender accepts any payment or issues any partial releases, it shall not affect Borrower’s obligation to repay all amounts which are owing under the Loan Documents or any portion of the Mortgaged Property secured by the Security Instrument which is not released. If Lender does not require satisfaction of all of the conditions described above before releasing one or more Lots or any Land, that alone shall not be a waiver of such conditions, and Lender reserves the right to require their satisfaction in full before releasing any further Lots or Land from the Security Instrument.
(g)    Application of Release Prices. All sums so paid for partial releases under an A&D Loan shall be applied to principal next due under the Note. To the extent mandatory or voluntary payments are made to reduce the amount of Indebtedness in connection with any A&D Loan, and no partial release is requested hereunder at the time of such payments, the amount of such payments shall not constitute a credit to Borrower against the A&D Partial Release Prices due for future partial releases.
(h)    No Interference with Ingress/Egress. No portion of any Mortgaged Property shall be released from the Security Instrument if such partial release would unreasonably interfere with

SECOND AMENDED AND RESTATED LOAN AGREEMENT - Page 41

ingress and egress to and from the portions of the Mortgaged Property not yet released, or otherwise unreasonably burden, restrict, or harm the value of the unreleased portions.
12.9    Mandatory Prepayments. At all times during the term of each A&D Loan, the unpaid principal balance of an A&D Loan shall not exceed the lesser of (a) the applicable A&D Loan Amount, or (b) the Maximum Credit Amount of the applicable A&D Project. If for any reason the unpaid principal balance of any A&D Loan exceeds the lesser of such amounts, then Borrower shall, upon Lender’s demand, immediately pay Lender the amount necessary to reduce the unpaid principal balance of said A&D Loan to an amount that would cause Borrower to comply with the previous sentence.
12.10    MUD Receivables. For certain A&D Projects, the costs for constructing utility infrastructure may be reimbursed by the applicable municipal utility district (such reimbursements are referred to herein as “MUD Receivables”). At the time of the origination of an A&D Loan for an A&D Project where MUD Receivables are anticipated, Borrower shall execute such instruments as Lender may reasonably require to assign the MUD Receivables to Lender as additional collateral for payment of the Note, and any Advances for such A&D Loan shall be conditioned upon the applicable municipal utility district’s execution and delivery to Lender of a written acknowledgment of the assignment of the MUD Receivables, in form and content reasonably acceptable to Lender.
ARTICLE XIII.    MISCELLANEOUS PROVISIONS
13.1    Indemnity. BORROWER HEREBY AGREES TO DEFEND, INDEMNIFY AND HOLD HARMLESS LENDER, ITS DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS FROM AND AGAINST ANY AND ALL LOSSES, DAMAGES, LIABILITIES, CLAIMS, ACTIONS, JUDGMENTS, COURT COSTS AND LEGAL OR OTHER EXPENSES (INCLUDING, WITHOUT LIMITATION, ATTORNEYS’ FEES AND EXPENSES) WHICH LENDER OR SUCH OTHER INDEMNIFIED PARTY MAY INCUR AS A DIRECT OR INDIRECT CONSEQUENCE OF: (i) THE PURPOSE TO WHICH BORROWER APPLIES THE CREDIT FACILITY PROCEEDS; (ii) THE FAILURE OF BORROWER TO PERFORM ANY OBLIGATIONS AS AND WHEN REQUIRED BY THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS; (iii) ANY FAILURE AT ANY TIME OF ANY OF BORROWER’S REPRESENTATIONS OR WARRANTIES TO BE TRUE AND CORRECT; OR (iv) ANY ACT OR OMISSION BY BORROWER, ANY CONSTITUENT PARTNER OR MEMBER OF BORROWER, ANY CONTRACTOR, SUBCONTRACTOR OR MATERIAL SUPPLIER, ENGINEER, ARCHITECT OR OTHER PERSON OR ENTITY WITH RESPECT TO ANY OF THE COLLATERAL. BORROWER SHALL IMMEDIATELY PAY TO LENDER OR SUCH OTHER INDEMNIFIED PARTY UPON DEMAND ANY AMOUNTS OWING UNDER THIS INDEMNITY, TOGETHER WITH INTEREST FROM THE DATE THE INDEBTEDNESS ARISES UNTIL PAID AT THE DEFAULT RATE. BORROWER’S DUTY AND OBLIGATIONS TO DEFEND, INDEMNIFY AND HOLD HARMLESS LENDER AND SUCH OTHER INDEMNIFIED PARTY SHALL SURVIVE PAYMENT OF THE INDEBTEDNESS AND THE RELEASE, PARTIAL RELEASE OR FORECLOSURE (OR ACTION IN LIEU OF FORECLOSURE) OF THE LIEN OF THE SECURITY INSTRUMENT AND THE EXERCISE BY LENDER OF ANY AND ALL REMEDIES SET FORTH HEREIN OR IN THE OTHER LOAN DOCUMENTS.
13.2    Form of Documents. The form and substance of all documents, instruments, and forms of evidence to be delivered to Lender under the terms of this Agreement and any of the other Loan Documents shall be subject to Lender’s approval and shall not be modified, superseded or terminated in any respect without Lender’s prior written approval.
13.3    No Third Parties Benefited. No person other than Lender and Borrower and their permitted successors and assigns shall have any right of action under any of the Loan Documents.

SECOND AMENDED AND RESTATED LOAN AGREEMENT - Page 42

13.4    Notices. All notices or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be considered as properly given if (i) mailed by first class United States mail, postage prepaid, registered or certified with return receipt requested, (ii) by delivering same in person to the intended addressee, or (iii) by delivery to an independent third party commercial delivery service for same day or next day delivery and providing for evidence of receipt at the office of the intended addressee. Notice so mailed shall be effective upon its deposit with the United States Postal Service or any successor thereto; notice sent by such a commercial delivery service shall be effective upon delivery to such commercial delivery service; notice given by personal delivery or by any other means shall be effective only if and when received by the intended addressee. For purposes of notice, the addresses of the parties shall be as set forth opposite the signature of the parties on this Agreement; provided, however, that either party shall have the right to change its address for notice hereunder to any other location within the continental United States by the giving of thirty (30) days notice to the other party in the manner set forth herein.
13.5    Attorney‑in‑Fact. Borrower hereby irrevocably appoints and authorizes Lender, as Borrower’s attorney‑in‑fact, which agency is coupled with an interest, to execute and/or record in Lender’s or Borrower’s name any notices, instruments or documents that Lender deems appropriate to protect Lender’s interest under any of the Loan Documents.
13.6    Actions. Borrower agrees that Lender, in exercising the rights, duties or liabilities of Lender or Borrower under the Loan Documents, may commence, appear in or defend any action or proceeding purporting to affect the Collateral or the Loan Documents and Borrower shall immediately reimburse Lender upon demand for all such expenses so incurred or paid by Lender, including, without limitation, attorney’s fees and expenses and court costs.
13.7    Right of Contest. Borrower may contest in good faith any claim, demand, levy or assessment (other than liens) by any person other than Lender which would constitute an Event of Default if: (i) Borrower pursues the contest diligently, in a manner which Lender determines is not prejudicial to Lender, and does not impair the rights of Lender under any of the Loan Documents; and (ii) Borrower deposits with Lender any funds or other forms of assurance which Lender in good faith determines from time to time appropriate to protect Lender from the consequences of the contest being unsuccessful. Borrower’s compliance with this Section shall operate to prevent such claim, demand, levy or assessment from becoming an Event of Default.
13.8    Relationship of Parties. The relationship of Borrower and Lender under the Loan Documents is, and shall at all times remain, solely that of borrower and lender, and Lender neither undertakes nor assumes any responsibility or duty to Borrower or to any third party with respect to the Collateral, except as expressly provided in this Agreement and the other Loan Documents.
13.9    Delay Outside Lender’s Control. Lender shall not be liable in any way to Borrower or any third party for Lender’s failure to perform or delay in performing under the Loan Documents (and Lender may suspend or terminate all or any portion of Lender’s obligations under the Loan Documents) if such failure to perform or delay in performing results directly or indirectly from, or is based upon, the action, inaction, or purported action, of any Governmental Authority, or because of war, rebellion, insurrection, strike, lock‑out, boycott or blockade (whether presently in effect, announced or in the sole judgment of Lender deemed probable), or from any Act of God or other cause or event beyond Lender’s control.
13.10    Attorneys’ Fees; Enforcement. If any attorney is engaged by Lender to enforce or defend any provision of this Agreement, any of the other Loan Documents or Other Related Documents, or as a consequence of any Event of Default, with or without the filing of any legal action or proceeding, Borrower shall immediately pay to Lender, upon demand, the amount of all attorneys’ fees and all costs incurred by Lender in connection therewith, together with interest thereon from the date of such demand until paid at the Default Rate.

SECOND AMENDED AND RESTATED LOAN AGREEMENT - Page 43

13.11    Immediately Available Funds. Unless otherwise expressly provided for in this Agreement, all amounts payable by Borrower to Lender shall be payable only in United States currency, immediately available funds.
13.12    Lender’s Consent. Except where otherwise expressly provided herein, in any instance hereunder where the approval, consent, or the exercise of judgment of Lender is required, the granting or denial of such approval or consent, and the exercise of such judgment, shall be within the sole discretion of Lender; and Lender shall not, for any reason or to any extent, be required to grant such approval or consent or exercise such judgment in any particular manner, regardless of the reasonableness of either the request or Lender’s judgment. In any instance when the approval or consent of Lender is contemplated or required by the terms of this Agreement or any other Loan Document and unless otherwise specifically provided, no such approval or consent shall be deemed to have been given except by a specific writing intended for that purpose and executed by an authorized representative of Lender.
13.13    Loan Sales and Participations; Disclosure of Information. Borrower agrees that Lender may elect, at any time, to sell, assign or grant participations in all or any portion of its rights and obligations under the Loan Documents, and that any such sale, assignment or participation may be to one or more financial institutions, private investors, and/or other entities, at Lender’s sole discretion (“Participant”). Borrower further agrees that Lender may disseminate to any such actual or potential purchaser(s), assignee(s) or participant(s) all documents and information (including, without limitation, all financial information) which has been or is hereafter provided to or known to Lender with respect to: (i) the Collateral and their operation; (ii) any party connected with the Credit Facility (including, without limitation, the Borrower, any partner, joint venturer or member of Borrower, any constituent party of any partner, joint venturer or member of Borrower, any Guarantor and any non-Borrower grantor); and/or (iii) any lending relationship other than the Credit Facility which Lender may have with any party connected with the Credit Facility. In the event of any such sale, assignment or participation, Lender and the parties to such transaction shall share in the rights and obligations of Lender as set forth in the Loan Documents only as and to the extent they agree among themselves. In connection with any such sale, assignment or participation, Borrower further agrees that the Loan Documents shall be sufficient evidence of the obligations of Borrower to each purchaser, assignee, or participant, and upon written request by Lender, Borrower shall enter into such amendments or modifications to the Loan Documents as may be reasonably required in order to evidence any such sale, assignment or participation. THE INDEMNITY OBLIGATIONS OF BORROWER UNDER THE LOAN DOCUMENTS SHALL ALSO APPLY WITH RESPECT TO ANY PURCHASER, ASSIGNEE OR PARTICIPANT.
13.14    Capital Adequacy. If Lender determines that compliance with any law or regulation or with any guideline or request from any central bank or other governmental agency (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by Lender or any corporation controlling Lender as a consequence of, or with reference to, Lender’s or such corporation’s commitments or its making or maintaining advances below the rate which Lender or such corporation controlling Lender could have achieved but for such compliance (taking into account the policies of Lender or corporation with regard to capital), then Borrower shall, from time to time, within thirty (30) calendar days after written demand by Lender, pay to Lender additional amounts sufficient to compensate Lender or such corporation controlling Lender to the extent that Lender determines such increase in capital is allocable to Lender’s obligations hereunder. A certificate as to such amounts, submitted to Borrower by Lender, shall be conclusive and binding for all purposes, absent manifest error.
13.15    Signs. Lender may place on the Mortgaged Property reasonable signs standard to construction loan transactions stating that construction financing is being provided by Lender and any other lenders or participants in the Credit Facility.

SECOND AMENDED AND RESTATED LOAN AGREEMENT - Page 44

13.16    Lender’s Agents. Lender may designate an agent or independent contractor to exercise any of Lender’s rights under this Agreement and any of the other Loan Documents. Any reference to Lender in any of the Loan Documents shall include Lender’s agents, employees or independent contractors.
13.17    Tax Service. Lender is authorized to secure, at Borrower’s expense, a tax service contract with a third party vendor which shall provide tax information on the Mortgaged Property satisfactory to Lender.
13.18    Waiver of Right to Trial by Jury. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THE LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY PRESENT OR FUTURE MODIFICATION THEREOF OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THE LOAN DOCUMENTS (AS NOW OR HEREAFTER MODIFIED) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION IS NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF ANY RIGHT THEY MIGHT OTHERWISE HAVE TO TRIAL BY JURY.
13.19    Severability. If any provision or obligation under this Agreement and the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that provision shall be deemed severed from the Loan Documents and the validity, legality and enforceability of the remaining provisions or obligations shall remain in full force as though the invalid, illegal, or unenforceable provision had never been a part of the Loan Documents, provided, however, that if the rate of interest or any other amount payable under the Note or this Agreement or any other Loan Document, or the right of collectability therefor, are declared to be or become invalid, illegal or unenforceable, Lender’s obligations to make Advances under the Loan Documents shall not be enforceable by Borrower.
13.20    Heirs, Successors and Assigns. Except as otherwise expressly provided under the terms and conditions of this Agreement, the terms of the Loan Documents shall bind and inure to the benefit of the heirs, successors and assigns of the parties.
13.21    Time. Time is of the essence of each and every term of this Agreement.
13.22    Headings. All Article, Section or other headings appearing in this Agreement and any of the other Loan Documents are for convenience of reference only and shall be disregarded in construing this Agreement and any of the other Loan Documents.
13.23    Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with the laws of the State of Texas, except to the extent preempted by United States federal law. Borrower and all persons and entities in any manner obligated to Lender under the Loan Documents consent to the jurisdiction of any federal or state court within the State of Texas having proper venue and also consent to service of process by any means authorized by Texas law or United States federal law.
13.24    Integration. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT

SECOND AMENDED AND RESTATED LOAN AGREEMENT - Page 45

ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. ANY REFERENCE TO THE LOAN DOCUMENTS INCLUDES ANY AMENDMENT, RENEWALS OR EXTENSIONS NOW OR HEREAFTER APPROVED BY LENDER IN WRITING.
13.25    USA Patriot Act Notice Compliance. The USA Patriot Act of 2001 (Public Law 107-56) and federal regulations issued with respect thereto require all financial institutions to obtain, verify and record certain information that identifies individuals or business entities which open an “account” with such financial institution. Consequently, Lender may from time-to-time request, and Borrower shall provide to Lender, Borrower’s name, address, tax identification number and/or such other identification information as shall be necessary for Lender to comply with federal law. An “account” for this purpose may include, without limitation, a deposit account, cash management service, a transaction or asset account, a credit account, a loan or other extension of credit, and/or other financial services product.
13.26    Joint and Several Liability. The liability of all persons and entities obligated in any manner under this Agreement and any of the Loan Documents shall be joint and several.
13.27    Counterparts. To facilitate execution, this document may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.
13.28    WAIVER OF CONSUMER RIGHTS. BORROWER HEREBY WAIVES BORROWER’S RIGHTS UNDER THE PROVISIONS OF CHAPTER 17, SUBCHAPTER E, SECTION 17.41 THROUGH 17.63 INCLUSIVE OF THE TEXAS BUSINESS AND COMMERCE CODE, GENERALLY KNOWN AS THE “DECEPTIVE TRADE PRACTICES‑CONSUMER PROTECTION ACT,” A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. AFTER CONSULTATION WITH AN ATTORNEY OF BORROWER’S OWN SELECTION, BORROWER VOLUNTARILY CONSENTS TO THIS WAIVER. IT IS THE INTENT OF LENDER AND BORROWER THAT THE RIGHTS AND REMEDIES WITH RESPECT TO THIS TRANSACTION SHALL BE GOVERNED BY LEGAL PRINCIPLES OTHER THAN THE TEXAS DECEPTIVE TRADE PRACTICES‑CONSUMER PROTECTION ACT. THE WAIVER SET FORTH HEREIN SHALL EXPRESSLY SURVIVE THE TERMINATION OF THE REFERENCED TRANSACTION. BORROWER REPRESENTS AND WARRANTS TO LENDER THAT BORROWER (I) IS A BUSINESS CONSUMER, (II) HAS KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT ENABLE BORROWER TO EVALUATE THE MERITS AND RISKS OF THE SUBJECT TRANSACTION, (III) IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION WITH RESPECT TO THE SUBJECT TRANSACTION, AND (IV) HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL (WHO WAS NOT, DIRECTLY OR INDIRECTLY, IDENTIFIED, SUGGESTED OR SELECTED BY LENDER OR LENDER’S AGENTS) IN CONNECTION WITH THE REFERENCED TRANSACTION.
13.29    Receipt of Master Deed of Trust. Pursuant to the provisions of Section 12.009 of the Texas Property Code, the Lender has duly recorded (or will record) the Master Deed of Trust in each Texas county in which any Mortgaged Property is to be situated. Borrower acknowledges that, at the time of the execution of this Agreement, the Borrower has received a copy of the Master Deed of Trust.
13.30    Multiple Borrower Representations, Warranties and Agreements.

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(a)    The Borrowers each represent and warrant that they are 100% owned by a common owner and share a common enterprise interest in jointly supporting the business plans and activities of the other Borrowers; and that the reasons for the Borrowers’ separate legal existence is primarily for tax, financial and accounting purposes to more clearly distinguish the locations, states or other tax jurisdictions where each entity is doing business.
(b)    Each of the Borrowers is solvent before making this Agreement and the effect of making this Agreement and the recognition of the joint and several liability of each Borrower for the entire amount that is or may be advanced and outstanding under the Credit Facility will not cause any of the Borrowers to be insolvent.
(c)    Each of the Borrowers recognizes and agrees that having the Credit Facility structured as a master credit facility upon which each of the Borrower may obtain Advances based in part on the values of property owned by the other Borrowers, and that each Borrower’s property is pledged to secure the entire Credit Facility promotes the common enterprise of all of the Borrowers and the owner of the Borrowers. The Borrowers expressly recognize and agree that the availability of the Credit Facility to them on a joint and several basis and the cross-collateralization of their respective obligations has been agreed upon to promote the joint and common enterprise interest as well the individual business interests of each Borrower. The Borrowers each acknowledge and agree that having the amount of the Credit Facility made available to each of them (if not previously committed to the others) gives each Borrower a unique business opportunity to obtain Credit Facility proceeds and conduct business investments and activities that they would not otherwise be able to obtain, and the potential increased credit availability under this arrangement constitutes good and sufficient consideration for each Borrower’s acceptance of the risk that their otherwise unencumbered equity in their individually owned assets may be required to secure the lesser secured obligations of the other Borrowers.
(d)    The Borrowers expressly waive any right to claim or allege that their being jointly and severally liable for the obligations arising under the Credit Facility either now or in the future is not or might not be supported by adequate consideration or a reasonably equivalent value, is or in retrospect might be considered to be a fraudulent conveyance or a conveyance that has the intent or effect of putting any of their assets beyond the reach of their creditors other than Lender. To this end, to the extent any Borrower’s assets or equity in any assets (the “Paying Borrower”) is used to pay or satisfy in whole or in part the obligations of any other Borrower (the “Obligated Borrower”), the Paying Borrower shall have no right of subrogation unless all amounts owed to Lender including principal, interest, all reimbursements of costs and expenses, and protective advances, and all contingent or continuing obligations are fully paid, satisfied and reimbursed. Further, and in addition to having no right of subrogation, to the extent the Paying Borrower is or may at any time in the future be a creditor of the Obligated Borrower, the Paying Borrower assigns to Lender the right to vote the Paying Borrower’s creditor rights as a creditor of the Obligated Borrower in any and all bankruptcy proceedings, insolvency proceedings or other cases or proceedings involving such Obligated Borrower’s debts. Lender shall be entitled to vote the rights of the Paying Borrower in any such proceeding or case, and Lender’s right to vote is deemed a right coupled with an interest, irrevocable and fully enforceable by Lender so long as any amounts are owed under the Credit Facility, including any contingent or continuing obligations.
13.31    Amendment and Restatement. This Agreement hereby amends, restates, renews, replaces and supersedes the Prior Agreement in its entirety. Furthermore, this Agreement replaces and supersedes that certain Third Amended and Restated Financial Covenants, Reporting and Monitoring Agreement and Covenants, Representations and Warranties, dated June 24, 2013, which shall be of no further force or effect.
[The remainder of this page was intentionally left blank. The signature pages follow.]

SECOND AMENDED AND RESTATED LOAN AGREEMENT - Page 47

IN WITNESS WHEREOF, Borrower and Lender have signed this Agreement.

NOTICE OF INDEMNIFICATION:

BORROWER HEREBY ACKNOWLEDGES
AND AGREES THAT THIS AGREEMENT
CONTAINS CERTAIN INDEMNIFICATION
PROVISIONS PURSUANT TO SECTIONS

2.6(c), 2.6(e), 2.7(d), 2.7(g), 2.8(d), 2.8(f), 8.4
AND 13.1 HEREOF.

BORROWER:

 LGI HOMES GROUP, LLC,
a Texas limited liability company

By: /s/ Eric T. Lipar

Eric T. Lipar, Manager

LGI HOMES – PRESIDENTIAL GLEN, LLC,
a Texas limited liability company

By: /s/ Eric T. Lipar

Eric T. Lipar, Manager

LGI HOMES – QUAIL RUN, LLC,
a Texas limited liability company

By: /s/ Eric T. Lipar

Eric T. Lipar, Manager

LGI HOMES – FW, LLC,
a Texas limited liability company

By: /s/ Eric T. Lipar

Eric T. Lipar, Manager

LGI HOMES – SAN TAN HEIGHTS, LLC,
an Arizona limited liability company

By:    LGI Homes Group, LLC,
a Texas limited liability company,
Its Managing Member

By: /s/ Eric T. Lipar

Eric T. Lipar, Manager

LGI HOMES – TEXAS, LLC,
a Texas limited liability company

By: /s/ Eric T. Lipar

Eric T. Lipar, Manager

LGI HOMES – DECKER OAKS, LLC,
a Texas limited liability company

By: /s/ Eric T. Lipar

Eric T. Lipar, Manager

LGI HOMES AZ CONSTRUCTION, LLC,
an Arizona limited liability company

By:    LGI Homes Group, LLC,
a Texas limited liability company,
Its Managing Member

By: /s/ Eric T. Lipar

Eric T. Lipar, Manager
LGI HOMES – WOODLAND CREEK, LLC,
a Texas limited liability company

By: /s/ Eric T. Lipar

Eric T. Lipar, Manager

LGI HOMES – LAKES OF MAGNOLIA, LLC,
a Texas limited liability company

By: /s/ Eric T. Lipar

       Eric T. Lipar, Manager

LGI HOMES – SALTGRASS, LLC,
a Texas limited liability company

By: /s/ Eric T. Lipar

       Eric T. Lipar, Manager

LGI HOMES – STEWARTS FOREST, LLC,
a Texas limited liability company

By: /s/ Eric T. Lipar

Eric T. Lipar, Manager
LGI HOMES – GLENNWILDE, LLC,
an Arizona limited liability company

By:    LGI Homes Group, LLC,
a Texas limited liability company,
Its Managing Member

By: /s/ Eric T. Lipar

Eric T. Lipar, Manager

LGI HOMES – E SAN ANTONIO, LLC,
a Texas limited liability company

By: /s/ Eric T. Lipar

Eric T. Lipar, Manager

LGI HOMES – WINDMILL FARMS, LLC,
a Texas limited liability company

By: /s/ Eric T. Lipar

Eric T. Lipar, Manager

LGI HOMES – ARIZONA, LLC,
an Arizona limited liability company

By:    LGI Homes Group, LLC,
a Texas limited liability company,
Its Managing Member

By: /s/ Eric T. Lipar

Eric T. Lipar, Manager

LGI HOMES – FLORIDA, LLC,
a Florida limited liability company

By: /s/ Eric T. Lipar

Eric T. Lipar, Manager

LGI HOMES – GEORGIA, LLC,
a Georgia limited liability company

By:    LGI Homes Group, LLC,
a Texas limited liability company,
Its Managing Member

By: /s/ Eric T. Lipar

Eric T. Lipar, Manager

LGI HOMES – MAPLE LEAF, LLC,
a Texas limited liability company

By:    LGI Fund III Holdings, LLC,
a Texas limited liability company,
its Manager

By:    LGI Homes Group, LLC,
a Texas limited liability company,
Its Managing Member

By: /s/ Eric T. Lipar

Eric T. Lipar, Manager

LGI HOMES AVONDALE, LLC,
a Texas limited liability company

By:    LGI Fund III Holdings, LLC,
a Texas limited liability company,
its Manager

By:    LGI Homes Group, LLC,
a Texas limited liability company,
Its Managing Member

By: /s/ Eric T. Lipar

Eric T. Lipar, Manager
LGI HOMES – SHALE CREEK, LLC,
a Texas limited liability company

By:    LGI Fund III Holdings, LLC,
a Texas limited liability company,
its Manager

By:    LGI Homes Group, LLC,
a Texas limited liability company,
Its Managing Member

By: /s/ Eric T. Lipar

Eric T. Lipar, Manager

LGI HOMES – STERLING LAKES PARTNERS, LLC,
a Texas limited liability company

By:    LGI Fund III Holdings, LLC,
a Texas limited liability company,
its Manager

By:    LGI Homes Group, LLC,
a Texas limited liability company,
Its Managing Member

By: /s/ Eric T. Lipar

Eric T. Lipar, Manager

LGI CROWLEY LAND PARTNERS, LLC,
a Texas limited liability company

By:    LGI Fund III Holdings, LLC,
a Texas limited liability company,
its Manager

By:    LGI Homes Group, LLC,
a Texas limited liability company,
Its Managing Member

By: /s/ Eric T. Lipar

Eric T. Lipar, Manager

LGI HOMES – MAPLE PARK, LLC,
a Georgia limited liability company

By:    LGI Fund III Holdings, LLC,
a Texas limited liability company,
its Manager

By:    LGI Homes Group, LLC,
a Texas limited liability company,
Its Managing Member

By: /s/ Eric T. Lipar

Eric T. Lipar, Manager

LGI HOMES – SUNRISE MEADOW, LLC,
a Texas limited liability company

By: /s/ Eric T. Lipar

Eric T. Lipar, Manager

LGI HOMES CORPORATE, LLC,
a Texas limited liability company

By: /s/ Eric T. Lipar

Eric T. Lipar, Manager

LGI HOMES SERVICES, LLC,
a Texas limited liability company

By:    LGI Homes Corporate, LLC,
a Texas limited liability company,
its Manager

By: /s/ Eric T. Lipar

Eric T. Lipar, Manager
LGI HOMES AZ SALES, LLC,
an Arizona limited liability company

By: /s/ Eric T. Lipar

Eric T. Lipar, Manager

LGI HOMES – NEW MEXICO, LLC,
a New Mexico limited liability company

By:    LGI Homes Group, LLC,
a Texas limited liability company,
Its Managing Member

By: /s/ Eric T. Lipar

Eric T. Lipar, Manager

LGI HOMES NM CONSTRUCTION, LLC,
a New Mexico limited liability company

By:    LGI Homes Group, LLC,
a Texas limited liability company,
Its Managing Member

By: /s/ Eric T. Lipar

Eric T. Lipar, Manager

LGI JV HOLDINGS, LLC,
a Delaware limited liability company

By:    LGI Homes Corporate, LLC,
a Texas limited liability company,
its Manager

By: /s/ Eric T. Lipar

Eric T. Lipar, Manager

LGI HOMES – LUCKEY RANCH, LLC,
a Delaware limited liability company

By:    LGI JV Holdings, LLC,
a Delaware limited liability company,
its Manager

By:    LGI Homes Corporate, LLC,
a Texas limited liability company,
its Manager

By: /s/ Eric T. Lipar

Eric T. Lipar, Manager

LGI JV HOLDINGS II, LLC,
a Delaware limited liability company

By:    LGI Homes Corporate, LLC,
a Texas limited liability company,
its Manager

By: /s/ Eric T. Lipar

Eric T. Lipar, Manager

LGI HOMES – WEST MEADOWS, LLC,
a Delaware limited liability company

By:    LGI JV Holdings II, LLC,
a Delaware limited liability company,
its Manager

By:    LGI Homes Corporate, LLC,
a Texas limited liability company,
its Manager

By: /s/ Eric T. Lipar

Eric T. Lipar, Manager

LGI JV HOLDINGS III, LLC,
a Delaware limited liability company

By:    LGI Homes Group, LLC,
a Texas limited liability company,
Its Managing Member

By: /s/ Eric T. Lipar

Eric T. Lipar, Manager

LGI HOMES - SONTERRA, LLC,
a Delaware limited liability company

By:    LGI JV Holdings III, LLC,
a Delaware limited liability company,
its Manager

By:    LGI Homes Group, LLC,
a Texas limited liability company,
Its Managing Member

By: /s/ Eric T. Lipar

Eric T. Lipar, Manager

LGI JV HOLDINGS IV, LLC,
a Delaware limited liability company

By:    LGI Homes Group, LLC,
a Texas limited liability company,
Its Managing Member

By: /s/ Eric T. Lipar

Eric T. Lipar, Manager

LGI HOMES – BLUE HILLS, LLC,
an Arizona limited liability company

By:    LGI JV Holdings IV, LLC,
a Delaware limited liability company,
its Manager

By:    LGI Homes Group, LLC,
a Texas limited liability company,
Its Managing Member

By: /s/ Eric T. Lipar

Eric T. Lipar, Manager

LGI HOMES – KRENSON WOODS, LLC,
a Delaware limited liability company

By:    LGI JV Holdings IV, LLC,
a Delaware limited liability company,
its Manager

By:    LGI Homes Group, LLC,
a Texas limited liability company,
Its Managing Member

By: /s/ Eric T. Lipar

Eric T. Lipar, Manager

LGI HOMES – NORTHPOINTE, LLC,
a Delaware limited liability company

By:    LGI JV Holdings IV, LLC,
a Delaware limited liability company,
its Manager

By:    LGI Homes Group, LLC,
a Texas limited liability company,
Its Managing Member

By: /s/ Eric T. Lipar

Eric T. Lipar, Manager

LGI HOMES – OAK HOLLOW PHASE 6, LLC,
a Delaware limited liability company

By:    LGI JV Holdings III, LLC,
a Delaware limited liability company,
its Manager

By:    LGI Homes Group, LLC,
a Texas limited liability company,
Its Managing Member

By: /s/ Eric T. Lipar

Eric T. Lipar, Manager

LUCKEY RANCH PARTNERS, LLC,
a Delaware limited liability company

By:    LGI JV Holdings IV, LLC,
a Delaware limited liability company,
its Manager

By:    LGI Homes Group, LLC,
a Texas limited liability company,
Its Managing Member

By: /s/ Eric T. Lipar

Eric T. Lipar, Manager
LGI FUND III HOLDINGS, LLC,
a Texas limited liability company

By:    LGI Homes Group, LLC,
a Texas limited liability company,
Its Managing Member

By: /s/ Eric T. Lipar

Eric T. Lipar, Manager

Borrower’s Address:

1450 Lake Robbins Drive
Suite 430
The Woodlands, Texas 77380

LENDER:

TEXAS CAPITAL BANK,
NATIONAL ASSOCIATION

By:    /s/ Larry Maywald
Name:    Larry Maywald
Title:    Senior Vice President
Lender’s Address:    2350 Lakeside Blvd.
Suite 800
Richardson, Texas 75082
Attn: Builder Finance Group

EXHIBITS AND ATTACHMENTS:

EXHIBIT “A”    ‑    Supplemental Terms Exhibit
EXHIBIT “B”    ‑    Disbursement Procedures
EXHIBIT “C”    ‑    Draw Request Form
EXHIBIT “D”    ‑    Compliance Certificate
EXHIBIT “E”    ‑    Borrowing Base Report Form
EXHIBIT “F”    ‑    A&D Project Loan Sheet Form
EXHIBIT “G”    ‑    A&D Loan Closing Conditions
EXHIBIT “H”    ‑    A&D Draw Request Form

SECOND AMENDED AND RESATTED LOAN AGREEMENT – Lender’s Signature Page

EXHIBIT “A”
SUPPLEMENTAL TERMS EXHIBIT
The following terms and provisions are incorporated by reference to and made a part of this Agreement:

1.
“Credit Facility Amount” ‑ shall mean Fifty Million and No/100 Dollars ($50,000,000.00). The Credit Facility Amount is the maximum amount that that be advanced and outstanding at any one time under the Credit Facility. The Credit Facility is a net/gross borrowing base, and although the maximum amount of Credit Facility proceeds that may be advanced and outstanding at any one time is the Credit Facility Amount, the aggregate amount of Credit Facility proceeds allocated for Lots, Houses or A&D Projects in the Borrowing Base at any one time may equal, but not exceed one hundred sixty-five percent (165%) of the Credit Facility Amount (i.e., $82,500,000.00).

2.
“Credit Facility Fee” ‑ shall mean an annual fee of Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00), to be paid by Borrower to Lender in quarterly installments of Sixty-Two Thousand Five Hundred and No/100 Dollars ($62,500.00).

3.	“Credit Facility Termination Date” ‑ shall mean June 30, 2015.

4.	“Guarantor” ‑ shall mean LGI Homes, Inc., a Delaware corporation.

5.	“Maturity Date” ‑ shall mean the date on which all outstanding principal and interest on the Note becomes finally due and payable, which is June 30, 2016.

6.
Approved Metropolitan Areas. The approved metropolitan areas, referenced in the definition of Approved Subdivision, are as follows: (a) certain metropolitan areas in the States of Arizona, Florida, Georgia and Texas, as approved by Lender from time to time, and (b) Albuquerque, New Mexico.

7.
Maximum Credit Amount. The Maximum Credit Amount of the Collateral for the purpose of determining the amount of the Borrowing Base under this Credit Facility shall be, subject to the other limitations and adjustments herein provided, as follows:

(a)    Pre-Sold Houses: The amount which is the lesser of (i) seventy-five percent (75%) of the Appraised Value thereof, or (ii) one hundred percent (100%) of Total Cost of such Pre-Sold House.
(b)    Model Houses: The amount which is the lesser of (i) seventy-five percent (75%) of the Appraised Value thereof, or (ii) one hundred percent (100%) of Total Cost of such Model House.
(c)    Spec Houses. The amount which is the lesser of (i) seventy-five percent (75%) of the Appraised Value thereof, or (ii) one hundred percent (100%) of Total Cost of such Spec House.
(d)    Lots. The amount which is the lesser of (i) seventy-five percent (75%) of the Appraised Value thereof, or (ii) seventy-five percent (75%) of Total Cost of such Lot.
(e)    Land. The amount which is the lesser of (i) fifty percent (50%) of the Appraised Value thereof, or (ii) fifty percent (50%) of Total Cost of such A&D Improvements.
(f)    A&D Improvements. The amount which is the lesser of (i) sixty-five percent (65%) of the Appraised Value thereof, or (ii) sixty-five percent (65%) of Total Cost of such Lot.

EXHIBIT “A”, Supplemental Terms Exhibit - Page 1

1.	Initial Due Date. The Initial Due Dates for the following types of Collateral shall be as set forth below:
(a)    Pre-Sold Houses: Nine (9) months.
(b)    Model Houses: Twelve (12) months.
(c)    Spec Houses. Twelve (12) months.
(d)    Lots. Twelve (12) months.

2.	Model House Limitation. Notwithstanding anything to the contrary contained herein, no single Approved Subdivision may contain more than one (1) Model House constituting Collateral at any one time.

3.	Spec and Model House Subfacility – shall not exceed the sum of $37,125,000.00.

4.	Lot Inventory Subfacility – shall not exceed the sum of $25,000,000.00.

5.	A&D Subfacility – shall not exceed the sum of $8,000,000.00.

6.
Financial Information. Borrower shall deliver to Lender, or cause Guarantor to deliver to Lender, the following financial information, on or before the applicable delivery deadline set forth in the table below:

Reporting Party:	Financial Information:	Delivery Deadline:
Borrower	Annual consolidated Financial Statements (audited by an independent certified public accountant)	Within one hundred fifty (150) days after the end of each fiscal year of Borrower
Borrower	Quarterly consolidated Financial Statement (internally prepared)	Within forty-five (45) days after the end of each Calendar Quarter
Borrower	Federal tax returns	Within forty-five (45) days after filing, but no later than the date required for filing by applicable law
Borrower	Accounts Payable Report	Within five (5) Business Days after Lender’s written request
Borrower	Borrowing Base Report	Within five (5) Business Days after Lender’s written request
Borrower	Compliance Certificate	Within forty-five (45) days after the end of each Calendar Quarter
Borrower	Inventory and Sales Status Report	Within thirty (30) days after the end of each calendar month
Guarantor	Annual Financial Statements (audited by an independent certified public accountant)	Within one hundred fifty (150) days after the end of each fiscal year of Guarantor
Guarantor	Quarterly Financial Statement (internally prepared)	Within forty-five (45) days after the end of each Calendar Quarter
Guarantor	Federal tax returns	Within forty-five (45) days after filing, but no later than the date required for filing by applicable law

7.	Borrower’s Minimum Tangible Net Worth. Borrower shall maintain its Tangible Net Worth in an amount not less than $35,000,000.00.

EXHIBIT “A”, Supplemental Terms Exhibit - Page 2

8.	Guarantor’s Minimum Tangible Net Worth. Borrower shall cause Guarantor to maintain its Tangible Net Worth in an amount not less than $125,000,000.00.

9.	Borrower’s Leverage Ratio. Borrower shall maintain a Leverage Ratio of not more than 1.25 to 1.0.

10.	Guarantor’s Leverage Ratio. Borrower shall cause Guarantor to maintain a Leverage Ratio of not more than 1.0 to 1.0.

11.	Liquidity. Borrower shall maintain Liquidity in excess of $10,000,000.00.

12.	Unrestricted Cash. Borrower and its Affiliates shall maintain Unrestricted Cash in an amount not less than $5,000,000.00, in a deposit account with Lender.

13.	Quarterly Losses. Borrower shall not suffer net losses in more than two consecutive calendar Quarters.

14.	Other Related Documents:

•	A full‑size, single sheet copy of the recorded subdivision or plat map of each Approved Subdivision, as approved (to the extent required by Governmental Requirements) by all Governmental Authorities

•	A complete set of Plans and Specifications for each style and type Home to be constructed

•	Copies of the floor plans for each style and type of Home to be constructed

•	A detailed construction cost breakdown for each separate floor plan, style or type of Home to be constructed

•	An environmental site assessment covering each Approved Subdivision, issued by an engineering firm acceptable to Lender, which report shall be in form and substance acceptable to Lender

•
A soils and geological report covering each Approved Subdivision, issued by a laboratory approved by Lender, which report shall be satisfactory in form and substance to Lender, and shall include a summary of soils test borings

•
Copies of any initial study, negative declaration, mitigated negative declaration, environmental impact report, notice of determination or notice of exemption prepared, adopted, certified or filed by or with any Governmental Authority in connection with the Mortgaged Property, if any

•	Lot purchase contracts between Borrower, as the buyer, and a third party, as the seller, relating to the right of Borrower to purchase Lots

•
One or more of the following, as requested by Lender: (i) an Appraisal of each Lot and the Improvement to be constructed thereon prepared by Lender or Lender’s appraiser (if applicable); or (ii) an Appraisal acceptable to Lender which complies with applicable federal regulatory laws relating to Lender and with Lender’s internal policies

•	A true, correct and complete copy of all homeowner association documentation establishing the terms, conditions and restrictions governing the Approved Subdivision.

EXHIBIT “A”, Supplemental Terms Exhibit - Page 3

•	Any and all documentation Lender reasonably requires with respect to accepting Collateral in a new state

•	Evidence that the Mortgaged Property is not situated in a 100 year flood plain.

EXHIBIT “A”, Supplemental Terms Exhibit - Page 4

EXHIBIT “B”
DISBURSEMENT PROCEDURES
A.    Timing of Advances. Unless another provision of this Agreement specifies otherwise, Borrower shall submit to Lender a Draw Request Form (or A&D Draw Request Form, if applicable), fully completed, signed and acknowledged by Borrower as a condition precedent to an Advance. Each Draw Request Form (or A&D Draw Request Form, if applicable) shall be submitted at least by 2:00 p.m., Dallas, Texas time, on the fifth (5th) Business Day preceding (but not including) the date for the requested Advance, to the Inspector and to Lender in duplicate, with one copy being submitted to Lender at the address set forth on the signature page of this Agreement and the other copy as follows:
Texas Capital Bank
2350 Lakeside Blvd., Suite 800
Richardson, Texas 75082
Attn: Builder Finance Group

Each Draw Request Form (or A&D Draw Request Form, if applicable) submitted by Borrower shall constitute a representation and warranty by Borrower that Borrower is in compliance with all the conditions precedent to such Advance as required in this Agreement.
B.    Lender’s Right to Condition Disbursements. Lender shall have the right to condition any Advance upon Lender’s receipt and approval of the following:
1.    the Draw Request Form (or A&D Draw Request Form, if applicable), fully completed and signed by Borrower; and
2.    the Borrowing Base Report, fully completed and signed by Borrower.
Borrower acknowledges that this approval process may result in disbursement delays and Borrower hereby consents to all such delays.
C.    Optional Advance Methods. Lender may, in Lender’s discretion, whether or not there then exists an Event of Default or any condition, circumstance or fact which with notice, lapse of time, or both, would cause an Event of Default, make Advances by journal entry to pay interest and financing costs and make Advances directly to third parties to pay costs or expenses required to be paid (but not then paid) by Borrower pursuant to this Agreement, including (without limitation) ad valorem taxes, insurance premiums, mechanic’s lien claims and construction costs. Credit Facility proceeds disbursed by Lender by journal entry to pay interest or financing costs, and Credit Facility proceeds disbursed directly by Lender to pay costs or expenses required to be paid by Borrower pursuant to this Agreement, shall constitute Advances to Borrower.

EXHIBIT “B”, Disbursement Procedures - Page 1

D.    Periodic Disbursement by Draw Schedule. As construction progresses, the Total Cost for each House under this Credit Facility shall be increased as herein provided in accordance with the stage of construction draw schedule set forth below. Total Cost for each Lot upon which construction of an Improvement has not been commenced shall be as reflected in the “Closing” stage of the draw schedule set forth below.

Stage of Construction Draw Schedule
Stage	Description of Construction to be Completed	Amount/ Percent
CLOSING	Acquisition of the Lot	Borrower’s purchase price and closing costs for such Lot
STAGE 1	Concrete – Slab	12%
STAGE 2	Frame	27%
STAGE 3	Roof Raised & Decked	32%
STAGE 4	Exterior Siding	34%
STAGE 5	Windows	36%
STAGE 6	Shingles	39%
STAGE 7	Plumbing Rough	42%
STAGE 8	Electrical Rough	44%
STAGE 9	Heating – A/C Rough	47%
STAGE 10	Fireplace	48%
STAGE 11	Insulation	49%
STAGE 12	Sheetrock	52%
STAGE 13	Tape & Float	54%
STAGE 14	Brick Veneer	59%
STAGE 15	Trim & Interior Doors	66%
STAGE 16	Cabinets – Kitchen & Bath	70%
STAGE 17	Tile Bath	72%
STAGE 18	Interior Paint	74%
STAGE 19	Exterior Paint	76%
STAGE 20	Counter Tops – Kitchen & Bath	78%
STAGE 21	Wallpaper	79%
STAGE 22	Electrical Final	81%
STAGE 23	Hardware	83%
STAGE 24	Plumbing Final	86%
STAGE 25	Flooring	90%
STAGE 26	Flatwork	92%

EXHIBIT “B”, Disbursement Procedures - Page 2

Stage of Construction Draw Schedule
STAGE 27	Appliances	94%
STAGE 28	Compressor Sets	96%
STAGE 29	Exterior Doors	98%
STAGE 30	Landscape & Clean	100%

EXHIBIT “B”, Disbursement Procedures - Page 3

EXHIBIT “C”
Draw Request Form
[The Draw Request Form follows this cover page.]

EXHIBIT “C”, Draw Request Form - Cover Page

(LETTERHEAD OF BORROWER)
Date: ____________________________
Texas Capital Bank
2350 Lakeside Blvd., Suite 800
Richardson, Texas 75082
Attn: Builder Finance Group (“Lender”)

Re:
Request for Advance to pay costs under Second Amended and Restated Loan Agreement, dated January 17, 2014 (the “Loan Agreement”), between [list all borrowing entities] (collectively “Borrower”), and Lender

Ladies and Gentlemen:
The undersigned authorized officer of Borrower requests an Advance under the Loan Agreement to pay costs incurred in connection with the acquisition of Lots or construction of Houses, in the amount of $__________________. All terms used and not otherwise defined in this request for Advance are used as defined in the Loan Agreement.
The proceeds of the Advance are to be used to pay the items listed on the attached page(s).
Borrower represents as follows:
(a)The amount requested above has actually been incurred in connection with the construction of the Improvements and no previous Advance has been made under the Loan Agreement to pay any of the costs for which Borrower requests this Advance.
(a)    The representations in the Loan Agreement are true and correct as of the date this request for Advance is submitted to Lender.
(b)    [Except as set forth on Schedule 1 to this request for Advance,] all equipment, supplies and materials acquired or furnished in connection with the construction of the House that are not affixed to or incorporated into the House are stored on the Mortgaged Property.
(c)    No Event of Default has occurred under the Loan Agreement that has not been waived by Lender or cured to the satisfaction of Lender.
[ADD IF Lender AGREES TO PAY FOR MATERIALS STORED OFFSITE:] [With respect to the items described on Schedule 1 to this request for Advance, the following are attached:
(a)    With respect to items stored in a bonded warehouse, an original warehouse receipt covering those items; and
(b)    With respect to items not stored in a bonded warehouse, a written certificate signed by Borrower certifying the location of all those items. Those items must be insured by companies, on forms and in amounts, satisfactory to Lender. Each location must be acceptable to Lender and all items must be stored under adequate safeguards acceptable to Lender to minimize the possibility of loss, theft, damage or commingling with other property.]

EXHIBIT “C”, Draw Request Form

AUTHORIZED OFFICER:

                        ______________________________________
Eric T. Lipar

EXHIBIT “C”, Draw Request Form

EXHIBIT “D”
Compliance Certificate Form
[The Compliance Certificate Form follows this cover page.]

EXHIBIT “D”, Compliance Certificate Form - Cover Page

COMPLIANCE CERTIFICATE
With reference to that certain Second Amended and Restated Loan Agreement (together with all amendments or supplements thereto, the “Agreement”), dated January 17, 2014, by and between [LIST ALL BORROWING ENTITIES] (collectively “Borrower”), and TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, a national banking association (“Lender”), the undersigned officer of Borrower certifies, represents and warrants as follows (each capitalized term used herein having the same meaning given to it in the Agreement unless otherwise specified):

(a)
The representations and warranties of Borrower contained in the Agreement and otherwise made in writing by or on behalf of Borrower pursuant to the Agreement were true and correct when made, and are repeated at and as of the time of delivery hereof and are true and correct at and as of the time of delivery hereof.

(b)	Borrower has performed and complied with all agreements and conditions contained in the Agreement required to be performed or complied with by it prior to or at the time of delivery hereof.

(c)	Borrower has not incurred any material liabilities, direct or contingent since _______________, 20__, except as disclosed or referred to in the financial statements most recently delivered to Lender.

(d)	Since ______________, 20__, no material adverse change has occurred either in any case or in the aggregate, in the condition, financial or otherwise, of Borrower.

(e)	There exists no Event of Default under the Agreement or the other Loan Documents.

(f)
The following is a true and accurate statement of actual figures as compared to the figures required by financial covenants set forth in the Supplemental Terms Exhibit attached to the Agreement for the Calendar Quarter ending _______________________, 20___:

(i)	Minimum Tangible Net Worth – Borrower
Required: $35,000,000            Actual    $________________

(ii)	Minimum Tangible Net Worth – Guarantor
Required: $125,000,000        Actual    $________________

(iii)	Maximum Leverage Ratio - Borrower
Required: 1.25 to 1.0            Actual    ___________ to 1.0

(iv)	Maximum Leverage Ratio - Guarantor
Required: 1.0 to 1.0            Actual    ___________ to 1.0

(v)	Minimum Liquidity
Required: $10,000,000            Actual    $___________

(vi)	Minimum Unrestricted Cash
Required: $5,000,000            Actual    $___________

COMPLIANCE CERTIFICATE

(vii)	Maximum Consecutive Quarterly Losses
Required: No more than two        Actual    ___________

EXECUTED AND DELIVERED this ____ day of _____________, 20___.

AUTHORIZED OFFICER:

______________________________________
Eric T. Lipar

COMPLIANCE CERTIFICATE

EXHIBIT “E”
Borrowing Base Report Form
[The Borrowing Base Report Form follows this cover page.]

EXHIBIT “E”, Borrowing Base Report Form - Cover Page

BORROWING BASE REPORT
DATE:         ___________________, 20_____
LENDER:    TEXAS CAPITAL BANK, NATIONAL ASSOCIATION
BORROWER:    LGI HOMES GROUP, LLC, ET AL.
This Borrowing Base Report is delivered under the Second Amended and Restated Loan Agreement (the "Agreement"), dated as of January 17, 2014, between Borrower and Lender. Capitalized terms used in this Borrowing Base Report shall, unless otherwise indicated, have the meanings set forth in the Agreement. On behalf of Borrower, the undersigned authorized officer certifies to Lender on the date hereof that (a) a review of the activities of Borrower has been made under my supervision with a view to determining the amount of the current Borrowing Base, (b) the Land, Lots, Houses or A&D Improvements included in the Borrowing Base as shown on the attachment meet all conditions to qualify for inclusion therein as set forth in the Agreement, and all representations and warranties set forth in the Agreement with respect thereto are true and correct in all material respects, and (c) the information set forth on the attachment hereto is true and correct as of the date set forth above.

AUTHORIZED OFFICER: Eric T. Lipar

[Attach a schedule of the Collateral in the Borrowing Base]

[The approved form for the schedule of Collateral is attached to this Exhibit E.]

BORROWING BASE REPORT

EXHIBIT “F”
Form of A&D Project Loan Sheet

[The form of A&D Project Loan Sheet follows this cover page.]

EXHIBIT “F”, Form of A&D Project Loan Sheet - Cover Page

A&D PROJECT LOAN SHEET
[Name of Subdivision, City, County, Texas]

THIS A&D PROJECT LOAN SHEET (this “Loan Sheet”) is made as of _____________ _______, 20__, by [LIST ALL BORROWING ENTITIES] (collectively, “Borrower”), and TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, a national banking association (“Lender”).
RECITALS
A.Lender established a master revolving line of credit for Borrower pursuant to that certain Second Amended and Restated Loan Agreement, dated January 17, 2014, by and between Lender and Borrower (as modified and amended from time to time, the “Loan Agreement”). All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Loan Agreement.
A.    ____________________________, a _______________ (the “Project Borrower”) wishes to apply to Lender for an A&D Loan for the purpose of acquiring [and developing] an A&D Project on the real property described in the attached Schedule “1” (the “Property”), pursuant to the terms of the Loan Agreement. The A&D Loan described in this Loan Sheet shall be referred to herein as the “A&D Loan.”
B.    As provided herein, the A&D Project which is the subject of the A&D Loan is commonly referred to as “                  Project”. The Loan shall be in the sum of                      Dollars ($        .00).
C.    The Loan shall provide financing for the acquisition of _______ acres of Land [and the development of ____ Lots thereon].
D.    Project Borrower is the owner of the Property that is being pledged and encumbered in connection with the making of the Loan described herein. All references in this Loan Sheet to “Borrower” shall also include Project Borrower.
E.    Borrower has agreed to execute this Loan Sheet and the Security Instrument in connection with Lender’s extension of the A&D Loan to Borrower, as described herein. The Security Instrument of even date herewith executed in connection with this Loan shall constitute a first lien against all of the real and personal property collateral that is or shall be included in the development of the A&D Project (collectively “Mortgaged Property”).
F.    It is a condition precedent to Lender’s approval of the A&D Loan that Borrower execute this Loan Sheet and all other documents, instruments and agreement set forth in the Loan Agreement and described in the attached Schedule “2”.
NOW, THEREFORE, Borrower represents, warrants and agrees with and for the benefit of Lender as follows:
AGREEMENT
1.    Recitals. The preamble, recitals and any exhibits hereto are hereby incorporated into this Loan Sheet.
2.    Joinder of A&D Project Under the Loan Documents.
(a)    By its execution hereof, Project Borrower acknowledges and agrees to be bound by all terms, conditions, and covenants set forth in the Loan Agreement, the Note, the Security

EXHIBIT “F”, Form of A&D Project Loan Sheet

Instrument, and all of the other Loan Documents executed by Borrower in connection with this A&D Loan.
(b)    Borrower acknowledges and agrees that its execution hereof is one of the conditions precedent to Lender’s approval of this A&D Loan. Borrower shall be liable for any and all obligations under the Loan Documents pertaining to the acquisition, development and construction of the A&D Project, as modified and supplemented by this Loan Sheet.
(c)    Borrower further acknowledges and agrees that the A&D Project, as described above in Recital “C”, is an A&D Project under the Loan Agreement and all of the other Loan Documents and, as such, Borrower is subject to and shall comply with all of the covenants, promises, conditions, representations and warranties applicable to this A&D Project pursuant to the terms and conditions of the Loan Agreement.
(d)    Borrower also acknowledges and agrees that all funds to be disbursed under the A&D Loan described herein shall be advanced pursuant to the terms, conditions, limitations and restrictions set forth in the Loan Agreement and in this Loan Sheet. To the extent that there is any inconsistency between the terms of this Loan Sheet and the Loan Agreement, the provisions of this Loan Sheet shall control; provided, however, that any term or condition included in the Loan Agreement and not expressly included herein shall apply to the A&D Project and the disbursement of A&D Loan funds hereunder.
3.    Budgets. The A&D Budget for the Loan is attached hereto as Schedule “3”.
4.    Additional Documents. Borrower shall execute any and all documents required by the Loan Agreement or any of the other Loan Documents as a condition to obtaining or effectuating the A&D Loan, including without limitation the Security Instrument and such other Loan Documents as may be required by Lender.
5.    Conditions Precedent. In no event shall Lender have any obligation to close this A&D Loan unless and until all of the following conditions are satisfied:
(a)    No Defaults. There shall be no: (a) uncured Event of Default hereunder or under the Loan Documents, (b) continuing representation, covenant or warranty hereunder or under the Loan Documents that is false or misleading in any manner, and (c) event currently existing which, with the passage of time, will result in an Event of Default or the falsity of any continuing representation, covenant or warranty hereunder or under the Loan Documents.
(b)    Title Insurance Policy. At Borrower’s sole cost and expense, Title Insurance shall be issued by Title Company in connection the A&D Loan, with such endorsement(s) to said title policy as may be reasonably approved by Lender.
(c)    No Financial Change. There has been no material adverse change in Borrower’s or the A&D Project’s financial condition since the initial delivery by Borrower to Lender of financial information for Borrower and/or this A&D Project.
(d)    Payment of Lender’s Costs. Borrower shall pay all of Lender’s costs and expenses incurred in connection with the documentation and closing of this A&D Loan, including without limitation all reasonable attorneys’ fees, title costs, recording charges and other closing fees and costs.

EXHIBIT “F”, Form of A&D Project Loan Sheet

(i)    To the extent Loan funds are available under the A&D Budget to pay for the costs and expenses incurred by Lender in connection with this Loan Sheet, such A&D Loan funds shall be disbursed to pay such costs and expenses.
(ii)    To the extent Loan funds are not available to pay for all or any portion of such costs and expenses, Borrower shall deposit with Lender cash in an amount estimated by Lender in its reasonable discretion as being sufficient to pay Lender’s costs and expenses.
(iii)    In the event the above charges exceed the amount of Borrower’s cash deposit, Borrower shall pay such excess upon demand by Lender. In the event Borrower’s deposit exceeds the amount of the above charges, the excess shall be refunded to Borrower, or, at Lender’s option, shall be credited to the next interest installment due under the Note.
(e)    Additional Documents. Lender shall have received all additional documents executed by Borrower and/or its respective officers and/or shareholders, as reasonably required by Lender in connection with this Loan Sheet.
6.    Representations and Warranties. Borrower represents and warrants to Lender that the following statements are true, correct and complete as of the date hereof:
(a)    Organization and Powers. Borrower is duly organized and validly existing under the laws of its respective states of formation. Borrower has all requisite power and authority, rights and franchises to (i) own and operate its properties, to carry on its businesses as now conducted and as proposed to be conducted, and (ii) to enter into and perform under the Loan Agreement and other Loan Documents. The address of Borrower’s chief executive office and principal place of business continues to be as set forth in the Loan Agreement.
(b)    Good Standing. Borrower has made all filings and is in good standing in each jurisdiction in which the character of the property it owns or the nature of the business it transacts makes such filings necessary, or where the failure to make such filings could have a materially adverse effect on the business, operations, assets or condition (financial or otherwise) of Borrower.
(c)    Non-Foreign Status; Employer Identification Number. Borrower is not a “foreign corporation,” “foreign partnership,” “foreign trust,” or “foreign estate,” as those terms are defined in the Internal Revenue Code and the regulations promulgated thereunder.
(d)    No Default. No Event of Default under any of the Loan Documents has occurred that remains uncured, and no event has occurred which, with the giving of notice or the passage of time, or both, would constitute an Event of Default under any of the Loan Documents.
(e)    No New Liens. Borrower has granted no liens upon the Property or security interests in the collateral described in the Loan Documents relating to the A&D Project, except for the liens and security interests granted in favor of the Lender.
(f)    No Claims or Defenses. As of the date hereof, neither Borrower nor any of its officers, directors, employees and/or agents has any claims against Lender nor defenses to the enforcement of any of the Loan Documents in accordance with their respective terms, as amended by this Loan Sheet.
(g)    Satisfaction of Conditions. All of the conditions precedent set forth above and all of the A&D Loan Closing Conditions set forth in the Loan Agreement, as applicable to this A&D Project, have been fully satisfied.

EXHIBIT “F”, Form of A&D Project Loan Sheet

(h)    Other Matters. All other representations and warranties set forth in the Loan Documents are true, complete and accurate as to Borrower as of the date hereof. All of the terms and conditions of the Loan Agreement shall apply to the Loan, except as expressly set forth in Schedule “2” attached hereto.
7.    Further Assurances. Borrower agrees to perform such other and further acts, and to execute such additional documents, agreements, notices or financing statements, as Lender deems necessary or desirable from time to time to create, preserve, continue, perfect, validate or carry out any of Lender’s rights under this Loan Sheet and the other Loan Documents.
8.    Integration. All rights, remedies, powers and interest provided for Lender herein are in addition to the rights, remedies, powers and interests provided for Lender in the Loan Documents, the terms and provisions of which are incorporated herein by this reference and made a part hereof.
9.    Entire Agreement; Amendments. This Loan Sheet and the other Loan Documents contain the entire agreement between Borrower and Lender with respect to this A&D Project, and all prior negotiations, commitments, understandings and agreements pertaining to the A&D Project are superseded by this Loan Sheet and the Loan Documents. No amendment, modification, supplement, extension, termination or waiver of any provision of this Loan Sheet, any Loan Document, or any other agreement executed in connection with any of the foregoing shall be effective unless in writing and signed by Lender and Borrower, and then only in the specific instance and for the specific purpose given.
10.    Governing Law. This Loan Sheet shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Texas, without regard to its conflict of laws principles.
11.    Section Headings. The section headings of this Loan Sheet are included for convenience only, and shall not affect the construction or interpretation of any provision of this Loan Sheet.
12.    Binding Effect. This Loan Sheet and the other Loan Documents shall be binding upon, and shall inure to the benefit of, Borrower and Lender and their respective successors and assigns, or heirs and personal representatives, as applicable, subject to any provision of the Loan Documents restricting transfers of the Property.
13.    Severability of Provisions. No provision of this Loan Sheet or any other Loan Document that is held to be inoperative, unenforceable and invalid shall affect the remaining provisions, and all provisions of this Loan Sheet and the Loan Documents are hereby declared to be severable.
14.    Miscellaneous. No reference to this Loan Sheet is necessary in any instrument or document at any time referring to the Loan Documents. A reference to the Loan Documents shall be deemed a reference to such document as modified hereby.
15.    No Other Amendments. Except as expressly amended herein, the Loan Agreement, Note, Security Instrument and all of the other Loan Documents remain unmodified and in full force and effect.
16.    [Insert other terms required by Lender for this specific A&D Project.]
17.    [Insert other terms required by Lender for this specific A&D Project.]
18.    [Insert other terms required by Lender for this specific A&D Project.]

EXHIBIT “F”, Form of A&D Project Loan Sheet

IN WITNESS WHEREOF, Borrower has caused this Loan Sheet to be executed as of the date set forth above.
BORROWER:

[Insert signature blocks for all borrowing entities]

LENDER:

[Insert signature block]

EXHIBIT “F”, Form of A&D Project Loan Sheet

Schedule “2”
Additional Project Loan Terms
The following terms and provisions are incorporated by reference to and made a part of this Loan Sheet:

1.    Definitions.
(a)    A&D Loan Amount: The A&D Loan Amount shall not exceed the lesser of (i)              Dollars ($        .00), or (ii) the sum required to comply with the Maximum Credit Amount for this A&D Project.
(b)    Approved Subdivision. The Approved Subdivision shall be limited to the Property included in that certain single-family home project to be developed by Borrower in the City of     ,          County, State of         .
(c)    A&D Commencement Date:             , 20__.
(d)    A&D Completion Date:                 , 20__.
(e)    A&D Loan Advance Termination Date:                 , 20__.
(f)    A&D Loan Maturity Date:                 , 20__.
(g)    Number of Lots:          (    ) Lots within the A&D Project.
(h)    Design Professional:                         .
(i)    Contractor:                             .
2.    Maximum Credit Amount. The aggregate of all Advances under the A&D Loan shall not exceed the Maximum Credit Amount set forth in the Loan Agreement.
3.    A&D Partial Release Price: The sum of                      Dollars ($    .00) per Lot. If the payment of the A&D Partial Release Price results in the payment in full of the A&D Loan, accrued interest on the A&D Partial Release Price must be paid concurrent with the A&D Partial Release Price
4.    Mandatory Prepayments. If the A&D Partial Release Prices paid to Lender during a Calendar Quarter (beginning with the Calendar Quarter from _______ through _____) are less than the amounts shown in the table below, then on or before the 15th day following Calendar Quarter, Borrower shall pay to Lender as a reduction of the outstanding principal balance of the Loan, an amount that would cause Lender to receive at least the amount shown in the table below for such Calendar Quarter. If A&D Partial Release Prices paid to Lender in a Calendar Quarter exceed the required amount shown in the table below, then the amount of the excess may be carried forward to future quarters and applied toward satisfaction of the requirements of this paragraph.

EXHIBIT “F”, Form of A&D Project Loan Sheet

5.    [Insert other terms required by Lender for this specific A&D Project.]
6.    [Insert other terms required by Lender for this specific A&D Project.]
7.    [Insert other terms required by Lender for this specific A&D Project.]

EXHIBIT “F”, Form of A&D Project Loan Sheet

EXHIBIT “G”
A&D Loan Closing Conditions
Lender’s agreement to make any A&D Loan shall be shall be subject to the receipt and approval by Lender (in its sole discretion) of the following documents, certificates and other matters (together with such other documents, instruments, certificates and matters as Lender may require) (at Borrower’s cost and expense):

1.	Lender shall have received an A&D Project Loan Sheet, duly executed by Borrower.

2.	Lender shall have received evidence from Borrower of any required initial equity funds in the form of either cash or verified prepaid expenses.

3.
Lender shall have received certified copies of resolutions or consents for each entity comprising Borrower that is involved in the A&D Project, if such entity is a corporation or a limited liability company, or a certified copy of a consent of partners, if such entity is a partnership, or a certified copy of a consent of members, if such entity is a limited liability company authorizing execution, delivery and performance of the A&D Project Loan Sheet and all of the Loan Documents and, along with such certificates of existence, certificates of good standing and other certificates or documents as Lender may require.

4.
Lender shall have received true copies of all organization and entity documents of each entity comprising Borrower that is involved in the A&D Project, including all amendments or supplements thereto, along with such certificates or other documents as Lender may require.

5.
Lender shall have received evidence that the A&D Project is not located within any designated flood plain or special flood hazard area; or evidence that Borrower has applied for and received flood insurance covering the Property in the amount of the Loan or the maximum coverage available to Lender.

6.	Lender shall have received evidence of compliance with all Governmental Requirements.

7.
Lender shall have received a full‑size, single sheet copy of all recorded or planned subdivision or plat maps of the Land approved (to the extent required by Governmental Requirements) by all Governmental Authorities, if applicable, and legible copies of all instruments representing exceptions to the state of title to the Property.

8.	Lender shall have received copies of the insurance policies described in this Agreement.

9.	Lender shall have received the Title Insurance.

10.	Lender shall have received from Borrower such other instruments, evidence and certificates as Lender may reasonably require, including the items indicated below:
A.    Evidence that all the streets furnishing access to the Land have been dedicated to public use and installed and accepted by applicable Governmental Authorities.
B.    A final and recorded subdivision or tract map, or a current survey of the Land prepared by a registered surveyor or engineer and certified to Lender, Borrower and Title Company, in form and substance acceptable to Lender, showing all easements, building or setback lines, rights‑of‑way and dedications affecting the Land and showing no state of facts objectionable to Lender.

EXHIBIT “G”, A&D Loan Closing Conditions

C.    Evidence satisfactory to Lender showing the availability of all necessary utilities at the boundary lines of the Land, including sanitary and storm sewer facilities, potable water, telephone, electricity, gas, and municipal services.
D.    Evidence that the current and proposed use of the Land and the construction of the proposed A&D Improvements (as contemplated by the Plans and Specifications) complies with all Governmental Requirements and any other parties or persons having approval or consent rights with respect to the Plans and Specifications.
E.    The A&D Budget, together with a cost breakdown satisfactory to Lender showing the Total Costs, including, but not limited to, such related non‑construction items as interest during construction, commitment, legal, design professional and real estate agents’ fees, plus the amount of the Land cost and direct construction costs of the Improvements required to be paid to satisfactorily complete the Improvements, free and clear of liens or claims for liens for material supplied and for labor services performed.
F.    Original or a copy of the proposed Construction Contract.
G.    Original or a copy of each fully executed Design Professional’s Agreement.
H.    A copy of the Plans and Specifications for the A&D Improvements (as approved by all applicable Governmental Authorities and any other parties or persons having consent or approval rights).
I.    All building permit(s), grading permit(s) and all other permits required with respect to the construction of the A&D Improvements.
J.    Evidence that all applicable zoning ordinances and restrictive covenants affecting the Land permit the use for which the A&D Improvements are intended and have been or will be complied with.
K.    If requested by Lender, copies of all subcontracts and agreements pertaining to the development, construction and completion of the A&D Improvements or pertaining to materials to be used in connection therewith, together with a schedule of anticipated dates and amounts of each Advance for the same.
L.    Environmental site assessment report with respect to the Land prepared by a firm of engineers approved by Lender, which report shall be satisfactory in form and substance to Lender, certifying that there is no evidence that any Hazardous Materials has been generated, treated, stored or disposed of on any of the Land and none exists on, under or at the Land.
M.    A soils and geological report covering the Land issued by a laboratory approved by Lender, which report shall be satisfactory in form and substance to Lender, and shall include a summary of soils test borings.

11.	Lender shall have ordered and received, at Borrower’s expense, the Appraisal, prepared by an appraiser acceptable to Lender and presented and based upon such standards as may be required by Lender.

12.	Borrower shall furnish to Lender a copy of the purchase contract or other evidence satisfactory to Lender with respect to the cost of the Land financed under the A&D Loan.

EXHIBIT “G”, A&D Loan Closing Conditions

13.
Lender shall have received and approved (in writing) any and all development agreements encumbering the Land; and in connection therewith, Lender shall have received written verification of any development fees or impositions (whether imposed by any Governmental Authority or otherwise) and shall have confirmed that such fees are included in the A&D Budget.

14.	Lender shall have received such other documents as it may reasonably have requested at any time at or prior to the closing.

EXHIBIT “G”, A&D Loan Closing Conditions

EXHIBIT “H”
A&D Draw Request Form
(LETTERHEAD OF BORROWER)
Date: ____________________________
Texas Capital Bank
2350 Lakeside Blvd., Suite 800
Richardson, Texas 75082
Attn: Builder Finance Group (“Lender”)

Re:
Request for Advance to pay costs for A&D Loan under Second Amended and Restated Loan Agreement, dated January 17, 2014 (the “Loan Agreement”), between [list all borrowing entities] (collectively “Borrower”), and Lender; [Insert description of A&D Project] (the “A&D Project”)

Ladies and Gentlemen:
The undersigned authorized officer of Borrower requests an Advance under the Loan Agreement to pay costs incurred in connection with development of the A&D Project, in the amount of $__________________. All terms used and not otherwise defined in this Draw Request are used as defined in the Loan Agreement.
The proceeds of the Advance are to be used to pay the items listed on the attached page(s). If the advance will be used to pay Contractor(s), an Application and Certificate for Payment for each Contractor to be paid is also attached.
The status of costs for the A&D Improvements is as follows:

(a)	Original costs per A&D Budget	$
(b)	Additions to date	$
(c)	Deductions to date	($ )
(d)	Current projection of costs	$
(e)	Total costs certified to date, including amount of this certificate	($ )
(f)	Unpaid balance of projected costs (amount yet to be certified)	$

EXHIBIT “H”, A&D Draw Request Form

The status of available funds from Borrower’s equity and under the Loan Agreement is as follows:

(g)	(1)	Total amount of A&D Loan	($ )
	(2)	less Advances to date	- ($ )
	(3)	equals Unadvanced A&D Loan proceeds	($ )
(h)	(1)	Unpaid balance of projected costs (from (f) above)	($ )
	(2)	plus Amount of this certification	+ ($ )
	(3)	equals Total unpaid projected costs	($ )
(i)	(1)	less Unadvanced A&D Loan proceeds ((g)(3))	- ($ )
	(2)	equals Total Borrower’s equity required	($ )
(j)	Amount of this certification		($ )
	less Total Borrower’s equity required equals A&D Loan proceeds to be advanced (if greater than $0).		- ($ ) ($ )
If Total Borrower’s equity required is greater than the amount of this certification, this certification is to be paid solely from Borrower’s equity.
Borrower represents as follows:
(a)    The amount requested above has actually been incurred in connection with the construction of the A&D Improvements and no previous Advance has been made under the Loan Agreement to pay any of the costs for which Borrower requests this Advance.
(b)    The representations in the Loan Agreement are true and correct as of the date this Draw Request is submitted to Lender.
(c)    [Except as set forth on Schedule 1 to this Draw Request,] all equipment, supplies and materials acquired or furnished in connection with the construction of the A&D Improvements that are not affixed to or incorporated into the A&D Improvements are stored on the Land.
(d)    No Event of Default has occurred under the Loan Agreement that has not been waived by Lender or cured to the satisfaction of Lender.
[ADD IF Lender AGREES TO PAY FOR MATERIALS STORED OFFSITE:] [With respect to the items described on Schedule 1 to this Draw Request, the following are attached:
(e)    With respect to items stored in a bonded warehouse, an original warehouse receipt covering those items; and
(f)    With respect to items not stored in a bonded warehouse, a written certificate signed by Borrower certifying the location of all those items. Those items must be insured by companies, on forms and in amounts, satisfactory to Lender. Each location must be acceptable to Lender and all items must be stored under adequate safeguards acceptable to Lender to minimize the possibility of loss, theft, damage or commingling with other property.]
Very Truly Yours,
AUTHORIZED OFFICER:

                        ______________________________________
Eric T. Lipar

EXHIBIT “H”, A&D Draw Request Form